(INVESCO LOGO)

                             INVESCO EUROPEAN FUND,
                A PORTFOLIO OF INVESCO INTERNATIONAL FUNDS, INC.

                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237
                                                                 August 25, 2003

Dear Shareholder:

     As you may be aware, AMVESCAP PLC, the parent company of your Fund's investment advisor, has undertaken an integration initiative for its North American mutual fund operations.

     In the first phase of the integration initiative, A I M Distributors, Inc. became the sole distributor for all retail AMVESCAP PLC mutual funds in the United States. A I M Distributors, Inc. is now the distributor for all retail INVESCO Funds (including your Fund) and the retail AIM Funds.

     AMVESCAP PLC also reviewed all INVESCO Funds and AIM Funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Your Fund is one of the funds that AMVESCAP PLC recommended, and your Board of Directors approved, be consolidated with another fund. The attached proxy statement/prospectus seeks your approval of this consolidation.

     As part of the integration initiative, AMVESCAP PLC has recommended restructuring the advisory and administrative servicing arrangements so that A I M Advisors, Inc. is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which A I M Advisors, Inc. will serve as the investment advisor for your Fund. The portfolio management team for your Fund will not change as a result of this restructuring. The attached proxy statement/prospectus seeks your approval of this new investment advisory agreement. If approved, this new agreement will become effective only if shareholders do not approve the proposal to consolidate your Fund.

     The integration initiative also calls for changing the organizational structure of the INVESCO Funds and the AIM Funds. To accomplish this goal, AMVESCAP PLC has recommended that all INVESCO Funds and AIM Funds organized as Maryland corporations change their form and state of organization to Delaware statutory trusts. Your Board has approved redomesticating your Fund as a series of a Delaware statutory trust. The attached proxy statement/prospectus seeks your approval of this redomestication. If approved, the redomestication will become effective only if shareholders do not approve the proposal to consolidate your Fund.

     Finally, the independent directors of your Board believe that your interests would best be served if the INVESCO Funds and the AIM Funds had a unified board of directors/trustees. The attached proxy statement/prospectus seeks your vote in favor of the persons nominated to serve as directors.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc., reminding you to vote your shares.

                                          Sincerely,

                                          -s- Raymond R. Cunningham

                                          Raymond R. Cunningham
                                          President

                             INVESCO EUROPEAN FUND,
                A PORTFOLIO OF INVESCO INTERNATIONAL FUNDS, INC.
                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 21, 2003

To the Shareholders of INVESCO European Fund:

     We cordially invite you to attend our Special Meeting of Shareholders to:

          1. Approve an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets of your Fund, an investment portfolio of INVESCO International Funds, Inc. ("Company"), will be transferred to AIM European Growth Fund ("Buying Fund"), an investment portfolio of AIM International Funds, Inc. ("Buyer"), Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund.

          2. Elect 16 directors to the Board of Directors of Company, each of whom will serve until his or her successor is elected and qualified.

          3. Approve a new investment advisory agreement with A I M Advisors, Inc. for your Fund.

          4. Approve an Agreement and Plan of Reorganization (the "Plan") which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

          5. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

     Shareholders of record as of the close of business on July 25, 2003 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF COMPANY. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF COMPANY OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          -s- Glen A. Payne

                                          Glen A. Payne
                                          Secretary

August 25, 2003

         INVESCO EUROPEAN FUND,                 AIM EUROPEAN GROWTH FUND,
             A PORTFOLIO OF                           A PORTFOLIO OF
   INVESCO INTERNATIONAL FUNDS, INC.          AIM INTERNATIONAL FUNDS, INC.
        4350 SOUTH MONACO STREET               11 GREENWAY PLAZA, SUITE 100
         DENVER, COLORADO 80237                 HOUSTON, TEXAS 77046-1173
             (800) 525-8085                           (800) 347-4246

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                                AUGUST 25, 2003

     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of INVESCO European Fund (your Fund). The Special Meeting will be held on October 21, 2003. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote.

     At the Special Meeting, we are asking shareholders of your Fund to vote on four Proposals. The first Proposal to be voted on is an Agreement and Plan of Reorganization (the "Agreement") which provides for the combination of your Fund, an investment portfolio of INVESCO International Funds, Inc. ("Company"), with AIM European Growth Fund ("Buying Fund"), an investment portfolio of AIM International Funds, Inc. ("Buyer") (the "Reorganization").

     Under the Agreement, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A.

     The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization.

     The Board of Directors of Company (the "Board") has approved the Agreement and the Reorganization as being advisable and in the best interests of your Fund. The consummation of the Reorganization is conditioned upon the consummation of the reorganization of AIM International Core Equity Fund into INVESCO International Blue Chip Value Fund, a series of Company.

     Company and Buyer are both registered open-end management investment companies that issue their shares in separate series. Your Fund is a series of Company and Buying Fund is a series of Buyer. INVESCO Funds Group, Inc. ("INVESCO") serves as the investment advisor to your Fund and A I M Advisors, Inc. ("AIM") serves as the investment advisor to Buying Fund. Both AIM and INVESCO are wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.

     The investment objective of Buying Fund is similar to that of your Fund. See "Comparison of Investment Objectives and Principal Strategies."

     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Agreement and the other Proposals described below. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.

     The Prospectus of your Fund dated July 31, 2003, as supplemented August 14, 2003 (the "Selling Fund Prospectus"), together with the related Statement of Additional Information dated July 31, 2003, as supplemented August 14, 2003, are on file with the Securities and Exchange Commission (the "SEC"). The Selling Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus. The Prospectus of Buying Fund dated July 21, 2003, as supplemented August 14, 2003 (the "Buying Fund Prospectus"), and the related Statement of Additional Information dated July 21, 2003, as supplemented August 14, 2003, and the Statement of Additional Information relating to the Reorganization dated

August 15, 2003, are on file with the SEC. The Buying Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus and a copy of the Buying Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The Statement of Additional Information relating to the Reorganization dated August 15, 2003 also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about Company and Buyer.

     Copies of the Buying Fund Prospectus, the Selling Fund Prospectus and the related Statements of Additional Information are available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Additional information about your Fund and Buying Fund may be obtained on the internet at www.aiminvestments.com.

     The remaining three Proposals to be voted on are: the election of 16 directors to the Board of Directors of Company; the approval of a new advisory agreement with AIM for your Fund; and the approval of an Agreement and Plan of Reorganization (the "Plan") which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation. The Board has approved the nomination of the persons set forth in this Proxy Statement/Prospectus for election as directors of Company and has approved the new advisory agreement with AIM. Finally, the Board has approved the Plan as being advisable.

     All four Proposals are being submitted to you to implement an integration initiative undertaken by AMVESCAP with respect to its North American mutual fund operations, which includes your Fund.

     Company has previously sent to shareholders the most recent annual report for your Fund, including financial statements, and the most recent semiannual report succeeding the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or call (800) 347-4246. Such report(s) will be furnished free of charge.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED
     UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    1
PROPOSAL 1 -- APPROVAL OF THE AGREEMENT TO COMBINE YOUR FUND
  AND BUYING FUND...........................................    2
  SUMMARY...................................................    2
     The Reorganization.....................................    2
     Comparison of Investment Objectives and Principal
      Strategies............................................    3
     Comparison of Principal Service Providers..............    5
     Comparison of Performance..............................    5
     Comparison of Fees and Expenses........................    6
     Comparison of Multiple Class Structures................    6
     Comparison of Sales Charges............................    6
     Comparison of Distribution, Purchase and Redemption
      Procedures and Exchange Rights........................    7
     The Board's Recommendation on Proposal 1...............    7
  RISK FACTORS..............................................    8
     Risks Associated with Buying Fund......................    8
     Comparison of Risks of Buying Fund and Your Fund.......    8
  INFORMATION ABOUT BUYING FUND.............................    9
     Description of Buying Fund Shares......................    9
     Management's Discussion of Fund Performance............    9
     Financial Highlights...................................    9
  ADDITIONAL INFORMATION ABOUT THE AGREEMENT................    9
     Terms of the Reorganization............................    9
     The Reorganization.....................................   10
     Board Considerations...................................   10
     Other Terms............................................   11
     Federal Income Tax Consequences........................   12
     Accounting Treatment...................................   13
  RIGHTS OF SHAREHOLDERS....................................   13
     General................................................   13
     Liability of Shareholders..............................   13
     Election of Directors; Terms...........................   13
     Removal of Directors...................................   13
     Meetings of Shareholders...............................   13
     Liability of Directors and Officers; Indemnification...   14
     Dissolution............................................   14
     Voting Rights of Shareholders..........................   14
     Dissenters' Rights.....................................   14
     Amendments to Organization Documents...................   14
  CAPITALIZATION............................................   15
  INTERESTS OF CERTAIN PERSONS..............................   15
  LEGAL MATTERS.............................................   16
  ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND....   16
  INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
     COMMISSION.............................................   16

                                                              PAGE
                                                              ----
PROPOSAL 2 -- ELECTION OF DIRECTORS.........................   17
  Background................................................   17
  Structure of the Board of Directors.......................   17
  Nominees for Directors....................................   17
  The Board's Recommendation on Proposal 2..................   21
  Current Committees of the Board...........................   21
  Board and Committee Meeting Attendance....................   23
  Future Committee Structure................................   23
  Director's Compensation...................................   24
  Current Retirement Plan for Directors.....................   24
  Current Deferred Compensation Plan........................   25
  New Retirement Plan for Directors.........................   25
  New Deferred Compensation Agreements......................   26
  Officers of Company.......................................   26
  Security Ownership of Management..........................   26
  Director Ownership of Your Fund's Shares..................   26
PROPOSAL 3 -- APPROVAL OF A NEW INVESTMENT ADVISORY
  AGREEMENT.................................................   27
  Background................................................   27
  Your Fund's Current Investment Advisor....................   27
  The Proposed New Investment Advisor for Your Fund.........   28
  Positions with AIM Held by Company's Directors or
     Executive Officers.....................................   28
  Terms of the Current Advisory Agreement...................   28
  Additional Services Provided by INVESCO and its
     Affiliates.............................................   30
  Advisory Fees Charged by AIM for Similar Funds it
     Manages................................................   30
  Terms of the Proposed Advisory Agreement..................   30
  Factors the Directors Considered in Approving the Advisory
     Agreement..............................................   34
  The Board's Recommendation on Proposal 3..................   36
PROPOSAL 4 -- APPROVAL OF THE PLAN TO REDOMESTICATE COMPANY
  AS A DELAWARE STATUTORY TRUST.............................   36
  Background................................................   36
  Reasons for the Proposed Redomestication..................   37
  What the Proposed Redomestication Will Involve............   37
  The Federal Income Tax Consequences of the
     Redomestication........................................   39
  Appraisal Rights..........................................   39
  The Trust Compared to Company.............................   39
  The Board's Recommendation on Proposal 4..................   43
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING............   43
  Proxy Statement/Prospectus................................   43
  Time and Place of Special Meeting.........................   43
  Voting in Person..........................................   43
  Voting by Proxy...........................................   43
  Voting by Telephone or the Internet.......................   44
  Quorum Requirement and Adjournment........................   44
  Vote Necessary to Approve Each Proposal...................   44

                                                              PAGE
                                                              ----
  Proxy Solicitation........................................   45
  Other Matters.............................................   45
  Shareholder Proposals.....................................   45
  Ownership of Shares.......................................   45
INDEPENDENT PUBLIC ACCOUNTANTS..............................   45
  Fees Paid to the Auditor Related to Company...............   46
  Fees Paid to the Auditor Not Related to Company...........   46

EXHIBIT A.....Classes of Shares of Your Fund and Corresponding Classes of Shares
of Buying Fund

EXHIBIT B.................Comparison of Performance of Your Fund and Buying Fund

EXHIBIT C...............................Comparison Fee Table and Expense Example

EXHIBIT D............................................Director Compensation Table

EXHIBIT E....................................................Officers of Company

EXHIBIT F.......................................Security Ownership of Management

EXHIBIT G......................................Director Ownership of Fund Shares

EXHIBIT H......Principal Executive Officer and Directors of A I M Advisors, Inc.

EXHIBIT I..............................Compensation to INVESCO Funds Group, Inc.

EXHIBIT J...Fees Paid to INVESCO Funds Group, Inc. and Affiliates in Most Recent Fiscal Year

EXHIBIT K.............................Advisory Fee Schedules for Other AIM Funds

EXHIBIT L..........................Proposed Compensation to A I M Advisors, Inc.

EXHIBIT M...........Shares Outstanding of Each Class of Your Fund on Record Date

EXHIBIT N.......................................Ownership of Shares of Your Fund

EXHIBIT O.....................................Ownership of Shares of Buying Fund

APPENDIX I.....Agreement and Plan of Reorganization for Your Fund (to Effect the
Reorganization)

APPENDIX II............................................Prospectus of Buying Fund

APPENDIX III............................Discussion of Performance of Buying Fund

APPENDIX IV......Form of Investment Advisory Agreement with A I M Advisors, Inc.

APPENDIX V.....Agreement and Plan of Reorganization for Your Fund (to Effect the
Redomestication)

     THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA AND INVEST WITH DISCIPLINE ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN, AIM INVESTMENTS, AIM INVESTMENTS AND DESIGN, MYAIM.COM, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(K) AND YOUR GOALS. OUR SOLUTIONS. ARE SERVICE MARKS OF AIM MANAGEMENT GROUP INC.

     INVESCO, THE OPEN CIRCLE DESIGN, INVESCO FUNDS, INVESCO FUNDS GROUP, INVESCO -- YOUR GLOBAL INVESTMENT PARTNER AND YOU SHOULD KNOW WHAT INVESCO KNOWS ARE REGISTERED SERVICE MARKS OF AMVESCAP PLC.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     Your Fund is one of 46 portfolios advised by INVESCO and Buying Fund is one of 86 portfolios advised by AIM. Proposals 1 through 4 that you are being asked to vote on relate to or result from an integration initiative announced on March 27, 2003, by AMVESCAP, the parent company of AIM and INVESCO, with respect to its North American mutual fund operations. The primary components of AMVESCAP's integration initiative are:

     - Using a single distributor for all AMVESCAP mutual funds in the United States. To that end, A I M Distributors, Inc., the distributor for the retail mutual funds advised by AIM (the "AIM Funds"), replaced INVESCO Distributors, Inc. as the distributor for the retail mutual funds advised by INVESCO (the "INVESCO Funds") effective July 1, 2003.

     - Integrating back office support and creating a single platform for back office support of AMVESCAP's mutual fund operations in the United States, including such support services as transfer agency and information technology. One result of this integration will be that shares of the AIM Funds and shares of the INVESCO Funds generally will be able to be exchanged for shares of the same or a similar class of each other.

     - Rationalizing and streamlining of the various AIM Funds and INVESCO Funds. In that regard, AMVESCAP has undertaken an extensive review of these funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Reducing both the number of AIM Funds and INVESCO Funds will allow AIM and INVESCO to concentrate on managing their core products. The Reorganization is one of a number of fund reorganizations proposed by AMVESCAP as a result of this review process. AMVESCAP's belief is that the Reorganization will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale. Proposal 1 relates to this component of AMVESCAP's integration initiative.

     - Rationalizing the contractual arrangements for the provision of investment advisory and administrative services to the AIM Funds and the INVESCO Funds. The objective of this component is to have AIM assume primary responsibility for the investment advisory, administrative, accounting and legal and compliance services for the INVESCO Funds. To implement this component, each INVESCO Fund is seeking shareholder approval to enter into a new investment advisory agreement with AIM. These changes will simplify AMVESCAP's mutual fund operations in the United States in that there will be a uniform arrangement for investment management for both the AIM Funds and the INVESCO Funds. Proposal 3 relates to this component of AMVESCAP's integration initiative.

     - Simplifying the organizational structure of the AIM Funds and the INVESCO Funds so that they are all organized as Delaware statutory trusts, using as few entities as practicable. To implement this component, each AIM Fund and each INVESCO Fund that currently is organized as a Maryland corporation is seeking shareholder approval to redomesticate as a new Delaware statutory trust, which also should provide these Funds with greater flexibility in conducting their business operations. In addition, certain series portfolios of AIM Funds with few portfolios are seeking shareholder approval to be restructured as new series portfolios of existing AIM Funds that are organized as Delaware statutory trusts. Proposal 4 relates to this component of AMVESCAP's integration initiative.

     In considering the integration initiative proposed by AMVESCAP, the directors of the INVESCO Funds and the directors/trustees of the AIM Funds who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds or their advisors determined that the shareholders of both the AIM Funds and the INVESCO Funds would benefit if one set of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, these directors/trustees agreed to combine the separate boards and create a unified board of directors/trustees. Proposal 2 relates to the election of directors of your Fund.

     You are being asked to approve Proposals 2 through 4 so that, in the event that Proposal 1 is not approved, your Fund will still be able to take advantage of these other benefits of AMVESCAP's integration initiative. We will be unable to determine whether a particular Proposal other than Proposal 1, if approved, should go forward until we have determined whether Proposal 1 has been approved. Therefore, even if you vote in favor of Proposal 1, it is still important that you vote on each remaining Proposal. For information about the Special Meeting and voting on Proposals 1 through 4, see "Information About the Special Meeting and Voting." For a description of the vote necessary to approve each of Proposals 1 through 4, see "Information About the Special Meeting and
Voting -- Vote Necessary to Approve Each Proposal."

                                 PROPOSAL 1 --

                           APPROVAL OF THE AGREEMENT
                      TO COMBINE YOUR FUND AND BUYING FUND

                                    SUMMARY

     The Board, including the independent directors, has determined that the Reorganization is advisable and in the best interests of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization. The Board believes that a larger combined fund should be more viable and have greater market presence and should have greater investment leverage in that portfolio managers should have broader investment opportunities and lower trading costs. The Board also believes that a larger combined fund should result in greater operating efficiencies by providing economies of scale to the combined fund in that certain fixed costs, such as legal, accounting, shareholder services and director/trustee expenses, will be spread over the greater assets of the combined fund. For additional information concerning the factors the Board considered in approving the Agreement, see "Additional Information About the Agreement -- Board Considerations."

     The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreement. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

     The Reorganization will result in the combination of your Fund with Buying Fund. Your Fund is a series of Company, a Maryland corporation. Buying Fund is a series of Buyer, a Maryland corporation. The Board of Directors of Buyer is soliciting the proxies of the shareholders of Buyer's series portfolios to vote on an agreement and plan of reorganization to redomesticate Buyer as a Delaware statutory trust in order to provide Buyer with greater flexibility in conducting its business operations. If approved by Buyer's shareholders, the consummation of the redomestication of Buyer as a Delaware statutory trust will occur after the consummation of the Reorganization.

     If shareholders of your Fund approve the Agreement and other closing conditions are satisfied, all of the assets of your Fund will be transferred to Buying Fund and Buying Fund will assume the liabilities of your Fund, and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- Other Terms."

     The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement."

     Company and Buyer will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization except to the extent your Fund disposes of securities at a net gain in anticipation of the Reorganization, which gain would be included in a taxable distribution. See "Additional Information About the Agreement -- Federal Income Tax Consequences."

     No sales charges will be imposed in connection with the Reorganization.

     The consummation of the Reorganization is conditioned upon the consummation of the reorganization of AIM International Core Equity Fund, a series of AIM Advisor Funds, a Delaware statutory trust to which AIM serves as the investment advisor, into INVESCO International Blue Chip Value Fund, a series of Company. See "Additional Information About the Agreement -- The Reorganization."

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     Your Fund and Buying Fund pursue similar investment objectives and invest in similar types of securities. As a result, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of Buying Fund.

     The investment objective or goal of your Fund is classified as fundamental, which means that the Board cannot change it without shareholder approval. The investment objective of Buying Fund is not classified as fundamental, which means that the Board of Directors of Buyer can change it without shareholder approval. Having the ability to change the investment objective without shareholder approval allows the Board of Directors to respond more quickly and efficiently to changing market conditions and to save Buying Fund and its shareholders money by eliminating the need to solicit proxies to obtain shareholder approval to change an investment objective to respond to changing market conditions.

     A description of the fundamental and non-fundamental restrictions and policies applicable to your Fund and Buying Fund can be found in each Fund's Statement of Additional Information. While your Fund and Buying Fund have slightly different approaches to disclosing and characterizing these restrictions and policies, in substance your Fund and Buying Fund operate under the same general restrictions and are subject to the same general policies.

     The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

--------------------------------------------------------------------------------------------
            INVESCO EUROPEAN FUND                        AIM EUROPEAN GROWTH FUND
                 (YOUR FUND)                                   (BUYING FUND)
---------------------------------------------  ---------------------------------------------
                                    INVESTMENT OBJECTIVE
- capital appreciation                         - long-term growth of capital

                                   INVESTMENT STRATEGIES
- invests 80% of its net assets in equity      - invests at least 80% of its assets in
  securities of companies located in Western   securities of European companies. Buying Fund
  Europe                                       will invest primarily in marketable equity
- invests primarily in equity securities that  securities, including convertible securities,
  INVESCO believes will rise in price faster   but its investments may include synthetic
  than other securities, as well as in         instruments such as warrants, futures,
  options and other investments whose values   options, exchange-traded funds and American
  are based upon the values of equity          Depositary Receipts
  securities

--------------------------------------------------------------------------------------------
            INVESCO EUROPEAN FUND                        AIM EUROPEAN GROWTH FUND
                 (YOUR FUND)                                   (BUYING FUND)
---------------------------------------------  ---------------------------------------------
- invests primarily in securities of foreign
  companies. A "foreign" company is defined
  as one that has its principal business
  activities outside of the U.S. -- several
  factors are used to determine where a
  company's principal business activities are
  located, including:
  - physical location of the company's
     management personnel; and
  - whether more than 50% of its assets are
     located outside the U.S.; or
  - whether more than 50% of its income is
     earned outside of the U.S.
- no corresponding strategy                    - invests in the securities of companies
                                                 located in at least three European
                                                 countries
- prefers companies with proven track records  - focuses on companies that have experienced
  that are strongly managed; seeks to invest     above-average long-term growth in earnings
  in companies that have above-average           and have strong prospects for future growth
  earnings growth that is not reflected in
  their current market price

- combines bottom-up and top-down analysis to  - in selecting countries in which Buying Fund
  select securities                              will invest, the portfolio managers also
  Bottom-Up:                                     consider such factors as the prospect for
  - fundamental analysis and extensive stock-    relative economic growth among countries or
     specific research, which often includes     regions, economic or political conditions,
     meeting with corporate management           currency exchange fluctuations, tax
  - seek to invest in companies that have        considerations and the liquidity of a
     above-average earnings growth that is       particular security
     not fully reflected in the market price
  - seek to increase diversification by
     setting maximum limits on each security
     held in the portfolio
     Top-Down:
  - look at broad global economic trends and
     other factors that can affect markets
     and consider on a country-by-country
     basis anticipated political and currency
     stability
  - use this analysis to decide how much to
     invest in each country and equity market
     sector
  - minimum and maximum weightings for both
     countries and sectors are used to
     develop portfolio diversification
- invests predominately in mid- and large-     - may include investments in companies with
  capitalization stocks; it also will hold       market capitalizations of less than $1
  positions in small-cap stocks                  billion
- may invest in securities of issuers in       - may invest up to 65% of its total assets in
  emerging markets                               European companies located in developing
                                                 countries

--------------------------------------------------------------------------------------------
            INVESCO EUROPEAN FUND                        AIM EUROPEAN GROWTH FUND
                 (YOUR FUND)                                   (BUYING FUND)
---------------------------------------------  ---------------------------------------------
- no corresponding strategy                    - may invest up to 20% of its total assets in
                                                 securities exchangeable for or convertible
                                                 into equity securities of European
                                                 companies
- no corresponding strategy                    - may invest up to 20% of its assets in
                                                 high-grade short-term securities and in
                                                 debt securities, including U.S. Government
                                                 obligations, investment-grade corporate
                                                 bonds or taxable municipal securities,
                                                 whether denominated in U.S. dollars or
                                                 foreign currencies
- aggressively managed                         - may engage in active and frequent trading
                                                 of portfolio securities

COMPARISON OF PRINCIPAL SERVICE PROVIDERS

     The following is a list of the current principal service providers for your Fund and Buying Fund.

                                                      SERVICE PROVIDERS
                                --------------------------------------------------------------
                                    INVESCO EUROPEAN FUND          AIM EUROPEAN GROWTH FUND
SERVICE                                  (YOUR FUND)                    (BUYING FUND)
-------                         ------------------------------  ------------------------------
Investment Advisor              INVESCO Funds Group, Inc.*      A I M Advisors, Inc.
                                4350 South Monaco Street        11 Greenway Plaza, Suite 100
                                Denver, Colorado 80237          Houston, Texas 77046-1173
Distributor                     A I M Distributors, Inc.**      A I M Distributors, Inc.
                                11 Greenway Plaza, Suite 100    11 Greenway Plaza, Suite 100
                                Houston, Texas 77046-1173       Houston, Texas 77046-1173
Administrator                   INVESCO Funds Group, Inc.***    A I M Advisors, Inc.
                                4350 South Monaco Street        11 Greenway Plaza, Suite 100
                                Denver, Colorado 80237          Houston, Texas 77046-1173
Custodian                       State Street Bank and Trust     State Street Bank and Trust
                                Company                         Company
Transfer Agent and Dividend     INVESCO Funds Group, Inc.****   A I M Fund Services, Inc.
Disbursing Agent
Independent Auditors            PricewaterhouseCoopers LLP      PricewaterhouseCoopers LLP

---------------

   * If Proposal 3 is approved by shareholders of your Fund and Proposal 1 is not, AIM will replace INVESCO as investment advisor for your Fund effective November 5, 2003.

  ** A I M Distributors, Inc. replaced INVESCO Distributors, Inc. as distributor of your Fund effective July 1, 2003.

 *** If Proposal 3 is approved by shareholders of your Fund and Proposal 1 is not, AIM will replace INVESCO as administrator for your Fund effective November 5, 2003.

**** A I M Fund Services, Inc. will replace INVESCO as transfer agent and dividend disbursing agent for your Fund on or about October 1, 2003.

COMPARISON OF PERFORMANCE

     A bar chart showing the annual total returns for calendar years ended December 31 for Investor Class shares of your Fund and Class A shares of Buying Fund can be found at Exhibit B. Also included as part of Exhibit B is a table showing the average annual total returns for the periods indicated for your Fund and Buying Fund, including sales charges. For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference. For more information regarding the total return of Buying Fund, see "Information About Buying Fund -- Financial Highlights." Past performance cannot guarantee comparable future results.

COMPARISON OF FEES AND EXPENSES

     A comparison of shareholder fees and annual operating expenses of each class of shares of your Fund and Buying Fund, as of October 31, 2002, expressed as a percentage of net assets ("Expense Ratio"), can be found at Exhibit C. Pro forma estimated Expense Ratios for each class of shares of Buying Fund after giving effect to the Reorganization are also provided as of October 31, 2002 as part of Exhibit C.

COMPARISON OF MULTIPLE CLASS STRUCTURES

     A comparison of the share classes of your Fund that are available to investors and the corresponding share classes of Buying Fund that shareholders of your Fund will receive in the Reorganization can be found as Exhibit A. In addition to the share classes of Buying Fund listed on Exhibit A, Class R shares of Buying Fund are available to investors. This class is not involved in the Reorganization. For information regarding the features of the various share classes of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

COMPARISON OF SALES CHARGES

     No initial sales charges are applicable to shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization. No redemption of your Fund's shares that could cause the imposition of a contingent deferred sales charge ("CDSC") will result in connection with the Reorganization. The holding period for purposes of determining whether to charge a CDSC upon redemptions of shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization will begin at the time your Fund's shares were originally purchased.

     The chart below provides a summary for comparison purposes of the initial sales charges and CDSCs applicable to each class of shares of your Fund and Buying Fund. The fee tables at Exhibit C include comparative information about maximum initial sales charges on purchases of Class A shares of your Fund and Buying Fund and the maximum CDSC on redemptions of certain classes of shares of your Fund and Buying Fund. For more detailed information on initial sales charges, including volume purchase breakpoints and waivers, and reductions of CDSCs over time, see the Selling Fund Prospectus and the Buying Fund Prospectus.

          CLASS A                      CLASS B                       CLASS C
---------------------------  ---------------------------   ---------------------------
- subject to an initial      - not subject to an initial   - not subject to an initial
  sales charge*                sales charge                  sales charge
- may be subject to a CDSC   - subject to a CDSC on        - subject to a CDSC on
  on redemptions made          certain redemptions made      certain redemptions made
  within 18 months from the    within 6 years from the       within 12 months from the
  date of certain large        date of purchase              date of purchase***
  purchases**

          CLASS R                      CLASS K
    (BUYING FUND ONLY)            (YOUR FUND ONLY)               INVESTOR CLASS
---------------------------  ---------------------------   ---------------------------
- not subject to an initial  - not subject to an initial   - not subject to an initial
  sales charge                 sales charge                  sales charge
- may be subject to a CDSC   - may be subject to a CDSC    - not subject to a CDSC
  on redemptions made          on redemptions made
  within 12 months from the    within 12 months from the
  date of certain purchases    date of certain purchases

---------------

  * Both your Fund and Buying Fund waive initial sales charges on Class A shares for certain categories of investors, including certain of their affiliated entities and certain of their employees, officers and directors/trustees and those of their investment advisor.

 ** For qualified plans investing in Class A shares of your Fund, this period is 12 months rather than 18 months.

*** Prior to August 18, 2003, Class C shares of your Fund are subject to a CDSC on certain redemptions made within 13 months from the date of purchase. This 13 month period changes to 12 months effective August 18, 2003.

     The CDSC on redemptions of shares of Buying Fund is computed based on the lower of their original purchase price or current market value. Prior to August 18, 2003, the CDSC on redemptions of shares of your Fund is computed based on their original purchase price. This method of computation changes to conform to Buying Fund's method of computation effective August 18, 2003.

COMPARISON OF DISTRIBUTION, PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE
RIGHTS

     Shares of your Fund and Buying Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM. AIM Distributors replaced INVESCO Distributors, Inc. as distributor of your Fund effective July 1, 2003.

     Both your Fund and Buying Fund have adopted a distribution plan that allows the payment of distribution and service fees for the sale and distribution of the shares of each of their respective classes. Both your Fund and Buying Fund have engaged AIM Distributors to provide such services either directly or through third parties. The fee tables at Exhibit C include comparative information about the distribution and service fees payable by each class of shares of your Fund and Buying Fund. Overall, each class of shares of Buying Fund has the same or lower aggregate distribution and service fees as the corresponding class of shares of your Fund.

     Although there are differences in the purchase, redemption and exchange procedures of your Fund and Buying Fund as of the date of this Proxy Statement/Prospectus, it is currently anticipated that the purchase, redemption and exchange procedures of your Fund and/or Buying Fund will be changed so that they are substantially the same prior to the consummation of the Reorganization. For information regarding the current purchase, redemption and exchange procedures of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

     As of the date of this Proxy Statement/Prospectus, shares of your Fund generally may be exchanged for shares of the same or a similar class of funds within the INVESCO Family of Funds and shares of Buying Fund generally may be exchanged for shares of the same or a similar class of funds within The AIM Family of Funds(R). It is currently anticipated that, prior to the consummation of the Reorganization, shares of The AIM Family of Funds(R) and shares of the INVESCO Family of Funds generally will be able to be exchanged for shares of the same or a similar class of each other. If this exchangeability feature is not offered to shareholders prior to the consummation of the Reorganization, the consummation of the Reorganization will be delayed until such time as it is offered. See "Additional Information About the Agreement -- The Reorganization." For more detailed information regarding the current exchange rights of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

     Shareholders of your Fund currently pay a 2% fee on redemptions or exchanges of Investor Class shares of your Fund held for three months or less, other than shares acquired through reinvestment of dividends and distributions. Shareholders of Buying Fund currently do not pay this 2% fee on any class of shares of Buying Fund. Both the Board and the Board of Directors of Buyer have approved the addition of a new 2% fee on redemptions, including redemptions by exchange, out of your Fund and Buying Fund, respectively, within 30 days of purchase. This new redemption fee, which is expected to be implemented in mid-November 2003, will be imposed on Class A shares and Investor Class shares of Buying Fund and your Fund and will be paid to Buying Fund or your Fund, as applicable. It is intended to offset the trading costs, market impact and other costs associated with short-term movements in and out of Buying Fund and your Fund. The current 2% redemption fee applicable to Investor Class shares of your Fund will be terminated upon the implementation of this new redemption fee.

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

     The following is a discussion of the principal risks associated with Buying Fund.

     There is a risk that you could lose all or a portion of your investment in Buying Fund. The value of your investment in Buying Fund will go up and down with the prices of the securities in which Buying Fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small and micro-cap companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small and micro-cap companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for Buying Fund to sell securities at a desired price.

     Active trading of Buying Fund's securities may increase short-term gains and losses, which may affect the taxes you have to pay. If Buying Fund engages in active trading in portfolio securities, it may incur increased transaction costs, which can lower the actual return on your investment.

     The prices of foreign securities may be further affected by other factors, including:

     - Currency Exchange Rates -- The dollar value of Buying Fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     - Political and Economic Conditions -- The value of Buying Funds' foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     - Regulations -- Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

     - Markets -- The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

     These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

     Buying Fund may participate in the initial public offering (IPO) market in some market cycles. Because of Buying Fund's small asset base, any investment Buying Fund may make in IPOs may significantly affect Buying Fund's total return. As Buying Fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on Buying Fund's total return.

     An investment in Buying Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

     The risks associated with an investment in your Fund are similar to those described above for Buying Fund because of the similarities in their investment objectives and strategies. Set forth below is a discussion of certain risks that differ between Buying Fund and your Fund. You can find more detailed descriptions of specific risks associated with your Fund in the Selling Fund Prospectus.

     Buying Fund may invest in companies located in both Eastern Europe and Western Europe, while your Fund must normally invest at least 80% of its net assets in equity securities of companies located in Western Europe. Investing in companies located in Eastern Europe exposes Buying Fund to risks associated with investing in that region. In addition, since many of the countries in Eastern Europe are considered developing countries, investing in Eastern European countries could expose Buying Fund to greater risks. Buying Fund limits its exposure to European companies in developing countries to 65% of its total assets. Your Fund has no such limitation, meaning it could invest a substantial percentage of its assets in companies located in developing countries in Western Europe.

     Buying Fund may invest to a greater extent in debt securities and synthetic securities. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease.

     Buying Fund may participate in the IPO market in some market cycles, while your Fund generally will not purchase IPOs as part of its principal investment strategy and therefore is not subject to the risks associated with IPOs.

                         INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

     Shares of Buying Fund are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of Buyer in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Directors of Buying Fund. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. When issued, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     A discussion of the performance of Buying Fund taken from its annual report to shareholders for the fiscal year ended October 31, 2002 is set forth in Appendix III to this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

     For more information about Buying Fund's financial performance, see the "Financial Highlights" section of the Buying Fund Prospectus, which is attached to this Proxy Statement/Prospectus as Appendix II.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Consummation of the Reorganization (the "Closing") is expected to occur on October 27, 2003, at 8:00 a.m., Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on October 24, 2003 (the "Valuation Date"). At the Effective Time, all of the assets of your Fund will be delivered to Buyer's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the liabilities of your Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of your Fund of a number of shares of each corresponding class of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of your Fund so transferred, assigned and delivered, all determined and adjusted as provided in the Agreement. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.

     In order to ensure continued qualification of your Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising by reason of undistributed investment company taxable income or net capital gain, Company will declare on or prior to the Valuation Date to the shareholders of your Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(a) all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended October 31, 2002 and for the short taxable year beginning on November 1, 2002 and ending on the Closing and (b) all of your Fund's net capital gain recognized in its taxable year ended October 31, 2002 and in such short taxable year (after reduction for any capital loss carryover).

     Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement and if the reorganization of AIM International Core Equity Fund, a series of AIM Advisor Funds, a Delaware statutory trust to which AIM serves as investment advisor, into INVESCO International Blue Chip Value Fund, a series of Company, is consummated on or before October 27, 2003. The Board has determined to make the consummation of the Reorganization conditional upon the consummation of the reorganization of AIM International Core Equity Fund into INVESCO International Blue Chip Value Fund in order to ensure the continual viability of INVESCO International Blue Chip Value Fund as a series of Company. If the reorganization of AIM International Core Equity Fund into INVESCO International Blue Chip Value Fund has not been consummated on or before October 27, 2003, the Reorganization of your Fund will not be consummated.

     It is anticipated that, prior to the Closing, shares of The AIM Family of Funds(R) and shares of the INVESCO Family of Funds generally will be able to be exchanged for shares of the same or a similar class of each other. If this exchangeability feature is not offered to shareholders prior to the Closing, the Closing will be postponed until a mutually acceptable date not later than December 31, 2003 (the "Termination Date").

     Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, Company will redeem the outstanding shares of your Fund from shareholders in accordance with its Charter and the Maryland General Corporation Law.

BOARD CONSIDERATIONS

     AMVESCAP initially proposed that the Board consider the Reorganization at a telephone meeting of the Board held on May 5, 2003. Preliminary discussions of the Reorganization took place at the May 5, 2003 telephone meeting and at an in-person meeting of the Board held on May 13-15, 2003. A special task force of the Board met to consider the Reorganization on June 3, 2003. The Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board held on June 9, 2003.

     Over the course of the three Board meetings, the Board received from AIM and INVESCO written materials that contained information concerning your Fund and Buying Fund, including comparative total return and fee and expense information, a comparison of investment objectives and strategies of your Fund and Buying Fund and pro forma expense ratios for Buying Fund. AIM and INVESCO also provided the Board with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     In evaluating the Reorganization, the Board considered a number of factors, including:

     - The investment objective and principal investment strategies of your Fund and Buying Fund.

     - The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization.

     - The comparative performance of your Fund and Buying Fund.

     - The comparative sizes of your Fund and Buying Fund.

     - The consequences of the Reorganization for Federal income tax purposes, including the treatment of capital loss carryforwards, if any, available to offset future capital gains of both your Fund and Buying Fund.

     - Any fees and expenses that will be borne directly or indirectly by your Fund or Buying Fund in connection with the Reorganization.

     The Board noted that AMVESCAP, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization.

     The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

     Based on the foregoing and the information presented at the three Board meetings discussed above, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. Therefore, the Board recommends the approval of the Agreement by the shareholders of your Fund at the Special Meeting.

     AMVESCAP initially proposed that the Board of Directors of Buyer consider the Reorganization at an in-person meeting of the Board of Directors held on May 13-14, 2003, at which preliminary discussions of the Reorganization took place. The Board of Directors of Buyer determined that the Reorganization is in the best interests of Buying Fund and will not dilute the interests of Buying Fund shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board of Directors held on June 10-11, 2003.

OTHER TERMS

     If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, the Agreement may be amended without shareholder approval by mutual agreement of the parties.

     Company and Buyer have made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of Company and Buyer pursuant to the Agreement are subject to various conditions, including the following mutual conditions:

     - the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization;

     - Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of your Fund shall have approved the Agreement; and

     - Company and Buyer shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

     The Board of Directors of Buyer and the Board of Directors of Company may waive without shareholder approval any default by Company or Buyer or any failure by Company or Buyer to satisfy any of the above conditions as long as such a waiver is mutual and will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of your Fund. The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of your Fund do not approve the Agreement or if the Closing does not occur on or before the Termination Date.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders; notwithstanding the foregoing, no conclusion is expressed as to the effect of the Reorganization on your Fund or any shareholder of your Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting;

     - no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;

     - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;

     - the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefor;

     - the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefor, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and

     - the tax year of your Fund will end on the date of the Closing, and Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund, subject to all relevant conditions and limitations on the use of such tax benefits.

     Neither Company nor Buyer has requested or will request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Ballard Spahr Andrews &

Ingersoll, LLP will render a favorable opinion to Company and Buyer as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Company and Buyer upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Company or Buyer are incorrect in any material respect.

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

GENERAL

     Buyer and Company are Maryland corporations. The operations of Buyer and Company, as Maryland corporations, are governed by their Articles of Incorporation, and any restatements, amendments and supplements thereto (collectively, the "Articles of Incorporation"), and applicable Maryland law.

LIABILITY OF SHAREHOLDERS

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he or she receives any distribution which exceeds the amount which he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.

ELECTION OF DIRECTORS; TERMS

     The shareholders of Buyer and Company have elected a majority of the directors of each of Buyer and Company, respectively. Each director serves until a successor is elected, subject to his or her earlier death, resignation or removal in the manner provided by law (see below). In the case of a vacancy on either Board of Directors (other than a vacancy created by removal by the shareholders), a majority of the directors may appoint a successor to fill such vacancy. The right of the Board of Directors to appoint directors to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

REMOVAL OF DIRECTORS

     A director of Buyer or Company may be removed by the affirmative vote of a majority of the holders of a majority of the outstanding shares of Buyer or Company, respectively.

MEETINGS OF SHAREHOLDERS

     Buyer and Company are not required to hold annual meetings of shareholders and do not intend to do so unless required by the 1940 Act. The bylaws of each of Buyer and Company provide that a special meeting of shareholders may be called by the president or, in his or her absence, the vice-president or by a majority of the applicable Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. The Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

DISSOLUTION

     Maryland law provides that Buyer and Company may be dissolved by the vote of a majority of the applicable Board of Directors and two-thirds of the shares entitled to vote on the dissolution; however the Articles of Incorporation reduce the required shareholder vote from two-thirds to a majority of the shares entitled to vote on the dissolution.

VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of a Maryland corporation, such as Buyer and Company, are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland law.

DISSENTERS' RIGHTS

     Under Maryland law, shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are, therefore, bound by the terms of the transaction if the stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value.

AMENDMENTS TO ORGANIZATION DOCUMENTS

     Consistent with Maryland law, Buyer and Company reserve the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation in the manner prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of each of Buyer and Company may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the Articles of Incorporation may be adopted if approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The directors of each of Buyer and Company shall have the power to alter, amend or repeal the bylaws of Buyer and Company, respectively, or adopt new bylaws at any time.

                                 CAPITALIZATION

     The following table sets forth, as of March 31, 2003, (i) the capitalization of each class of shares of your Fund, (ii) the capitalization of each class of shares of Buying Fund, and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreement.

                                                                                    PRO FORMA BUYING
                                YOUR FUND          YOUR FUND        BUYING FUND       FUND CLASS A
                              CLASS A SHARES   CLASS K SHARES(1)   CLASS A SHARES        SHARES
                              --------------   -----------------   --------------   ----------------
Net Assets..................     $554,967          $306,014         $254,390,524      $255,251,505
Shares Outstanding..........       81,050            43,842           16,842,306        16,899,340
Net Asset Value Per Share...     $   6.85          $   6.98         $      15.10      $      15.10

                                                                                PRO FORMA BUYING
                                               YOUR FUND        BUYING FUND       FUND CLASS B
                                            CLASS B SHARES     CLASS B SHARES        SHARES
                                           -----------------   --------------   ----------------
Net Assets...............................      $ 67,463         $ 86,943,734      $ 87,011,197
Shares Outstanding.......................         9,619            5,971,669         5,976,300
Net Asset Value Per Share................      $   7.01         $      14.56      $      14.56

                                                                                PRO FORMA BUYING
                                               YOUR FUND        BUYING FUND       FUND CLASS C
                                            CLASS C SHARES     CLASS C SHARES        SHARES
                                           -----------------   --------------   ----------------
Net Assets...............................      $915,357         $ 24,214,702      $ 25,130,059
Shares Outstanding.......................       139,230            1,662,119         1,724,902
Net Asset Value Per Share................      $   6.57         $      14.57      $      14.57

                                                                           PRO FORMA BUYING
                                                            YOUR FUND        FUND CLASS R
                                                          CLASS R SHARES        SHARES
                                                          --------------   ----------------
Net Assets..............................................   $     25,202      $     25,202
Shares Outstanding......................................          1,671             1,671
Net Asset Value Per Share...............................   $      15.08      $      15.08

                                                                                PRO FORMA BUYING
                                               YOUR FUND        BUYING FUND      FUND INVESTOR
                                            INVESTOR CLASS     INVESTOR CLASS        CLASS
                                                SHARES           SHARES(2)           SHARES
                                           -----------------   --------------   ----------------
Net Assets...............................    $151,841,434                  0      $151,841,434
Shares Outstanding.......................      21,501,744                  0        10,053,133
Net Asset Value Per Share................    $       7.06       $      15.10      $      15.10

---------------

(1) Shareholders of Class K shares of your Fund are receiving Class A shares of Buying Fund in the Reorganization.

(2) As of March 31, 2003, Investor Class shares of Buying Fund did not exist. Investor Class shares were added to Buying Fund in connection with the Reorganization. Investor Class shares of Buying Fund will commence operations at the net asset value per share of Buying Fund's Class A shares. Therefore, the Net Asset Value Per Share shown for Investor Class shares of Buying Fund in the table above is that of Buying Fund's Class A shares.

                          INTERESTS OF CERTAIN PERSONS

     If the Reorganization is consummated, AIM, as the investment advisor of Buying Fund, will gain approximately $153.7 million in additional assets under management (based on your Fund's net assets as of March 31, 2003), upon which AIM will receive advisory fees. Exhibit C sets forth AIM's advisory fees applicable to Buying Fund.

                                 LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

             ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND

     For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix II: (i) see "Performance Information" for more information about the performance of Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" and "Shareholder Information" for more information about sales charges, including contingent deferred sales charges, applicable to shares of Buying Fund, the pricing, purchase, redemption and repurchase of shares of Buying Fund, tax consequences to shareholders of various transactions in shares of Buying Fund, distribution arrangements and the multiple class structure of Buying Fund.

     For more information with respect to your Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference: (i) see "Fund Performance" for more information about the performance of your Fund;
(ii) see "Fund Management" and "Portfolio Managers" for more information about the management of your Fund; (iii) see "Share Price" for more information about the pricing of shares of your Fund; (iv) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of your Fund;
(v) see "Dividends And Capital Gain Distributions" for more information about your Fund's policy with respect to dividends and distributions; and (vi) see "How To Buy Shares", "How To Sell Shares" and "Your Account Services" for more information about sales charges, including contingent deferred sales charges, applicable to shares of your Fund, the purchase, redemption and repurchase of shares of your Fund, distribution arrangements and the multiple class structure of your Fund.

                     INFORMATION FILED WITH THE SECURITIES
                            AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which Company and Buyer have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Company's registration statement containing the Selling Fund Prospectus and related Statement of Additional Information is Registration No. 811-1474. Such Selling Fund Prospectus is incorporated herein by reference. The SEC file number for Buyer's registration statement containing the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 811-1424. Such Buying Fund Prospectus is incorporated herein by reference.

     Company and Buyer are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Company and Buyer (including the Registration Statement of Buyer relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Company and Buyer and other registrants that file electronically with the SEC.

                                 PROPOSAL 2 --

                             ELECTION OF DIRECTORS

BACKGROUND

     In considering the integration initiative proposed by AMVESCAP, the independent directors of the INVESCO Funds and the independent directors/trustees of the AIM Funds determined that the shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds agreed to combine the separate boards and create a unified board of directors/trustees.

     You are being asked to approve Proposal 2 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from having a combined board of directors.

STRUCTURE OF THE BOARD OF DIRECTORS

     The Board currently consists of the following 11 persons: Bob R. Baker, Sueann Ambron, Victor L. Andrews, Lawrence H. Budner, James T. Bunch, Raymond R. Cunningham, Richard W. Healey, Gerald L. Lewis, John W. McIntyre, Larry Soll, Ph.D. and Mark H. Williamson. Eight of the current directors are "independent," meaning they are not "interested persons" of Company within the meaning of the 1940 Act. Three of the current directors are "interested persons" because of their business and financial relationships with Company and INVESCO, its investment advisor, and/or INVESCO's parent, AMVESCAP. Six of the current directors have declined to stand for re-election as directors of Company. Therefore, their terms as directors of Company will end upon the election and qualification of their successor directors at the Special Meeting.

NOMINEES FOR DIRECTORS

     Company's nominating committee (which consists solely of independent directors) has approved the nomination of five of the 11 current directors, as set forth below, each to serve as director until his successor is elected and qualified. In addition, the nominating committee has approved the nomination of 11 new nominees, as set forth below, each to serve as director until his or her successor is elected and qualified. These 11 new nominees were nominated to effect the proposed combination of the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds.

     Each nominee who is a current director serves as a director of the ten registered investment companies comprising the INVESCO Funds. Each nominee who is a current director oversees 46 portfolios which comprise the INVESCO Funds. The business address of each nominee who is a current director is 4350 South Monaco Street, Denver, Colorado 80237.

     Each new nominee serves as a director or trustee of the 17 registered investment companies comprising the AIM Funds. Each new nominee currently oversees 86 portfolios which comprise the AIM Funds. The business address of each new nominee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     If elected, each nominee would oversee a total of 27 registered investment companies currently comprising 132 portfolios.

 NOMINEES WHO CURRENTLY ARE INDEPENDENT DIRECTORS

                            DIRECTOR    PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH       SINCE        DURING PAST 5 YEARS       OTHER DIRECTORSHIP(S) HELD
----------------------      --------   --------------------------   --------------------------
Bob R. Baker -- 1936......    1983     Consultant (2000-present);   None
                                       formerly, President and
                                       Chief Executive Officer
                                       (1988-2000) of AMC Cancer
                                       Research Center, Denver,
                                       Colorado; until mid-
                                       December 1988, Vice
                                       Chairman of the Board of
                                       First Columbia Financial
                                       Corporation, Englewood,
                                       Colorado; formerly,
                                       Chairman of the Board and
                                       Chief Executive Officer of
                                       First Columbia Financial
                                       Corporation.
James T. Bunch -- 1942....    2000     Co-President and Founder     None
                                       of Green, Manning & Bunch
                                       Ltd., Denver, Colorado
                                       (1988-present) (investment
                                       banking firm); Director,
                                       Policy Studies, Inc. and
                                       Van Gilder Insurance
                                       Corporation; formerly,
                                       General Counsel and
                                       Director of Boettcher &
                                       Co., Denver, Colorado; and
                                       formerly, Chairman and
                                       Managing Partner, law firm
                                       of Davis, Graham & Stubbs,
                                       Denver, Colorado.
Gerald J. Lewis -- 1933...    2000     Chairman of Lawsuit          General Chemical Group,
                                       Resolution Services, San     Inc., Hampdon, New
                                       Diego, California (1987-     Hampshire (1996-present),
                                       present); formerly,          Wheelabrator Technologies,
                                       Associate Justice of the     Inc. (waste management
                                       California Court of          company), Fisher
                                       Appeals; and Of Counsel,     Scientific, Inc.
                                       law firm of Latham &         (laboratory supplies),
                                       Watkins, San Diego,          Henley Manufacturing,
                                       California (1987-1997).      Inc., and California
                                                                    Coastal Properties, Inc.
Larry Soll,
  Ph.D. -- 1942...........    1997     Retired; formerly,           Synergen Inc. (since
                                       Chairman of the Board        incorporation in 1982) and
                                       (1987-1994), Chief           Isis Pharmaceuticals, Inc.
                                       Executive Officer
                                       (1982-1989 and 1993-1994)
                                       and President (1982-1989)
                                       of Synergen Inc.
                                       (biotechnology company);
                                       and formerly, trustee of
                                       INVESCO Global Health
                                       Sciences Fund.

 NOMINEE WHO CURRENTLY IS AN INTERESTED PERSON

                            DIRECTOR    PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH       SINCE        DURING PAST 5 YEARS       OTHER DIRECTORSHIP(S) HELD
----------------------      --------   --------------------------   --------------------------
Mark H. Williamson(1) --
  1951....................    1998     Director, President and      Director/trustee of each
                                       Chief Executive Officer, A   of the 17 AIM Funds
                                       I M Management Group Inc.;
                                       Director, Chairman and
                                       President, A I M Advisors,
                                       Inc. (registered
                                       investment advisor);
                                       Director, A I M
                                       Distributors, Inc.
                                       (registered broker
                                       dealer); and Chief
                                       Executive Officer of the
                                       AIM Division of AMVESCAP
                                       PLC (2003-present);
                                       formerly Chief Executive
                                       Officer, Managed Products
                                       Division, AMVESCAP PLC
                                       (2001-2002); Chairman of
                                       the Board (1998-2002),
                                       President (1998-2002) and
                                       Chief Executive Officer
                                       (1998-2002) of INVESCO
                                       Funds Group, Inc.
                                       (registered investment
                                       advisor) and INVESCO
                                       Distributors, Inc.
                                       (registered broker
                                       dealer); Chief Operating
                                       Officer and Chairman of
                                       the Board of INVESCO
                                       Global Health Sciences
                                       Fund; Chairman and Chief
                                       Executive Officer of
                                       NationsBanc Advisors,
                                       Inc.; and Chairman of
                                       NationsBanc Investments,
                                       Inc.

---------------

(1) Mr. Williamson is considered an interested person of Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, Company.

 NEW NOMINEES WHO WILL BE INDEPENDENT DIRECTORS

                                  PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH              DURING PAST 5 YEARS         OTHER DIRECTORSHIP(S) HELD
----------------------         -----------------------------   -----------------------------
Frank S. Bayley -- 1939......  Of Counsel, law firm of Baker   Badgley Funds, Inc.
                               & McKenzie                      (registered investment
                                                               company)
Bruce L. Crockett -- 1944....  Chairman, Crockett Technology   ACE Limited (insurance
                               Associates (technology          company); Captaris, Inc.
                               consulting company) and         (unified messaging provider)
                               Captaris, Inc. (unified
                               messaging provider)
Albert R. Dowden -- 1941.....  Director of a number of         Cortland Trust, Inc.
                               public and private business     (Chairman) (registered
                               corporations, including the     investment company); Annuity
                               Boss Group, Ltd. (private       and Life Re (Holdings), Ltd.
                               investment and management)      (insurance company)
                               and Magellan Insurance
                               Company; formerly, President,
                               Chief Executive Officer and
                               Director, Volvo Group North
                               America, Inc.; Senior Vice
                               President, AB Volvo and
                               director of various
                               affiliated Volvo Group
                               companies
Edward K. Dunn,                Formerly, Chairman,             None
  Jr. -- 1935................  Mercantile Mortgage Corp.;
                               President and Chief Operating
                               Officer, Mercantile-Safe
                               Deposit & Trust Co.; and
                               President, Mercantile
                               Bankshares Corp.
Jack M. Fields -- 1952.......  Chief Executive Officer,        Administaff
                               Twenty First Century Group,
                               Inc. (government affairs
                               company) and Texana Timber LP
Carl Frischling -- 1937......  Partner, law firm of Kramer     Cortland Trust, Inc.
                               Levin Naftalis & Frankel LLP    (registered investment
                                                               company)
Prema Mathai-Davis -- 1950...  Formerly, Chief Executive       None
                               Officer, YWCA of the USA
Lewis F. Pennock -- 1942.....  Partner, law firm of Pennock    None
                               & Cooper
Ruth H. Quigley -- 1935......  Retired                         None
Louis S. Sklar -- 1939.......  Executive Vice President,       None
                               Development and Operations,
                               Hines Interests Limited
                               Partnership (real estate
                               development company)

 NEW NOMINEE WHO WILL BE AN INTERESTED PERSON

                                         PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                     DURING PAST 5 YEARS           OTHER DIRECTORSHIP(S) HELD
----------------------              ----------------------------------   --------------------------
Robert H. Graham(1) -- 1946.......  Director and Chairman, A I M                    None
                                    Management Group Inc. (financial
                                    services holding company) and
                                    Director and Vice Chairman,
                                    AMVESCAP PLC (parent of AIM and a
                                    global investment management firm)
                                    and Chairman, AMVESCAP PLC -- AIM
                                    Division; formerly, President and
                                    Chief Executive Officer, A I M
                                    Management Group Inc.; Director,
                                    Chairman and President, A I M
                                    Advisors, Inc. (registered
                                    investment advisor); Director and
                                    Chairman, A I M Capital
                                    Management, Inc. (registered
                                    investment advisor), A I M
                                    Distributors, Inc. (registered
                                    broker dealer), A I M Fund
                                    Services, Inc. (registered
                                    transfer agent), and Fund
                                    Management Company (registered
                                    broker dealer); and Chief
                                    Executive Officer, AMVESCAP PLC --
                                    Managed Products

---------------

(1) Mr. Graham will be considered an interested person of Company because he is a director of AMVESCAP PLC, parent of the advisor to, and principal underwriter of, Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 2

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" these 16 nominees.

CURRENT COMMITTEES OF THE BOARD

     The Board currently has nine standing committees: an audit committee, an investments and management liaison committee, a brokerage committee, a derivatives committee, a valuation committee, a legal committee, a compensation committee, a retirement plan committee and a nominating committee.

  AUDIT COMMITTEE

     Company has an audit committee established for the purpose of overseeing the accounting and financial reporting process of Company and audits of the financial statements of Company. The audit committee is comprised entirely of independent directors. The committee meets quarterly with Company's independent accountants and officers to review accounting principles used by Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. The current members of the audit committee are Messrs. Baker, Budner, Lewis and McIntyre.

  EXECUTIVE COMMITTEE

     Company has an executive committee. On occasion, the committee acts upon the current and ordinary business of Company between the meetings of the Board. Except for certain powers which, under applicable law, may only be exercised by the full Board, the committee may exercise all powers and authority of the Board in the management of the business of Company. All decisions are subsequently submitted for ratification by the Board. The current members of the executive committee are Messrs. Baker, Bunch, McIntyre and Williamson.

  INVESTMENTS AND MANAGEMENT LIAISON COMMITTEE

     Company has an investments and management liaison committee which meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of Company, and to review investment, legal and operational matters which have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The current members of the investments and management liaison committee are Messrs. Andrews, Baker, Bunch, Soll and Dr. Ambron.

  BROKERAGE COMMITTEE

     Company has a brokerage committee. The committee meets periodically to review soft dollar and other brokerage transactions by your Fund and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the Board. The current members of the brokerage committee are Messrs. Budner, Bunch and McIntyre.

  DERIVATIVES COMMITTEE

     Company has a derivatives committee. The committee meets periodically to review derivatives investments made by your Fund. It monitors the use of derivatives by your Fund and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies adopted by the Board. The committee reports on these matters to the Board. The current members of the derivatives committee are Messrs. Andrews, Lewis and Soll.

  NOMINATING COMMITTEE

     Company has a nominating committee. The committee meets periodically to review and nominate candidates for positions as independent directors to fill vacancies on the board of directors. The nominating committee will consider nominees recommended by shareholders. If a shareholder desires to nominate a candidate, the shareholder must submit a request in writing to the Chairman of the nominating committee. The current members of the nominating committee are Messrs. Baker, Bunch, Lewis and Soll.

  LEGAL COMMITTEE

     Company has a legal committee. The committee meets periodically to review compensation arrangements with counsel to Company and to its independent directors. The committee reports on these matters to the Board. The current members of the legal committee are Messrs. Bunch, Lewis and McIntyre.

  COMPENSATION COMMITTEE

     Company has a compensation committee. The committee meets periodically to review compensation arrangements of Company's independent directors. The committee reports on these matters to the Board. The current members of the compensation committee are Messrs. Andrews, Baker, Budner and Soll.

  VALUATION COMMITTEE

     Company has a valuation committee. The committee meets periodically to review valuation issues regarding investments made by your Fund. The committee reports on these matters to the Board. The current members of the valuation committee are Messrs. Baker, Bunch, Cunningham and McIntyre.

  RETIREMENT PLAN COMMITTEE

     Company has a retirement plan committee. The committee meets periodically to review Company's retirement arrangements for its independent directors. The committee reports on these matters to the Board. The current members of the retirement plan committee are Messrs. Andrews, Baker, Budner, Cunningham and Soll.

BOARD AND COMMITTEE MEETING ATTENDANCE

     During the fiscal year ended October 31, 2002, the Board met five times, the audit committee met three times, the executive committee did not meet, the investments and management liaison committee met three times, the brokerage committee met three times, the derivatives committee met three times, the nominating committee met two times, the legal committee met two times, the compensation committee met two times, and the valuation and retirement plan committees did not meet. All of the current directors then serving attended at least 75% of the meetings of the Board or applicable committee during the most recent fiscal year.

FUTURE COMMITTEE STRUCTURE

     As a result of the combination of the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds, it is expected that the Board will adopt a committee structure that is the same as that which is in effect for the AIM Funds, so that the Board will have four committees: an Audit Committee, a Committee on Directors/Trustees, an Investments Committee and a Valuation Committee. These committees are described below.

  AUDIT COMMITTEE

     The Audit Committee will be comprised entirely of independent directors. The Audit Committee will be responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by your Fund (including resolution of disagreements between your Fund's management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of your Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to your Fund by its independent auditors.

  COMMITTEE ON DIRECTORS/TRUSTEES

     The Committee on Directors/Trustees will be comprised entirely of independent directors. It will be responsible for: (i) nominating persons who are not interested persons of Company for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of Company at meetings called for the election of directors; (ii) nominating persons who are not interested persons of Company for selection as members of each committee of the Board, including, without limitation, the audit committee, the committee on directors, the investments committee and the valuation committee, and to nominate persons for selection as chair and vice chair of each such committee;
(iii) reviewing from time to time the compensation payable to the independent directors and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of Company.

  INVESTMENTS COMMITTEE

     The Investments Committee will be responsible for: (i) overseeing the advisor's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

  VALUATION COMMITTEE

     The Valuation Committee will be responsible for: (i) periodically reviewing the advisor's procedures for valuing securities ("Procedures"), and making any recommendations to the advisor with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by the advisor from time to time; (iii) periodically reviewing information provided by the advisor regarding industry developments in connection with valuation; (iv) periodically reviewing information from the advisor regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the committee or to the committee and the full Board simultaneously); and (v) if requested by the advisor, assisting the advisor's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

DIRECTOR'S COMPENSATION

     Each director who is independent is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director of other INVESCO Funds. Each such director receives a fee, allocated among the INVESCO Funds for which he or she serves as a director, which consists of an annual retainer component and a meeting fee component.

     Information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2002 is found in Exhibit D.

CURRENT RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds have adopted a Retirement Plan (the "Retirement Plan") and a Deferred Retirement Plan Account Agreement (the "Account Agreement"). Certain of the independent directors of Company participate either in the Retirement Plan or in the Account Agreement. Under the Retirement Plan and the Account Agreement, each participating director who is not an interested person of the INVESCO Funds and who has served for at least five years (a "Participating Qualified Director") is entitled to receive a benefit upon retirement.

     Commencing with attainment of age 72 by a Participating Qualified Director who has elected to participate in the Retirement Plan and who voluntarily retires prior to reaching age 72, and commencing with the date of retirement of a Participating Qualified Director who retires upon reaching age 72 or at any time subsequent to age 72 up to the mandatory retirement age of 75, a Participating Qualified Director shall receive quarterly payments at an annual rate of $34,000 (the "Annual Benefit"). Directors who became Participating Qualified Directors on or before January 1, 2001 who retire upon reaching age 72 (or at age 73 or 74, if the director extends his retirement date for one to two years, but less than three years) are entitled to payment for one year of twice the Annual Benefit. Payment of the Annual Benefit will continue for the remainder of the Participating Qualified Director's life or ten years, whichever is longer. If a Participating Qualified Director becomes disabled before the date upon which his or her Annual Benefit payments would normally commence, such benefit payments will begin. If a Participating Qualified Director dies prior to the receipt of the Annual Benefit for ten years, the Annual Benefit will be paid to his/her beneficiary or estate until an aggregate of ten years of payments has been received. A Participating Qualified Director who has elected to participate in the Retirement Plan receives no benefits from the Account Agreement. The cost of the Retirement Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee administering the Retirement Plan.

     A Participating Qualified Director who has elected to participate in the Account Agreement receives no benefits from the Retirement Plan. Pursuant to the terms of the Account Agreement, a deferred retirement account is established for a Qualified Participating Director (the "Account"). The dollar amount credited to the Account is in an amount which, based upon an assumed account appreciation rate per annum (currently 5.75%), will provide the Participating Qualified Director with an account value of $340,000 upon reaching age 72. Once the initial dollar amount of the Account is established, Account proceeds are invested in shares of one or more of the INVESCO Funds. The value of the Account fluctuates with the appreciation or depreciation in the shares of the INVESCO Funds owned by the Account and Account shares are increased by the amount of any dividends and capital gains distributions paid with respect to the shares. Upon retirement, a Participating Qualified Director is entitled to receive the value in the Account either in a lump sum payment or in payments over a stipulated number of months. The Account value continues to fluctuate as long as monthly payments are made. If a Participating Qualified Director becomes disabled or dies prior to his or her retirement and if, at the time of disability or death, the value of a Participating Qualified Director's Account is less than $340,000, the Director or the Director's beneficiary or estate will not be paid the value in the Account but will receive $34,000 per annum for ten years. If, at the time of the Participating Qualified Director's death or disability prior to retirement, the value in the director's Account is $340,000 or more, the Participating Qualified Director or his or her estate or beneficiary will receive the value in the Account either in a lump sum or in quarterly installments. The cost of providing the initial dollar amount to be allocated to a Participating Qualified Director's Account and the cost of payment of any death or disability benefit that aggregates more than the Account value will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by a committee appointed to administer the Account Agreement.

     Company has no stock options, pension, or retirement plans for affiliated directors of the INVESCO Funds or for management or other personnel, and pays no salary or compensation to any of its officers.

CURRENT DEFERRED COMPENSATION PLAN

     The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds except INVESCO Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing. Each independent director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the independent director may own either directly or beneficially. Each of the independent directors has agreed to invest a minimum of $100,000 of his or her own resources in shares of the INVESCO Funds. Compensation contributed to a deferred compensation plan may constitute all or a portion of this $100,000 commitment.

NEW RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds intend to adopt a new retirement plan (the "New Retirement Plan") for the directors of Company who are not affiliated with INVESCO, which will be effective as of the date of the Special Meeting. The New Retirement Plan also will be adopted by the Boards of Directors/Trustees of the AIM Funds. The reason for adoption of the New Retirement Plan is to provide for consistency in the retirement plans for the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds. The retirement plan will include a retirement policy as well as retirement benefits for independent directors.

     The retirement policy will permit each independent director to serve until December 31 of the year in which the director turns 72. A majority of the directors will be able to extend from time to time the retirement date of a director.

     Annual retirement benefits will be available to each independent director of Company and/or the other INVESCO Funds and AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a director (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the director's annual retainer paid or accrued by any Covered Fund to such director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the director. The annual retirement benefits will be payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such director's credited years of service. A death benefit will also be available under the New Retirement Plan that will provide a surviving spouse with a quarterly installment of 50% of a deceased director's retirement benefits for the same length of time that the director would have received the benefits based on his or her service. A director must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit. Payment of benefits under the New Retirement Plan will not be secured or funded by Company.

     Upon the effectiveness of the New Retirement Plan, the independent directors will cease to accrue benefits under the Retirement Plan and the Account Agreement. Messrs. Baker and Soll will not receive any additional benefits under the Retirement Plan or the Account Agreement, but will be entitled to amounts which have been previously funded under the Retirement Plan or the Account Agreement for their benefit. An affiliate of INVESCO will reimburse Company for any amounts funded by Company for Messrs. Baker and Soll under the Retirement Plan and the Account Agreement.

NEW DEFERRED COMPENSATION AGREEMENTS

     The Boards of Directors of the INVESCO Funds intend to adopt new deferred compensation agreements which are consistent with the deferred compensation agreements adopted by the Boards of Directors/Trustees of the AIM Funds. Pursuant to the new deferred compensation agreements ("New Compensation Agreements"), a director will have the option to elect to defer receipt of up to 100% of his or her compensation payable by Company, and such amounts are placed into a deferral account. The deferring directors will have the option to select various INVESCO Funds in which all or part of their deferral account will be deemed to be invested. The list of funds may change from time to time and may include AIM Funds in addition to INVESCO Funds. Distributions from the deferring directors' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years (depending on the New Compensation Agreement) beginning on the date selected under the New Compensation Agreement.

     The Board, in its sole discretion, will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' retirement benefits commence under the New Retirement Plan. The Board, in its sole discretion, also will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' termination of service as a director of Company. If a deferring director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The New Compensation Agreements will not be funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors will have the status of unsecured creditors of Company and of each other INVESCO Fund or AIM Fund from which they will be deferring compensation.

OFFICERS OF COMPANY

     Information regarding the current officers of Company can be found in Exhibit E.

SECURITY OWNERSHIP OF MANAGEMENT

     Information regarding the ownership of each class of your Fund's shares by the directors, nominees and current executive officers of Company can be found in Exhibit F.

DIRECTOR OWNERSHIP OF YOUR FUND'S SHARES

     The dollar range of equity securities beneficially owned by each continuing director and nominee as of December 31, 2002 (i) in your Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the INVESCO Funds complex can be found in Exhibit G.

                                 PROPOSAL 3 --

                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which AIM will serve as the investment advisor for your Fund. The portfolio management team for your Fund will not change as a result of this restructuring.

     You are being asked to approve Proposal 3 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from a new investment advisory agreement between AIM and Company.

     The Board recommends that you approve the new advisory agreement between AIM and Company for your Fund. The Board is asking you to vote on this new agreement because Company may enter into a new advisory agreement for your Fund only with shareholder approval. If approved, this new agreement would replace the current advisory agreement between INVESCO and Company for your Fund. The form of Company's proposed Master Investment Advisory Agreement with AIM is at Appendix IV.

     Under the new arrangements, the advisory fees paid by your Fund will not change. If shareholders of your Fund approve Proposal 3, Company will also enter into a new Master Administrative Services Agreement with AIM that will replace the current Administrative Services Agreement between Company and INVESCO, and move the provision of certain administrative services currently provided by INVESCO pursuant to the current advisory agreement between Company and INVESCO to the Master Administrative Services Agreement with AIM. If the proposed advisory agreement is approved and these new arrangements are implemented, the aggregate fees paid by your Fund for advisory and administrative services will not increase.

     Any voluntary or contractual expense limitations and fee waivers that have been agreed to by INVESCO and Company with respect to your Fund will not be terminated if the proposed new advisory agreement with AIM is approved. Instead, AIM will assume INVESCO's obligations with respect to these voluntary and contractual expense limitations and fee waivers, on the same terms and conditions.

     If INVESCO and Company have entered into voluntary or contractual expense limitations or fee waivers with respect to your Fund, INVESCO currently is entitled to reimbursement from a share class of your Fund that has fees and expenses absorbed pursuant to this arrangement if such reimbursement does not cause such share class to exceed the expense limitation and the reimbursement is made within three years after INVESCO incurred the expense. If the proposed new advisory agreement with AIM is approved, INVESCO will assign to AIM its right to be reimbursed with respect to fees and expenses absorbed by it. Other than substituting AIM for INVESCO as the party having the right to be reimbursed, this assignment will not alter in any way the rights or obligations of your Fund or its shareholders.

     A description of how the proposed advisory agreement differs from the current advisory agreement is set forth below under "Terms of the Proposed Advisory Agreement." At an in-person meeting of the Board held on August 12-13, 2003, the Board, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed advisory agreement for your Fund.

YOUR FUND'S CURRENT INVESTMENT ADVISOR

     INVESCO, the current investment advisor for your Fund, became the investment advisor for your Fund under the current advisory agreement on February 28, 1997. Your Fund's shareholders last voted on the agreement on January 31, 1997, for the purpose of approving a new investment advisory agreement for your Fund, with the same parties and on terms substantially identical to your Fund's then-existing investment advisory agreement. Such approval was necessary because your Fund's then-existing investment advisory agreement terminated automatically by operation of law upon the consummation on February 28, 1997, of the merger of A I M Management Group Inc. and INVESCO PLC, which at that time was the ultimate parent company of your Fund's investment advisor. The Board, including a majority of the independent directors, last approved the current advisory agreement on May 15, 2003.

THE PROPOSED NEW INVESTMENT ADVISOR FOR YOUR FUND

     AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company with its principal offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is an indirect wholly owned subsidiary of AMVESCAP, 30 Finsbury Square, London EC2A1AG, United Kingdom. AMVESCAP and its subsidiaries are an independent investment management group. A list of the names, addresses and principal occupations of the principal executive officer and directors of AIM is in Exhibit H.

POSITIONS WITH AIM HELD BY COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS

     Mark H. Williamson, who is a director and/or executive officer of Company, also is a director and/or officer of AIM. He also beneficially owns shares of AMVESCAP and/or options to purchase shares of AMVESCAP.

TERMS OF THE CURRENT ADVISORY AGREEMENT

     Under the terms of the current advisory agreement with INVESCO for your Fund, INVESCO acts as investment manager and administrator for your Fund. As investment manager, INVESCO provides a continuous investment program for your Fund, including investment research and management, with respect to all securities, investments and cash equivalents of your Fund. INVESCO also makes recommendations as to the manner in which voting rights, rights to consent to actions of your Fund and any other rights pertaining to your Fund's securities shall be exercised, and calculates the net asset value of your Fund, subject to such procedures established by the Board and based upon information provided by your Fund, the custodian of your Fund or other source as designated by the Board. INVESCO provides sub-accounting, recordkeeping and administrative services to your Fund under an administrative services agreement. Under the advisory agreement, as administrator, INVESCO also provides, at its expense and at the request of your Fund, executive, statistical, administrative, internal accounting and clerical services and office space, equipment and facilities.

     Under the terms of the current advisory agreement, INVESCO has no liability to Company, your Fund or to your Fund's shareholders or creditors, for any error of judgment, mistake of law, or for any loss arising out of any investment, nor for any other act or omission, in the performance of its obligations to Company or your Fund unless such act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the current advisory agreement.

     The current advisory agreement for your Fund continues in effect from year to year only if such continuance is specifically approved at least annually by
(i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund and each other series portfolio of Company, and (ii) the vote of a majority of the directors of Company who are not interested persons of INVESCO or Company by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund and each other series portfolio of Company or INVESCO may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment, unless an order is issued by the SEC conditionally or unconditionally exempting such assignment from the applicable provisions of the 1940 Act.

     The current advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of its expenses not assumed by INVESCO, including without limitation:

     - brokerage commissions, issue and transfer taxes and other costs related to securities transactions;

     - fees, charges and expenses related to accounting, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal services performed for your Fund;

     - interest on indebtedness incurred by Company or your Fund;

     - taxes;

     - fees for maintaining the registration and qualification of your Fund or its shares under federal and state law;

     - compensation and expenses of the Board;

     - costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to your Fund's shareholders, including expenses relating to Board and shareholder meetings;

     - costs, fees and other expenses arising in connection with the organization and filing of Company's Articles of Incorporation, determinations of tax status of your Fund, initial registration and qualification of your Fund's securities under federal and state securities laws and approval of Company's operations by any other federal or state authority;

     - expenses of repurchasing and redeeming shares of your Fund;

     - insurance premiums;

     - costs of designing, printing and issuing certificates representing shares of your Fund;

     - extraordinary expenses, including fees and disbursements of Company's counsel, in connection with litigation by or against Company or your Fund;

     - premiums for the fidelity bond maintained by your Fund pursuant to the 1940 Act (except those premiums that may be allocated to INVESCO as an insured);

     - association and institute dues;

     - expenses, if any, of distributing shares of your Fund pursuant to a 12b-1 plan of distribution; and

     - all other costs and expenses of your Fund's operations and organization unless otherwise explicitly provided.

     The current advisory agreement requires INVESCO to reimburse your Fund monthly for any salaries paid by your Fund to officers, directors and full-time employees of your Fund who are also officers, general partners or employees of INVESCO or its affiliates. Although INVESCO has this obligation under the current advisory agreement, your Fund does not pay salaries to its officers, non-independent directors or employees for services rendered to your Fund.

     If, in any given year, the sum of your Fund's expenses exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to promptly reimburse such excess expenses to your Fund pursuant to the current advisory agreement. Interest, taxes, extraordinary expenses and expenses which are capitalized are not deemed expenses for purposes of this reimbursement obligation.

     The annual rates at which INVESCO receives fees from your Fund under the current advisory agreement, the total net assets of your Fund, the dollar amounts of advisory fees paid to INVESCO by your Fund net of any expense limitations and the reimbursement, if any, made by INVESCO to your Fund for the most recent fiscal year are in Exhibit I.

ADDITIONAL SERVICES PROVIDED BY INVESCO AND ITS AFFILIATES

     INVESCO and its affiliates also provide additional services to Company and your Fund. INVESCO currently provides or arranges for others to provide accounting and administrative services to your Fund. INVESCO currently serves as your Fund's transfer agent. Prior to July 1, 2003, INVESCO Distributors, Inc. served as the principal underwriter for your Fund. This company is an indirect wholly owned subsidiary of AMVESCAP, the parent company of INVESCO. Information concerning fees paid to INVESCO and its affiliates for these services is in Exhibit J.

ADVISORY FEES CHARGED BY AIM FOR SIMILAR FUNDS IT MANAGES

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as your Fund are in Exhibit K.

TERMS OF THE PROPOSED ADVISORY AGREEMENT

     Under the terms of the proposed advisory agreement, AIM would act as investment manager and administrator for your Fund. As investment manager, AIM would provide a continuous investment program for your Fund, including supervision of all aspects of your Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising your Funds' assets and investment research and management, subject at all times to the policies and control of the Board. AIM would also provide administrative services pursuant to a Master Administrative Services Agreement.

     The proposed advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of AIM or any of its officers, directors, or employees, AIM would not be subject to liability to Company or your Fund or to any shareholders of your Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     The proposed advisory agreement for your Fund would continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the affirmative vote of a majority of the directors of Company who are not interested persons of AIM or Company by votes cast in person at a meeting called for such purpose. The proposed advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund or AIM may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The proposed agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

     The proposed advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of the ordinary business expenses incurred in the operations of your Fund and the offering of its shares. These expenses borne by your Fund would include, without limitation, brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by Company on behalf of your Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to your Fund's shareholders.

     The compensation to be paid to AIM under the proposed advisory agreement would be calculated by applying annual rates to the average daily net assets of your Fund for each calendar year. The annual rates at which AIM will receive advisory fees from your Fund under the proposed advisory agreement are in Exhibit L.

     If Proposal 3 is approved, Company will be able to take advantage of an exemptive order obtained from the SEC by AIM and certain of the AIM Funds. This exemptive order will allow your Fund and each other series portfolio of Company (each, an "Investing Fund") to invest their uninvested cash in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Investing Fund. AIM will receive advisory fees from the Affiliated Money Market Fund to the extent an Investing Fund invests uninvested cash in such Affiliated Money Market Fund. If the Board approves AIM's use of the exemptive order for Company, AIM intends to waive a portion of the advisory fees payable by each Investing Fund in an amount equal to 25% of the advisory fee AIM receives from the Affiliated Money Market Fund as a result of such Investing Fund's investment of uninvested cash in such Affiliated Money Market Fund.

     The primary differences between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM that the Board approved are to:

     - replace INVESCO with AIM as the investment advisor for your Fund;

     - move certain administrative services to an administrative services agreement with AIM;

     - expand provisions regarding broker-dealer relationships that are set forth in the current advisory agreement to make them consistent with similar provisions in other AIM advisory agreements;

     - add provisions relating to certain functions to be performed by AIM in connection with your Fund's securities lending program;

     - change certain obligations regarding payment of expenses of your Fund;

     - simplify certain rights applicable to your Fund's right to terminate advisory services or amend the proposed advisory agreement;

     - revise non-exclusivity provisions that are set forth in the current advisory agreement;

     - amend delegation provisions that are set forth in the current advisory agreement;

     - add to the limitation of liability provisions that are set forth in the current advisory agreement to, among other things, specifically state the limitation of liability of Company's shareholders; and

     - change the governing state law set forth in the current advisory agreement.

     Although certain terms and provisions in the current advisory agreement with INVESCO and the proposed advisory agreement with AIM are described slightly differently, there are few substantive differences between these agreements. The substantive differences are discussed below.

  ADMINISTRATIVE SERVICES

     For your Fund, the Board, in approving the proposed advisory agreement with AIM, has approved removing the provision of certain administrative services that are covered under the current advisory agreement with INVESCO, and consolidating those administrative services with your Fund's accounting and recordkeeping services in a new Master Administrative Services Agreement with AIM. The primary reason for this change is to make your Fund's agreements consistent with similar agreements for the AIM Funds. If shareholders approve the proposed advisory agreement, your Fund will continue to receive substantially the same accounting and administrative services it currently receives and at the same or lower costs pursuant to the new Master Administrative Services Agreement. As a result, there would be no loss of services nor would there by any increase in costs borne by your Fund as a result of the transfer of administrative duties from the advisory agreement to the Master Administrative Services Agreement.

  BROKER-DEALER RELATIONSHIPS AND AFFILIATED BROKERAGE

     The current advisory agreement requires INVESCO, when selecting brokers or dealers, to first obtain the most favorable execution and price for your Fund; after fulfilling this primary requirement INVESCO may consider, as secondary factors whether such firms provide statistical research and other information to INVESCO. The proposed advisory agreement specifies that AIM's primary consideration in effecting a security transaction will be to obtain the best execution. In selecting broker-dealers to execute particular transactions, AIM will consider the best net price available, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order and the value of the expected contribution of the broker-dealer to the investment performance of Company's portfolio funds on a continuing basis. Accordingly, the price to your Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered by the broker-dealer. The broker-dealer relationship provisions of the current advisory agreement with INVESCO for your Fund do not specify these factors.

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws, rules, interpretations and exemptions.

  SECURITIES LENDING

     If your Fund engages in securities lending, AIM will provide it with investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if your Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Administrative services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loans; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     In accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

     AIM does not receive any additional compensation for advisory services rendered in connection with securities lending activities. As compensation for the related administrative services AIM will provide, your Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to your Fund from such activities. AIM intends to waive this fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

  PAYMENT OF EXPENSES AND RESTRICTIONS ON FEES RECEIVED

     Under the current advisory agreement with INVESCO, INVESCO has the obligation to reimburse your Fund for any salaries paid by your Fund to officers, non-independent directors and employees of your Fund. Your Fund does not currently pay any such salaries. Such provision is not included in the proposed advisory agreement with AIM.

     The current advisory agreement provides that if annual fees exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to reimburse any such excess to your Fund. Such state-imposed limitations are no longer applicable because the National Securities Market Improvements Act of 1996 (NSMIA) preempted state laws under which mutual funds such as your Fund previously were regulated. Accordingly, under the proposed advisory agreement, such annual expense limitation has been removed. Removing this state-imposed annual expense limitation will not result in an increase in fees paid by your Fund.

  TERMINATION/AMENDMENT RIGHTS

     The current advisory agreement with INVESCO provides that Company can terminate the agreement with INVESCO or amend the terms of the agreement upon receipt of the affirmative vote of a majority of the outstanding securities (as defined in the 1940 Act) of all series portfolios of Company. Under the 1940 Act and the regulations thereunder, as interpreted by the SEC, advisory services provided to your Fund cannot be terminated or amended without the approval by a majority of the outstanding securities of your Fund, unless, in the case of an amendment, the Board may approve the changes. The proposed advisory agreement simplifies the language regarding termination and amendment of the agreement to be consistent with the 1940 Act and the regulations thereunder, as interpreted by the SEC.

  NON-EXCLUSIVITY PROVISIONS

     The current advisory agreement with INVESCO provides that the services furnished by INVESCO are not deemed to be exclusive and that INVESCO shall be entitled to furnish similar services to others, including other investment companies with similar objectives, and that INVESCO may aggregate orders for its other customers together with any securities of the same type to be sold or purchased for your Fund in order to obtain best execution and lower brokerage commissions. In such event, INVESCO must allocate the securities purchased or sold and the expenses incurred in the transaction in a manner it considers most equitable.

     AIM has proposed and the Board has agreed that the non-exclusivity provisions in the proposed advisory agreement with AIM should be divided into two separate provisions: one dealing with services provided by AIM to other investment accounts and the other dealing with employees of AIM. Under the new provisions, AIM will act as investment manager or advisor to fiduciary and other managed accounts and to other investment companies and accounts, including off-shore entities or accounts. The proposed advisory agreement states that whenever your Fund and one or more other investment companies or accounts advised by AIM have moneys available for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to your Fund and such other companies and accounts. Such allocation procedure may adversely affect the size of the positions obtainable and the prices realized by your Fund. The non-exclusivity provisions of the proposed advisory agreement also explicitly recognize that officers and directors of AIM may serve as officers or directors of Company, and that officers and directors of Company may serve as officers or directors of AIM to the extent permitted by law; and that officers and directors of AIM do not owe an exclusive duty to Company. As described above, unlike the current advisory agreement, the proposed advisory agreement does not require AIM to reimburse Company for any salaries paid by Company to officers, directors and full-time employees of Company who are also officers, directors or employees of AIM or its affiliates. Your Fund does not currently pay any such salaries.

  DELEGATION

     The current advisory agreement provides that INVESCO may, in compliance with applicable law and with the prior written approval of your Fund, make use of affiliated companies and their employees in connection with rendering of the services required of INVESCO. INVESCO must supervise all such services and remain fully responsible for the services provided.

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors rather than solely certain specified advisory services. The proposed advisory agreement also provides that AIM may replace sub-advisors from time to time, in accordance with applicable federal securities laws, rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. Any such delegation shall require approval by the applicable Board and the shareholders unless, in accordance with applicable federal securities laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor.

  LIMITATION OF LIABILITY OF AIM, COMPANY AND SHAREHOLDERS

     As described above under the descriptions of the terms of the current advisory agreement and the proposed advisory agreement, respectively, both agreements provide limitation of liability for the advisor. The limitation of liability provisions of the 1940 Act also apply to both INVESCO and AIM in their capacity as advisor. In addition, the proposed advisory agreement states that no series of Company shall be liable for the obligations of other series of Company and the liability of AIM to one series of Company shall not automatically render AIM liable to any other series of Company. Consistent with applicable law, the proposed advisory agreement would also include a provision stating that AIM's obligations under the agreement are not binding on any shareholders of Company individually and that shareholders are entitled to the same limitation on personal liability as shareholders of private corporations for profit. The primary reason for this change is to make your Fund's agreement consistent with similar agreements for the AIM Funds.

  STATE LAW GOVERNING THE AGREEMENT

     Questions of state law under the current advisory agreement with INVESCO are governed by the laws of Colorado. Under the proposed advisory agreement with AIM, Texas law would apply. The Board determined that, because the services under the proposed advisory agreement with AIM will primarily be provided in Texas, it was more appropriate to apply Texas law to the proposed advisory agreement.

FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE ADVISORY AGREEMENT

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at an in-person meeting held on August 12-13, 2003. The independent directors also discussed the approval of the proposed advisory agreement with independent counsel prior to that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

     The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM:

     - The qualifications of AIM to provide investment advisory services. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to your Fund, and noted that the persons providing portfolio management services to your Fund would not change if Proposal 3 is approved by shareholders.

     - The range of advisory services provided by AIM. The Board reviewed the services to be provided by AIM under the proposed advisory agreement, and noted that no material changes in the level or type of services provided under the current advisory agreement with INVESCO would occur if the proposed advisory agreement is approved by the shareholders, other than the provision by AIM of certain administrative services if your Fund engages in securities lending.

     - Qualifications of AIM to provide a range of management and administrative services. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of the provision of administrative services to your Fund. The Board also reviewed the proposed form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the proposed Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the proposed advisory agreement and the Master Administrative Services Agreement.

     - The performance record of your Fund. The Board reviewed your Fund's performance record and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of your Fund and is able, therefore, to provide advisory and administrative services to your Fund.

     - Advisory fees and expenses. The Board examined the expense ratio and the level of advisory fees for your Fund under the current advisory agreement and compared them with the advisory fees expected to be incurred under the proposed advisory agreement. The Board concluded that your Fund's projected expense ratio and advisory fees under the proposed advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the proposed advisory agreement. The advisory fees that are being proposed under the proposed advisory agreement are the same as the advisory fees paid to INVESCO under the current advisory agreement, other than the removal of the reimbursement obligation related to services provided to both your Fund and AIM by officers and directors which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that your Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.

     - The profitability of AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of your Fund that have already been invested, and the investment of the cash collateral is intended to benefit your Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     - The terms of the proposed advisory agreement. The Board reviewed the terms of the proposed advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist your Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which your Fund operates, and that AIM should have the flexibility to operate in that environment.

     After considering the above factors, the Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed advisory agreement between Company and AIM for your Fund.

     The Board reached this conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If approved, the proposed advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of your Fund do not approve Proposal 3, the current advisory agreement with INVESCO will continue in effect for your Fund.

THE BOARD'S RECOMMENDATION ON PROPOSAL 3

     The Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 4 --

                              APPROVAL OF THE PLAN
             TO REDOMESTICATE COMPANY AS A DELAWARE STATUTORY TRUST

BACKGROUND

     Company currently is organized as a Maryland corporation. AMVESCAP has identified each series portfolio of Company as appropriate to be redomesticated as a new series portfolio of AIM International Mutual Funds, a newly created open-end management investment company organized as a statutory trust under the Delaware Statutory Trust Act (the "Trust").

     If Proposal 1 is approved by the shareholders of your Fund, your Fund will be combined with Buying Fund and will not be redomesticated as a new series portfolio of the Trust. You are being asked to approve Proposal 4 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from redomesticating as a new series portfolio of the Trust.

     The Board of Directors of AIM International Funds, Inc. ("AIFI"), an open-end management investment company organized as a Maryland corporation, currently is soliciting the proxies of the shareholders of AIFI's five existing series portfolios to vote on the conversion of these five existing series portfolios to five corresponding new series portfolios of the Trust (each, an "AIFI Fund"). Currently, the sole shareholder of the AIFI Funds is AIFI and the sole shareholder of the New Funds (as defined below) is Company.

     The Board has approved the Plan, which provides for a series of transactions to convert your Fund and each other series portfolio of Company (each, a "Current Fund") to a corresponding series (a "New Fund") of the Trust. Under the Plan, each Current Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Redomestication"). A form of the Plan relating to the proposed Redomestication is set forth in Appendix V.

     Approval of the Plan requires the affirmative vote of a majority of the issued and outstanding shares of Company. The Board is soliciting the proxies of the shareholders of your Fund to vote on the Plan with this Proxy Statement/Prospectus. The Board is soliciting the proxies of the shareholders of Company's other series portfolios to vote on the Plan with a separate proxy statement.

     The Redomestication is being proposed primarily to provide Company with greater flexibility in conducting its business operations. The operations of each New Fund following the Redomestication will be substantially similar to those of its predecessor Current Fund. As described below, the Trust's Declaration of Trust differs from Company's Articles of Incorporation in certain respects that are expected to improve Company's and each Current Fund's operations. The Trust, like Company, will operate as an open-end management investment company registered with the SEC under the 1940 Act.

REASONS FOR THE PROPOSED REDOMESTICATION

     The Redomestication is being proposed because, as noted above, INVESCO and the Board believe that the Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by mutual funds, including the majority of the AIM Funds.

     The Delaware statutory trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its Articles of Incorporation. A Delaware statutory trust is subject to fewer statutory requirements. The Trust will be governed primarily by the terms of its Declaration of Trust. In particular, the Trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporate law, amendments to Company's Articles of Incorporation would typically require shareholder approval. Under Delaware law, unless the Declaration of Trust of a Delaware statutory trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporate law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware statutory trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware statutory trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware statutory trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware statutory trust's domicile or organizational form. In contrast, under Maryland corporate law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The Redomestication will also have certain other effects on Company, its shareholders and management, which are described below under the heading "The Trust Compared to Company."

WHAT THE PROPOSED REDOMESTICATION WILL INVOLVE

     To accomplish the Redomestication, the Trust has been formed as a Delaware statutory trust pursuant to its Declaration of Trust, and each New Fund has been established as a series portfolio of the Trust. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the corresponding New Fund in exchange solely for a number of full and fractional classes of shares of the New Fund equal to the number of full and fractional shares of common stock of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of such Current Fund. Upon completion of the Redomestication, each shareholder of each Current Fund will be the owner of full and fractional shares of the corresponding New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. As soon as practicable after the consummation of the Redomestication, each Current Fund will be terminated and Company will be dissolved as a Maryland corporation.

     The obligations of Company and the Trust under the Plan are subject to various conditions stated therein. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the Redomestication by action of the Board, notwithstanding the approval of the Plan by the shareholders of any Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of any Current Fund. Company and the Trust may at any time waive compliance with any condition contained in the Plan, provided that the waiver does not materially adversely affect the interests of shareholders of any Current Fund.

     The Plan authorizes Company to acquire one share of each class of each New Fund and, as the sole shareholder of the Trust prior to the Redomestication, to do each of the following:

     - Approve with respect to each New Fund a new investment advisory agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to that described in Proposal

       3 and a new investment advisory agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing investment advisory agreement with INVESCO for the interim period between the consummation of the Redomestication and November 5, 2003. Information on the new advisory agreement, including a description of the differences between it and Company's current advisory agreement, is set forth above under Proposal 3. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an investment advisory agreement with INVESCO that is substantially identical to such Current Fund's existing investment advisory agreement with INVESCO.

     - Assuming that Proposal 3 is approved by shareholders, approve with respect to each New Fund a new administrative services agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to the new administrative services agreement with AIM that will be entered into by Company if shareholders approve Proposal 3 and a new administrative services agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing administrative services agreement with INVESCO for the interim period between the consummation of the Redomestication and November 5, 2003. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an administrative services agreement with AIM that is substantially identical to such Current Fund's existing administrative services agreement with INVESCO.

     - Approve with respect to each New Fund a distribution agreement with AIM Distributors. The proposed distribution agreement will provide for substantially identical distribution services as currently provided to each corresponding Current Fund by AIM Distributors.

     - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of each New Fund that will be substantially identical to the corresponding Current Fund's existing distribution plan for that class.

     - Approve with respect to each New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with A I M Fund Services, Inc., each of which currently provides such services to the corresponding Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that has been approved by the Board for the corresponding Current Fund and which is expected to become effective prior to the consummation of the Redomestication.

     - Together with AIFI, as the sole shareholder of each AIFI Fund, elect the directors of Company and AIFI as the trustees of the Trust to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders, and except as they retire in accordance with the Trust's retirement policy for trustees. The Trust's retirement policy for trustees will replace Company's retirement policy for directors.

     - Ratify the selection of PricewaterhouseCoopers LLP, the accountants for each Current Fund, as the independent public accountants for each New Fund.

     - Approve such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end management investment company.

     The Trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each New Fund. Such accounts will be identical in all respects to the accounts currently maintained by Company's transfer agent for each shareholder of the Current Funds. Shares held in the Current Fund accounts will automatically be designated as shares of the New Funds. Certificates for Current Fund shares issued before the Redomestication will represent shares of the corresponding New Fund after the Redomestication. Shareholders of the New Funds will not have the right to demand or require the Trust to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Funds will be replicated on the New Fund account. No sales charges will be imposed in connection with the Redomestication.

     Assuming your approval of Proposal 4, Company currently contemplates that the Redomestication will be consummated on October 31, 2003.

THE FEDERAL INCOME TAX CONSEQUENCES OF THE REDOMESTICATION

     Company and the Trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Redomestication will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for Federal income tax purposes as a result of the Redomestication. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the Redomestication in light of their individual circumstances and as to state and local consequences, if any, of the Redomestication.

APPRAISAL RIGHTS

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Funds or the New Funds, as the case may be, at any time before or after the Redomestication.

THE TRUST COMPARED TO COMPANY

  STRUCTURE OF THE TRUST

     The Trust has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The Trust has established series corresponding to and having identical designations as the series portfolios of Company. The Trust has also established classes with respect to each New Fund corresponding to and having identical designations as the classes of each Current Fund. Each New Fund will have the same investment objectives, policies, and restrictions as its predecessor Current Fund. The Trust's fiscal year is the same as that of Company. The Trust will not have any operations prior to the Redomestication. Initially, AIFI will be the sole shareholder of the AIFI Funds and Company will be the sole shareholder of the New Funds.

     As a Delaware statutory trust, the Trust's operations are governed by its Declaration of Trust and Bylaws and applicable Delaware law rather than by Company's Articles of Incorporation and Amended and Restated Bylaws and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of the Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  TRUSTEES OF THE TRUST

     Subject to the provisions of the Declaration of Trust, the business of the Trust will be managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of the Trust are substantially the same as those of the directors of Company.

     The trustees of the Trust would be those persons elected at this Special Meeting to serve as directors of Company. Information concerning the nominees for election as directors of Company is set forth above under Proposal 2.

  SHARES OF THE TRUST

     The beneficial interests in the New Funds will be represented by transferable shares, par value $0.001 per share. Shareholders do not have the right to demand or require the Trust to issue share certificates. The trustees have the power under the Declaration of Trust to establish new series and classes of shares; Company's directors currently have a similar right. The Declaration of Trust permits the trustees to issue an unlimited number of shares of each class and series. Company is authorized to issue only the number of shares specified in the Articles of Incorporation and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

     Your Fund currently has the classes of shares set forth in Exhibit A. The Trust has established for each New Fund the classes that currently exist for its predecessor Current Fund. Except as discussed in this Proxy Statement/Prospectus, shares of each class of each New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.

  LIABILITY OF SHAREHOLDERS

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he or she receives any distribution which exceeds the amount which he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.

     The Delaware Statutory Trust Act provides that shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Declaration of Trust provides that shareholders of the Trust shall not be subject to any personal liability for acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust, the possibility of the Trust being unable to meet its obligations is considered remote, and even if a claim were brought against the Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

  ELECTION OF DIRECTORS/TRUSTEES; TERMS

     The shareholders of Company have elected a majority of the directors of Company. Each director serves until a successor is elected, subject to his or her earlier death, resignation or removal in the manner provided by law (see below). In the case of a vacancy on the Board of Directors (other than a vacancy created by removal by the shareholders), a majority of the directors may appoint a successor to fill such vacancy. The right of the Board of Directors to appoint directors to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

     As set forth above, the Plan authorizes Company to acquire one share of each class of each New Fund and, as the sole shareholder of the Trust prior to the Redomestication, to elect the directors of Company as the trustees of the Trust. Such trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal (see below). In the case of any vacancy on the Board of Trustees, a majority of the trustees may appoint a successor to fill such vacancy. The right of the Board of Trustees to appoint trustees to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

  REMOVAL OF DIRECTORS/TRUSTEES

     A director of Company may be removed by the affirmative vote of a majority of the Board of Directors, a committee of the Board of Directors appointed for such purpose, or the holders of a majority of the outstanding shares of Company.

     A trustee of the Trust may be removed at any time by a written instrument signed by at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of the Trust.

  MEETINGS OF SHAREHOLDERS

     Company is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. The Amended and Restated Bylaws of Company provide that a special meeting of shareholders may be called by the president or, in his or her absence, the vice-president or by a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

     The Trust is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The Bylaws of the Trust provide that any trustee may call a special meeting of shareholders and the trustees shall call a special meeting of the shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

  LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. The Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

     Delaware law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the Declaration of Trust, the trustees and officers of the Trust are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The Declaration of Trust provides for the indemnification of its trustees and officers to the extent that such trustees and officers act in good faith and reasonably believe that their conduct is in the best interests of the Trust, except with respect to any matter in which it has been determined that such trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

  DISSOLUTION AND TERMINATION

     Maryland law provides that Company may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the shares entitled to vote on the dissolution; however the Articles of Incorporation reduce the required shareholder vote from two-thirds to a majority of the shares entitled to vote on the dissolution.

     Pursuant to the Declaration of Trust, the Trust or any series or class of shares of beneficial interest in Trust may be terminated by: (1) a majority shareholder vote of the Trust or the affected series or class, respectively; or
(2) if there are fewer than 100 shareholders of record of the Trust or of such terminating series or class, the trustees pursuant to written notice to the shareholders of the Trust or the affected series or class.

  VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of a Maryland corporation such as Company are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland law.

     The Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees, provided that a meeting of shareholders has been called for that purpose; (ii) removal of trustees, provided that a meeting of shareholders has been called for that purpose; (iii) termination of the Trust or a series or class of its shares of beneficial interest, provided that a meeting of shareholders has been called for that purpose; (iv) sale of all or substantially all of the assets of the Trust or one of its investment portfolios; (v) merger or consolidation of the Trust or any of its investment portfolios, with certain exceptions; (vi) approval of any amendments to shareholders' voting rights under the Declaration of Trust; and
(vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

  DISSENTERS' RIGHTS

     Under Maryland law, shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are, therefore, bound by the terms of the transaction if the stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value.

     Neither Delaware law nor the Declaration of Trust confers upon shareholders rights of appraisal or dissenters' rights.

  AMENDMENTS TO ORGANIZATION DOCUMENTS

     Consistent with Maryland law, Company reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation in the manner prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of Company may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the Articles of Incorporation may be adopted if approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The directors shall have the power to alter, amend or repeal the bylaws of Company or adopt new bylaws at any time.

     Consistent with Delaware law, the Board of Trustees of the Trust may, without shareholder approval, amend the Declaration of Trust at any time, except to eliminate any voting rights pertaining to the shares of the Trust, without approval of the majority of the shares of the Trust. The trustees shall have the power to alter, amend or repeal the bylaws of the Trust or adopt new bylaws at any time.

     The foregoing discussion is only a summary of certain differences between and among Company's Articles of Incorporation and Amended and Restated Bylaws and Maryland law and the Trust's Declaration of Trust and Bylaws and Delaware law. It is not a complete list of the differences. Shareholders should refer to the provisions of the governing documents of Company and Trust and state law directly for a more thorough comparison. Copies of the Articles of Incorporation and Amended and Restated Bylaws of Company and of the Trust's Declaration of Trust and Bylaws are available to shareholders without charge upon written request to Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 4

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/ PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     Company intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote. Shareholders of record as of the close of business on July 25, 2003 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the Record Date can be found at Exhibit M. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

TIME AND PLACE OF SPECIAL MEETING

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

VOTING IN PERSON

     If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Company at (800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management's recommendation on other matters:

     - FOR the proposal to approve the Agreement.

     - FOR the election of all 16 nominees for director.

     - FOR the proposal to approve a new investment advisory agreement with AIM for your Fund.

     - FOR the proposal to approve the Plan.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Company in writing to the address of Company set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1 and 3 if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy. A quorum will exist for Proposals 2 and 4 if shareholders entitled to vote one-third of the issued and outstanding shares of Company on the Record Date are present at the Special Meeting in person or by proxy.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement/Prospectus prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE EACH PROPOSAL

     Proposals 1 and 3.  Approval of Proposals 1 and 3 requires the lesser of
(a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposals 1 and 3 because approval of Proposals 1 and 3 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

     Proposal 2. The affirmative vote of a plurality of votes cast at the Special Meeting is necessary to elect directors, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

     Proposal 4. Approval of Proposal 4 requires the affirmative vote of a majority of the issued and outstanding shares of Company. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the Plan because approval of the Plan requires the affirmative vote of a percentage of the outstanding voting securities.

PROXY SOLICITATION

     Company has engaged the services of Georgeson Shareholder Communications Inc. ("Solicitor") to assist in the solicitation of proxies for the Special Meeting. Solicitor's costs are estimated to be approximately $33,200. Company expects to solicit proxies principally by mail, but Company or Solicitor may also solicit proxies by telephone, facsimile or personal interview. Company's officers will not receive any additional or special compensation for any such solicitation. AMVESCAP, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization, including Solicitor's costs.

OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

     As a general matter, your Fund does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of your Fund, you should send such proposal to Company at the address set forth on the first page of this Proxy Statement/Prospectus. To be considered for presentation at a meeting of shareholders, Company must receive proposals a reasonable time before proxy materials are prepared for the meeting. Your proposal also must comply with applicable law.

     For a discussion of how to propose an individual for nomination as a director, please refer to the section of this Proxy Statement/Prospectus entitled "Proposal 2 -- Current Committees of the Board -- Nominating Committee."

OWNERSHIP OF SHARES

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund can be found at Exhibit N.

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit O.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The audit committee of the Board has appointed PricewaterhouseCoopers LLP (the "Auditor") as Company's independent public accountants for the fiscal year ending October 31, 2004. A representative of the Auditor is expected to be available at the Special Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders. The audit committee of the Board has considered whether the provision of the services below is compatible with maintaining the Auditor's independence.

FEES PAID TO THE AUDITOR RELATED TO COMPANY

     The Auditor billed Company (consisting of two separate series portfolios) aggregate fees for professional services rendered for the 2002 fiscal year as follows:

Audit Fees..................................................   $61,800
Financial Information Systems Design and Implementation
  Fees......................................................   $     0
All Other Fees*.............................................   $ 8,388
                                                               -------
Total Fees..................................................   $70,188

---------------

* All Other Fees includes fees billed for all other non-audit services, including fees for tax-related services rendered to Company.

FEES PAID TO THE AUDITOR NOT RELATED TO COMPANY

     The Auditor billed INVESCO aggregate fees for professional services rendered for the 2002 fiscal year to INVESCO, or any affiliate that provided services to Company, as follows:

Financial Information Systems Design and Implementation
  Fees......................................................   $     0
All Other Fees**............................................   $37,500
                                                               -------
Total Fees..................................................   $37,500

---------------

** As required by SEC rules, All Other Fees includes amounts paid to the Auditor by your Fund's advisor and other related entities that provide support for the operations of Company. All Other Fees include services relating to tax services, controls review on the transfer agency, research on accounting consultations, a CRM project and other agreed upon procedures. The services performed for your Fund's advisor and related entities benefit many legal entities of INVESCO, including many sister funds within the investment company complex.

                                   EXHIBIT A

CLASSES OF SHARES OF YOUR FUND                            CORRESPONDING CLASSES OF SHARES OF BUYING FUND
------------------------------                            ----------------------------------------------
Class A shares.........................................   Class A shares
Class B shares.........................................   Class B shares
Class C shares.........................................   Class C shares
Class K shares.........................................   Class A shares
Investor Class shares..................................   Investor Class shares

                                   EXHIBIT B

             COMPARISON OF PERFORMANCE OF YOUR FUND AND BUYING FUND

INVESCO EUROPEAN FUND (YOUR FUND)

     Performance information in the bar charts below is that of the Fund's Investor Class shares which has the longest operating history of the Fund's classes.

     The bar chart below shows the Fund's Investor Class actual yearly performance (commonly known as its "total return") for the years ended December 31 over the past decade or since inception. The table below shows the pre-tax and after-tax average annual total returns of Investor Class shares, Class K shares for various periods ended December 31, 2002 compared to the MSCI-Europe Index or the MSCI-EAFE Index. The after-tax returns are shown only for Investor Class shares. After-tax returns for other classes offered in this Prospectus will vary.

     After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on Fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown is not relevant.

     The information in the chart and table illustrates the variability of the Fund's total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                        EUROPEAN FUND -- INVESTOR CLASS
                         ACTUAL ANNUAL TOTAL RETURN(1)

'93.........................................................   24.60%
'94.........................................................   (3.05)%
'95.........................................................   19.19%
'96.........................................................   29.68%
'97.........................................................   15.15%
'98.........................................................   32.93%
'99.........................................................   37.50%
'00.........................................................  (19.46)%
'01.........................................................  (36.57)%
'02.........................................................  (31.44)%


Best Calendar Qtr. 12/99 43.53%
Worst Calendar Qtr. 9/02 (25.77%)

                                                               AVERAGE ANNUAL TOTAL RETURN
                                                                      AS OF 12/31/02
                                                          --------------------------------------
                                                                                   10 YEARS OR
                                                           1 YEAR      5 YEARS   SINCE INCEPTION
                                                          --------     -------   ---------------
European Fund(1)........................................
  Return Before Taxes...................................  (31.44)%     (8.53)%        3.25%
  Return After Taxes on Distributions...................  (31.44)%     (9.42)%        1.57%
  Return After Taxes on Distributions and Sale of Fund
     Shares.............................................  (19.31)%     (6.18)%        2.69%
MSCI-Europe Index(2)
  (reflects no deduction for fees, expenses, or
     taxes).............................................  (18.09)%     (1.96)%        8.33%

---------------

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of each class's expenses.

(2) The MSCI-Europe Index is an unmanaged index that shows the performance of common stocks for European and European/Australasia/Far East Stock Markets. Please keep in mind that the Index does not pay brokerage, management, administrative, or distribution expenses, all of which are paid by the classes and are reflected in its annual returns. Index returns also do not include sales charges or CDSCs that may be paid by the shareholder.

AIM EUROPEAN GROWTH FUND (BUYING FUND)

     The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

  ANNUAL TOTAL RETURNS

     The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1998...................................................................   40.62%
1999...................................................................   66.62%
2000...................................................................   -3.28%
2001...................................................................  -24.72%
2002...................................................................   -9.71%

     The Class A shares' year-to-date return as of June 30, 2003 was 13.19%.

     During the periods shown in the bar chart, the highest quarterly return was 54.69% (quarter ended December 31, 1999) and the lowest quarterly return was -21.50% (quarter ended March 31, 2001).

     The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices do not reflect payment of fees, expenses or taxes.

  Average Annual Total Returns (for the periods ended December 31, 2002)

                                                                             SINCE       INCEPTION
                                                      1 YEAR    5 YEARS   INCEPTION(1)     DATE
                                                      -------   -------   ------------   ---------
Class A                                                                                  11/03/97
  Return Before Taxes...............................  (14.69)%    7.80%       7.86%
  Return After Taxes on Distributions...............  (14.69)     7.79        7.86
  Return After Taxes on Distributions and Sale of
     Fund Shares....................................   (9.02)     6.41        6.47
MSCI Europe Index(2)................................  (18.38)    (2.26)      (1.21)(3)   10/31/97(3)
MSCI EAFE Index(4)..................................  (15.94)    (2.89)      (2.83)(3)   10/31/97(3)
MSCI Europe Growth Index(5).........................  (18.54)    (4.70)      (3.63)(3)   10/31/97(3)
Lipper European Fund Index(6).......................  (17.43)    (0.37)       0.23(3)    10/31/97(3)

---------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.

(2) The Morgan Stanley Capital International Europe Index is an unmanaged index that is designed to represent the performance of developed stock markets in Europe.

(3) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

(4) The Morgan Stanley Capital International Europe, Australasia and Far East Index measures performance of global stock markets in 20 developed countries.

(5) The Morgan Stanley Capital International Europe Growth Index includes securities from fifteen European countries. The index contains approximately 200 "growth" securities (high P/BV securities).

(6) The Lipper European Fund Index is an equally weighted representation of the 30 largest funds in the Lipper European Region category. The fund concentrates its investments in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region.

                                   EXHIBIT C

                    COMPARISON FEE TABLE AND EXPENSE EXAMPLE

FEE TABLE

    This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class A, Class B, Class C, Class K, and Investor Class shares of INVESCO European Fund ("Selling Fund"), and of Class A, Class B, Class C, and Class R shares of AIM European Growth Fund ("Buying Fund"). Pro Forma Combined Expense Ratios of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided.

                                                     SELLING FUND                                 BUYING FUND
                                                   (AS OF 10/31/02)                             (AS OF 10/31/02)
                                    -----------------------------------------------  --------------------------------------
                                                                           INVESTOR
                                     CLASS A    CLASS B  CLASS C  CLASS K   CLASS     CLASS A    CLASS B  CLASS C  CLASS R
                                      SHARES    SHARES   SHARES   SHARES    SHARES     SHARES    SHARES   SHARES    SHARES
                                     -------    -------  -------  -------  --------   -------    -------  -------  -------
SHAREHOLDER FEES
(fees paid directly from your
investment)
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price).....  5.50%       None     None     None     None      5.50%       None     None     None
Maximum Deferred Sales Charge
(Load)(1).........................  None(2)(3)  5.00%    1.00%    None(4)  None      None(2)(5)  5.00%    1.00%    None(6)
Redemption Fee
(as a percentage of amount
redeemed).........................  None        None     None     None     2.00%(7)  None        None     None     None
Exchange Fee......................  None        None     None     None     2.00%(7)  None        None     None     None
ANNUAL FUND OPERATING EXPENSES(8)
(expenses that are deducted from
fund assets)
Management Fees...................  0.75%       0.75%    0.75%    0.75%    0.75%     0.95%       0.95%    0.95%    0.95%
Distribution and/or Service
(12b-1) Fees(9)...................  0.35%       1.00%    1.00%    0.45%    0.25%     0.35%       1.00%    1.00%    0.50%
Other Expenses....................  0.25%       0.64%    1.14%    1.02%    0.82%     0.63%       0.63%    0.63%    0.63%
Total Annual Fund Operating
Expenses(11)......................  1.35%       2.39%    2.89%    2.22%    1.82%     1.93%       2.58%    2.58%    2.08%(10)
Fee Waiver........................  None        None     0.14%    0.02%    None      None        None     None     None
Net Expenses......................  1.35%       2.39%    2.75%    2.20%    1.82%     1.93%       2.58%    2.58%    2.08%

                                                       BUYING FUND
                                                   PRO FORMA COMBINED
                                                    (AS OF 10/31/02)
                                    -------------------------------------------------
                                                                             INVESTOR
                                     CLASS A    CLASS B  CLASS C   CLASS R    CLASS
                                      SHARES    SHARES   SHARES    SHARES     SHARES
                                     -------    -------  -------   -------   --------
SHAREHOLDER FEES
(fees paid directly from your
investment)
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price).....  5.50%       None     None     None       None
Maximum Deferred Sales Charge
(Load)(1).........................  None(2)(5)  5.00%    1.00%    None(6)    None
Redemption Fee
(as a percentage of amount
redeemed).........................  None        None     None     None       None
Exchange Fee......................  None        None     None     None       None
ANNUAL FUND OPERATING EXPENSES(8)
(expenses that are deducted from
fund assets)
Management Fees...................  0.94%       0.94%    0.94%    0.94%      0.94%
Distribution and/or Service
(12b-1) Fees(9)...................  0.35%       1.00%    1.00%    0.50%      0.25%
Other Expenses....................  0.57%       0.57%    0.57%    0.57%      0.57%
Total Annual Fund Operating
Expenses(11)......................  1.86%       2.51%    2.51%    2.01%(10)  1.76%
Fee Waiver........................  None        None     None     None       None
Net Expenses......................  1.86%       2.51%    2.51%    2.01%      1.76%

---------------

 (1) For Selling Fund, calculated as a percentage of original purchase price. For Buying Fund and Buying Fund Pro Forma Estimated, calculated as a percentage of original purchase price or redemption proceeds, whichever is less.

 (2) If you buy $1,000,000 or more of Class A shares and redeem those shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

 (3) For qualified plans investing in Selling Fund Class A shares, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within 12 months from initial deposit in the plan's INVESCO account.

 (4) For qualified plans investing in Class K shares, you may pay a 0.70% CDSC on your Class K shares if the plan is redeemed within 12 months from the initial deposit in the plan's INVESCO account.

 (5) Effective November 1, 2002, if you are a retirement plan participant and bought $1,000,000 or more of Buying Fund Class A shares, you may pay a 1% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

 (6) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

 (7) A 2% fee is charged on redemptions or exchanges of shares held three months or less, other than shares acquired through reinvestment of dividends and distributions.

 (8) There is no guarantee that actual expenses will be the same as those shown in the table.

 (9) Because each class pays a 12b-1 distribution and service fee which is based upon such class' assets, if you own shares for a long period of time you may pay more than the economic equivalent of the maximum sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

(10) Other expenses are based on estimated expenses for the current fiscal year.

(11) INVESCO has contractually agreed to waive fees and bear any expenses on Selling Fund through April 30, 2004 to limit Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expenses due to expense offset arrangements, if any) to 2.10%, 2.75%, 2.75% and 2.20% on Class A, Class B, Class C and Class K shares, respectively. INVESCO has also voluntarily agreed to limit Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expenses due to expense offset arrangements, if any) to 1.85%, 2.50%, 2.50%, 1.95% and 1.75% on Class A, Class B, Class C, Class K and Investor Class shares, respectively. The voluntary expense limitations cannot be revoked by INVESCO prior to May 2004. Effective June 1, 2002, INVESCO is entitled to reimbursement from the classes for fees and expenses absorbed pursuant to voluntary and contractual expense limitations commitments between INVESCO and Selling Fund if such reimbursements do not cause a class to exceed expense limitations and reimbursement is made within three years after INVESCO incurred the expense.

EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of Selling Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                              ONE    THREE     FIVE     TEN
                                                              YEAR   YEARS    YEARS    YEARS
                                                              ----   ------   ------   ------
SELLING FUND
Class A shares(1)
  Assuming complete redemption at end of period.............  $680   $  954   $1,249   $2,085
  Assuming no redemption....................................  $680   $  954   $1,249   $2,085
Class B shares
  Assuming complete redemption at end of period(2)(3).......  $742   $1,045   $1,475   $2,467
  Assuming no redemption(3).................................  $242   $  745   $1,275   $2,467
Class C shares
  Assuming complete redemption at end of period(2)..........  $378   $  868   $1,498   $3,193
  Assuming no redemption....................................  $278   $  868   $1,498   $3,193
Class K shares
  Assuming complete redemption at end of period.............  $223   $  690   $1,186   $2,551
  Assuming no redemption....................................  $223   $  690   $1,186   $2,551
Investor Class shares
  Assuming complete redemption at end of period.............  $185   $  573   $  985   $2,137
  Assuming no redemption....................................  $185   $  573   $  985   $2,137

BUYING FUND
Class A shares(1)
  Assuming complete redemption at end of period.............  $735   $1,123   $1,535   $2,680
  Assuming no redemption....................................  $735   $1,123   $1,535   $2,680
Class B shares
  Assuming complete redemption at end of period(2)(3).......  $761   $1,102   $1,570   $2,757
  Assuming no redemption(3).................................  $261   $  802   $1,370   $2,757
Class C shares
  Assuming complete redemption at end of period(2)..........  $361   $  802   $1,370   $2,915
  Assuming no redemption....................................  $261   $  802   $1,370   $2,915
Class R shares
  Assuming complete redemption at end of period.............  $211   $  652   $1,119   $2,410
  Assuming no redemption....................................  $211   $  652   $1,119   $2,410

                                                              ONE    THREE     FIVE     TEN
                                                              YEAR   YEARS    YEARS    YEARS
                                                              ----   ------   ------   ------
BUYING FUND -- PRO FORMA COMBINED
Class A shares(1)
  Assuming complete redemption at end of period.............  $729   $1,103   $1,501   $2,610
  Assuming no redemption....................................  $729   $1,103   $1,501   $2,610
Class B shares
  Assuming complete redemption at end of period(2)(3).......  $754   $1,082   $1,535   $2,686
  Assuming no redemption(3).................................  $254   $  782   $1,335   $2,686
Class C shares
  Assuming complete redemption at end of period(2)..........  $354   $  782   $1,335   $2,846
  Assuming no redemption....................................  $254   $  782   $1,335   $2,846
Class R shares
  Assuming complete redemption at end of period.............  $204   $  630   $1,083   $2,338
  Assuming no redemption....................................  $204   $  630   $1,083   $2,338
Investor Class shares
  Assuming complete redemption at end of period.............  $179   $  554   $  954   $2,073
  Assuming no redemption....................................  $179   $  554   $  954   $2,073

---------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of the applicable CDSC.

(3) Assumes conversion of Class B shares to Class A shares at the end of the eighth year.

     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. SELLING FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT SELLING FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

                                   EXHIBIT D

                          DIRECTOR COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2002.

                                                                                                TOTAL
                                                                                             COMPENSATION
                                     AGGREGATE      RETIREMENT BENEFITS   ESTIMATED ANNUAL     FROM ALL
                                   COMPENSATION         ACCRUED BY         BENEFITS UPON       INVESCO
NAME OF DIRECTOR                  FROM COMPANY(1)       COMPANY(2)         RETIREMENT(3)       FUNDS(4)
----------------                  ---------------   -------------------   ----------------   ------------
Bob R. Baker....................      $3,148               $278               $34,000          $138,000
James T. Bunch..................       2,962                  0                     0           124,625
Gerald J. Lewis.................       2,938                  0                     0           116,500
Larry Soll, Ph.D................       3,024                  0                     0           126,000

---------------

(1) The vice chairman of the Board, the chairs of certain of your Fund's committees who are independent directors, and the members of your Fund's committees who are independent directors each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors. Amounts shown are based on the fiscal year ended October 31, 2002.

(2) Represents estimated benefits accrued with respect to the current Retirement Plan and Deferred Retirement Plan Account Agreement, and not compensation deferred at the election of the directors. Amounts shown are based on the fiscal year ended October 31, 2002.

(3) These amounts represent the estimated annual benefits payable by the ten INVESCO Funds upon the directors' retirement under the current Retirement Plan and Deferred Retirement Plan Account Agreement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the current Retirement Plan.

(4) All continuing directors currently serve as directors of ten registered investment companies advised by INVESCO.

                                   EXHIBIT E

                              OFFICERS OF COMPANY

     The following table provides information with respect to the current officers of Company. Each officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of Company is 4350 South Monaco Street, Denver, Colorado 80237.

NAME, YEAR OF BIRTH AND        OFFICER
POSITION(S) HELD WITH COMPANY   SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------  -------   --------------------------------------------------------
Mark H. Williamson -- 1951      1998     Director, President and Chief Executive Officer, A I M
  Chairman of the Board                  Management Group Inc.; Director, Chairman and President,
                                         A I M Advisors, Inc. (registered investment advisor);
                                         Director, A I M Distributors, Inc. (registered broker
                                         dealer); and Chief Executive Officer of the AIM Division
                                         of AMVESCAP PLC (2003-present); formerly Chief Executive
                                         Officer, Managed Products Division, AMVESCAP PLC
                                         (2001-2002); Chairman of the Board (1998-2002),
                                         President (1998-2002) and Chief Executive Officer
                                         (1998-2002) of INVESCO Funds Group, Inc. (registered
                                         investment advisor) and INVESCO Distributors, Inc.
                                         (registered broker dealer); Chief Operating Officer and
                                         Chairman of the Board of INVESCO Global Health Sciences
                                         Fund; Chairman and Chief Executive Officer of
                                         NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                         Investments, Inc.
Raymond R. Cunningham -- 1951   2001     President (2001-present) and Chief Executive Officer
  President and Chief                    (2003- present) of INVESCO Funds Group, Inc.; Chairman
  Executive Officer                      of the Board (2003-present) and President (2003-present)
                                         of INVESCO Distributors, Inc.; Senior Vice President and
                                         Chief Operating Officer, A I M Management Group Inc.;
                                         Senior Vice President, A I M Advisors, Inc. and A I M
                                         Distributors, Inc.; formerly, Chief Operating Officer
                                         (2001-2003) and Senior Vice President (1999-2002) of
                                         INVESCO Funds Group, Inc. and INVESCO Distributors,
                                         Inc.; and Senior Vice President of GT Global -- North
                                         America (1992-1998).
Glen A. Payne -- 1947           1989     Senior Vice President, General Counsel and Secretary of
  Secretary                              INVESCO Funds Group, Inc.; Senior Vice President,
                                         Secretary and General Counsel of INVESCO Distributors,
                                         Inc.; formerly, Secretary of INVESCO Global Health
                                         Sciences Fund; General Counsel of INVESCO Trust Company
                                         (1989-1998); and employee of the Securities and Exchange
                                         Commission, Washington, DC (1973-1989).
Ronald L. Grooms -- 1946        1988     Senior Vice President and Treasurer of INVESCO Funds
  Chief Accounting Officer,              Group, Inc.; and Senior Vice President and Treasurer of
  Chief Financial Officer and            INVESCO Distributors, Inc.; formerly, Treasurer and
  Treasurer                              Principal Financial and Accounting Officer of INVESCO
                                         Global Health Sciences Fund; and Senior Vice President
                                         and Treasurer of INVESCO Trust Company (1988-1998).
William J. Galvin,              1992     Senior Vice President and Assistant Secretary INVESCO
  Jr. -- 1956                            Funds Group, Inc.; and Senior Vice President and
  Assistant Secretary                    Assistant Secretary of INVESCO Distributors, Inc.;
                                         formerly, Trust Officer of INVESCO Trust Company
                                         (1995-1998).
Pamela J. Piro -- 1960          1999     Vice President and Assistant Treasurer of INVESCO Funds
  Assistant Treasurer                    Group, Inc.; and Assistant Treasurer of INVESCO
                                         Distributors, Inc.; formerly, Assistant Vice President
                                         (1996-1997).
Tane T. Tyler -- 1965           2002     Vice President and Assistant General Counsel of INVESCO
  Assistant Secretary                    Funds Group, Inc.

                                   EXHIBIT F

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of Company, the following table sets forth certain information regarding the ownership as of July 25, 2003 of the shares of common stock of each class of each Fund by the directors, nominees, and current executive officers of Company. No information is given as to a Fund or class if a director, nominee or current executive officer held no shares of any or all classes of such Fund as of July 25, 2003.

                                                                                 SHARES OWNED
                                                                               BENEFICIALLY AS    PERCENT OF
NAME OF DIRECTOR/ NOMINEE/OFFICER                 FUND (CLASS)                 OF JULY 25, 2003     CLASS
---------------------------------                 ------------                 ----------------   ----------
Bob R. Baker...................    INVESCO International Blue Chip Value Fund        41.213           *
                                     (Investor Class)
                                   INVESCO European Fund                             28.658           *
                                     (Investor Class)
Sueann Ambron..................    INVESCO International Blue Chip Value Fund        14.620           *
                                     (Investor Class)
                                   INVESCO European Fund                             15.468           *
                                     (Investor Class)
Victor L. Andrews..............    INVESCO International Blue Chip Value Fund        41.213           *
                                     (Investor Class)
                                   INVESCO European Fund                             28.658           *
                                     (Investor Class)
Lawrence H. Budner.............    INVESCO International Blue Chip Value Fund        41.213           *
                                     (Investor Class)
                                   INVESCO European Fund                             28.658           *
                                     (Investor Class)
James T. Bunch.................    INVESCO International Blue Chip Value Fund        14.808           *
                                     (Investor Class)
                                   INVESCO European Fund                              8.692           *
                                     (Investor Class)
Gerald J. Lewis................    INVESCO International Blue Chip Value Fund        14.808           *
                                     (Investor Class)
                                   INVESCO European Fund                            459.408           *
                                     (Investor Class)
John W. McIntyre...............    INVESCO International Blue Chip Value Fund        41.213           *
                                     (Investor Class)
                                   INVESCO European Fund                            183.071           *
                                     (Investor Class)
Larry Soll, Ph.D...............    INVESCO International Blue Chip Value Fund        41.213           *
                                     (Investor Class)
                                   INVESCO European Fund                            724.904           *
                                     (Investor Class)
Mark H. Williamson.............    INVESCO European Fund                            129.282           *
                                     (Investor Class)
Tane T. Tyler..................    INVESCO European Fund                            114.548           *
                                     (Investor Class)
All Directors, Nominees, and
  current Executive Officers as a
  Group........................    INVESCO International Blue Chip Value Fund       250.301           *
                                     (Investor Class)
                                   INVESCO European Fund                          1,721.347           *
                                     (Investor Class)

---------------

* Less than 1% of the outstanding shares of the class

                                   EXHIBIT G

                       DIRECTOR OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each continuing director and nominee as of December 31, 2002 (i) in your Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the INVESCO Funds complex:

                                                                                   AGGREGATE DOLLAR RANGE OF
                                                                                   EQUITY SECURITIES IN ALL
                                                                                     REGISTERED INVESTMENT
                                                                                     COMPANIES OVERSEEN BY
                                               DOLLAR RANGE OF EQUITY SECURITIES    DIRECTOR IN THE INVESCO
NAME OF DIRECTOR                                         IN YOUR FUND                    FUNDS COMPLEX
----------------                               ---------------------------------   -------------------------
INDEPENDENT DIRECTORS
Bob R. Baker.................................              None                         Over $100,000
James T. Bunch...............................          $1 - $10,000                   $50,001 - $100,000
Gerald J. Lewis..............................          $1 - $10,000                   $50,001 - $100,000
Larry Soll, Ph.D.............................          $1 - $10,000                     Over $100,000
INTERESTED DIRECTOR
Mark H. Williamson...........................       $10,001 - $50,000                   Over $100,000
INDEPENDENT NOMINEES
Frank S. Bayley..............................              None                              None
Bruce L. Crockett............................              None                              None
Albert R. Dowden.............................              None                              None
Edward K. Dunn...............................              None                              None
Jack M. Fields...............................              None                              None
Carl Frischling..............................              None                              None
Prema Mathai-Davis...........................              None                              None
Lewis F. Pennock.............................              None                              None
Ruth H. Quigley..............................              None                              None
Louis S. Sklar...............................              None                              None
NOMINEE WHO WILL BE INTERESTED
Robert H. Graham.............................              None                              None

                                   EXHIBIT H

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                              A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc. ("AIM"). The business address of the principal executive officer and the directors of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

NAME                      POSITION WITH AIM                      PRINCIPAL OCCUPATION
----                    ----------------------   -----------------------------------------------------
Mark H. Williamson....  Director, Chairman and   Director, President and Chief Executive Officer, A I
                        President                M Management Group Inc.; Director, Chairman and
                                                 President, A I M Advisors, Inc. (registered
                                                 investment advisor); Director, A I M Distributors,
                                                 Inc. (registered broker dealer); and Chief Executive
                                                 Officer of the AIM Division of AMVESCAP PLC
Kevin M. Carome.......  Director, Senior Vice    Director, Senior Vice President, Secretary and
                        President, General       General Counsel, A I M Management Group Inc.; Vice
                        Counsel and Secretary    President, A I M Capital Management, Inc., A I M
                                                 Distributors, Inc. and A I M Fund Services, Inc., and
                                                 Director, Vice President and General Counsel, Fund
                                                 Management Company
Gary T. Crum..........  Director and Senior      Chairman, Director and Director of Investments, A I M
                        Vice President           Capital Management, Inc.; Director and Executive Vice
                                                 President, A I M Management Group Inc.; Director, A I
                                                 M Distributors, Inc. and AMVESCAP PLC
Dawn M. Hawley........  Director, Senior Vice    Director, Senior Vice President and Chief Financial
                        President and Chief      Officer, A I M Management Group Inc.; Vice President
                        Financial Officer        and Treasurer, A I M Capital Management, Inc. and A I
                                                 M Distributors, Inc.; Director, Vice President and
                                                 Chief Financial Officer, A I M Fund Services, Inc.;
                                                 and Vice President and Chief Financial Officer, Fund
                                                 Management Company

                                   EXHIBIT I

                   COMPENSATION TO INVESCO FUNDS GROUP, INC.

     Company pays INVESCO Funds Group, Inc., out of the assets of your Fund, as full compensation for all services rendered, an advisory fee for your Fund set forth below. Such fee shall be calculated by applying the following annual rate to the average daily net assets of your Fund for the calendar year, computed in the manner used for the determination of the net asset value of shares of your Fund.

                                                                     NET FEES PAID            FEE WAIVERS
                                                                   TO INVESCO FUNDS           OR EXPENSE
                                           TOTAL NET ASSETS           GROUP, INC.           REIMBURSEMENTS
                                             FOR THE MOST            FOR THE MOST            FOR THE MOST
ANNUAL RATE                               RECENTLY COMPLETED      RECENTLY COMPLETED      RECENTLY COMPLETED
(BASED ON AVERAGE DAILY NET ASSETS)      FISCAL PERIOD OR YEAR   FISCAL PERIOD OR YEAR   FISCAL PERIOD OR YEAR
-----------------------------------      ---------------------   ---------------------   ---------------------
0.75% of the first $350 million;             $210,040,686             $1,901,489               $251,290
0.65% of the next $350 million;
0.55% from $700 million;
0.45% from $2 billion;
0.40% from $4 billion;
0.375% from $6 Billion;
0.35% from $8 billion

                                   EXHIBIT J

            FEES PAID TO INVESCO FUNDS GROUP, INC. AND AFFILIATES IN
                            MOST RECENT FISCAL YEAR

     The following chart sets forth the non-advisory fees paid by your Fund during its most recently completed fiscal year to INVESCO Funds Group, Inc. and to affiliates of INVESCO Funds Group, Inc.

                                                     INVESCO
                                                 (ADMINISTRATIVE         INVESCO               INVESCO
NAME OF FUND                                       SERVICES)*      DISTRIBUTORS, INC.**   (TRANSFER AGENCY)
------------                                     ---------------   --------------------   -----------------
INVESCO European Fund..........................     $139,432             $387,438            $1,579,444


---------------

 * Fees paid to INVESCO for administrative services for the prior fiscal year were paid pursuant to an agreement other than the advisory agreement.

** Net amount received from Rule 12b-1 fees. Excluded are amounts reallowed to broker-dealers, agents and other service providers.

                                   EXHIBIT K

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to A I M Advisors, Inc. by certain funds that have a similar investment objective as your Fund.

                                                           TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                                             FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                          ANNUAL RATE (BASED ON AVERAGE   RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                    DAILY NET ASSETS)            FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------              -----------------------------   ------------------   ------------------------------
AIM Aggressive Growth     0.80% of the first $150           $2,098,074,956     Waive 0.025% on each $5
Fund                      million; 0.625% of the excess                        billion increment on net
                          over $150 million                                    assets over $5 billion, up to
                                                                               a maximum waiver of 0.175% on
                                                                               net assets in excess of $35
                                                                               billion
AIM Capital Development   0.75% of the first $350           $  859,038,420     N/A
Fund                      million; 0.625% of the excess
                          over $350 million
AIM Charter Fund          1.00% of the first $30            $3,473,400,686     Waive 0.025% on each $5
                          million; 0.75% over $30                              billion increment on net
                          million up to and including                          assets over $5 billion, up to
                          $150 million; 0.625% of the                          a maximum waiver of 0.175% on
                          excess over $150 million                             net assets in excess of $35
                                                                               billion
AIM Constellation Fund    1.00% of the first $30            $7,712,712,838     Waive 0.025% on each $5
                          million; 0.75% over $30                              billion increment on net
                          million up to and including                          assets over $5 billion, up to
                          $150 million; 0.625% of the                          a maximum waiver of 0.175% on
                          excess over $150 million                             net assets in excess of $35
                                                                               billion
AIM Core Strategies Fund  0.75% of the first $1             $      799,226     Waive advisory fee and/or
                          billion; 0.70% over $1                               reimburse expenses on Class A,
                          billion up to and including                          Class B and Class C to extent
                          $2 billion; 0.625% of the                            necessary to limit Total
                          excess over $2 billion                               Operating Expenses (excluding
                                                                               interest, taxes, dividends on
                                                                               short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 1.75%
AIM Dent Demographic      0.85% of the first $2             $  501,855,692     N/A
Trends Fund               billion; 0.80% of the excess
                          over $2 billion
AIM Emerging Growth Fund  0.85% of the first $1             $  105,075,644     N/A
                          billion; 0.80% of the excess
                          over $1 billion

                                                           TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                                             FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                          ANNUAL RATE (BASED ON AVERAGE   RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                    DAILY NET ASSETS)            FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------              -----------------------------   ------------------   ------------------------------
AIM Large Cap Growth      0.75% of the first $1             $  245,944,356     Waive advisory fee and/or
Fund                      billion; 0.70% over $1                               reimburse expenses on Class A,
                          billion up to and including                          Class B and Class C to extent
                          $2 billion; 0.625% of the                            necessary to limit Total
                          excess over $2 billion                               Operating Expenses (excluding
                                                                               interest, taxes, dividends on
                                                                               short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 1.95%
AIM Mid Cap Growth Fund   0.80% of the first $1             $  138,528,944     N/A
                          billion; 0.75% of the excess
                          over $1 billion
AIM U.S. Growth Fund      0.75% of the first $1             $      976,335     Waive advisory fee and/or
                          billion; 0.70% over $1                               reimburse expenses on Class A,
                          billion up to and including                          Class B and Class C to extent
                          $2 billion; 0.65% of the                             necessary to limit Total
                          excess over $2 billion                               Operating Expenses (excluding
                                                                               interest, taxes, dividends on
                                                                               short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 1.75%
AIM Weingarten Fund       1.00% of the first $30            $2,726,296,882     Waive 0.025% on each $5
                          million; 0.75% over $30                              billion increment on net
                          million up to and including                          assets over $5 billion, up to
                          $350 million; 0.625% of the                          a maximum waiver of 0.175% on
                          excess over $350 million                             net assets in excess of $35
                                                                               billion
AIM Global Value Fund     0.85% of the first $1             $   12,794,786     Waive advisory fee and/or
                          billion; 0.80% of the excess                         reimburse expenses on Class A,
                          over $1 billion                                      Class B and Class C to extent
                                                                               necessary to limit Total
                                                                               Operating Expenses (excluding
                                                                               interest, taxes, dividends on
                                                                               short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 2.00%

                                                           TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                                             FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                          ANNUAL RATE (BASED ON AVERAGE   RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                    DAILY NET ASSETS)            FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------              -----------------------------   ------------------   ------------------------------
AIM Mid Cap Basic Value   0.80% of the first $1             $   68,393,079     Waive advisory fee and/or
Fund                      billion; 0.75% over $1                               reimburse expenses on Class A,
                          billion up to and including                          Class B and Class C to extent
                          $5 billion; 0.70% of the                             necessary to limit Total
                          excess over $5 billion                               Operating Expenses (excluding
                                                                               interest, taxes, dividends on
                                                                               short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 1.80%
AIM Asia Pacific Growth   0.95% of the first $500           $   88,741,097     Waive advisory fee and/or
Fund                      million; 0.90% of the excess                         reimburse expenses on Class A,
                          over $500 million                                    Class B and Class C to extent
                                                                               necessary to limit Total
                                                                               Operating Expenses (excluding
                                                                               interest, taxes, dividends on
                                                                               short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 2.25%
AIM European Growth Fund  0.95% of the first $500           $  408,587,558     N/A
                          million; 0.90% of the excess
                          over $500 million
AIM Global Aggressive     0.90% of the first $1             $  812,560,745     N/A
Growth Fund               billion; 0.85% of the excess
                          over $1 billion
AIM Global Growth Fund    0.85% of the first $1             $  576,920,957     N/A
                          billion; 0.80% of the excess
                          over $1 billion
AIM International Growth  0.95% of the first $1             $1,608,825,043     Waive 0.05% of advisory fee on
Fund                      billion; 0.90% of the excess                         average net assets in excess
                          over $1 billion                                      of $500 million
AIM European Small        0.95%                             $   21,342,399     Waive advisory fee and/or
Company Fund                                                                   reimburse expenses on Class A,
                                                                               Class B and Class C to extent
                                                                               necessary to limit Total
                                                                               Operating Expenses (excluding
                                                                               interest, taxes, dividends on
                                                                               short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 2.00%

                                                           TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                                             FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                          ANNUAL RATE (BASED ON AVERAGE   RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                    DAILY NET ASSETS)            FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------              -----------------------------   ------------------   ------------------------------
AIM International         0.95%                             $   16,470,175     Waive advisory fee and/or
Emerging Growth Fund                                                           reimburse expenses on Class A,
                                                                               Class B and Class C to extent
                                                                               necessary to limit Total
                                                                               Operating Expenses (excluding
                                                                               interest, taxes, dividends on
                                                                               short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 2.00%
AIM New Technology Fund   1.00%                             $   34,819,420     Waive advisory fee and/or
                                                                               reimburse expenses on Class A,
                                                                               Class B and Class C to extent
                                                                               necessary to limit Total
                                                                               Operating Expenses (excluding
                                                                               interest, taxes, dividends on
                                                                               short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 2.00%
AIM Select Equity Fund    0.80% of the first $150           $  497,933,298     N/A
                          million; 0.625% of the excess
                          over $150 million
AIM Small Cap Equity      0.85%                             $  281,390,536     N/A
Fund
AIM Premier Equity II     0.75%                             $   76,141,376     N/A
Fund
AIM V.I. Aggressive       0.80% of first $150 million;      $  104,046,601     N/A
Growth Fund               0.625% of the excess over
                          $150 million
AIM V.I. Basic Value      0.725% of the first $500          $  202,513,473     Waive advisory fees of Series
Fund                      million; 0.70% of the next                           I and II shares to the extent
                          $500 million; 0.675% of the                          necessary to limit the
                          next $500 million; 0.65% in                          expenses (excluding 12b-1 plan
                          excess of $1.5 billion                               fees, if any, interest, taxes,
                                                                               dividend expense on short
                                                                               sales, extraordinary items and
                                                                               increases in expenses due to
                                                                               expense offset arrangements,
                                                                               if any) of each Series to
                                                                               1.30%
AIM V.I. Capital          0.65% of first $250 million;      $  786,930,877     N/A
Appreciation Fund         0.60% of the excess over $250
                          million

                                                           TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                                             FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                          ANNUAL RATE (BASED ON AVERAGE   RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                    DAILY NET ASSETS)            FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------              -----------------------------   ------------------   ------------------------------
AIM V.I. Capital          0.75% of first $350 million;      $   84,986,466     N/A
Development Fund          0.625% of the excess over
                          $350 million
AIM V.I. Core Equity      0.65% of first $250 million;      $1,386,999,432     N/A
Fund                      0.60% of the excess over $250
                          million
AIM V.I. Dent             0.85% of first $2 billion;        $   38,244,830     Waive advisory fees of Series
Demographic Trends Fund   0.80% of the excess over $2                          I and II shares to the extent
                          billion                                              necessary to limit the
                                                                               expenses (excluding 12b-1 plan
                                                                               fees, if any, interest, taxes,
                                                                               dividend expense on short
                                                                               sales, extraordinary items and
                                                                               increases in expenses due to
                                                                               expense offset arrangements,
                                                                               if any) of each Series to
                                                                               1.30%
AIM V.I. Growth Fund      0.65% of first $250 million;      $  363,991,901     N/A
                          0.60% of the excess over $250
                          million 0.75% of first $250
                          million;
AIM V.I. International    0.70% of excess over $250         $  252,330,849     N/A
Growth Fund               million
AIM V.I. Mid Cap Core     0.725% of the firsts $500         $   69,484,798     Waive advisory fees of Series
Equity Fund               million; 0.70% of the next                           I and II shares to the extent
                          $500 million; 0.675% of the                          necessary to limit the
                          next $500 million; 0.65% in                          expenses (excluding 12b-1 plan
                          excess of $1.5 billion                               fees, if any, interest, taxes,
                                                                               dividend expense on short
                                                                               sales, extraordinary items and
                                                                               increases in expenses due to
                                                                               expense offset arrangements,
                                                                               if any) of each Series to
                                                                               1.30%
AIM V.I. New Technology   1.00%                             $   14,647,745     Waive advisory fees of Series
Fund                                                                           I and II shares to the extent
                                                                               necessary to limit the
                                                                               expenses (excluding 12b-1 plan
                                                                               fees, if any, interest, taxes,
                                                                               dividend expense on short
                                                                               sales, extraordinary items and
                                                                               increases in expenses due to
                                                                               expense offset arrangements,
                                                                               if any) of each Series to
                                                                               1.30%
AIM Summit Fund           1.00% of the first $10            $1,455,914,877     N/A
                          million; 0.75% of the next
                          $140 million; 0.625% in
                          excess of $150 million

                                                           TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                                             FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                          ANNUAL RATE (BASED ON AVERAGE   RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                    DAILY NET ASSETS)            FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------              -----------------------------   ------------------   ------------------------------
AIM Opportunities I Fund  Base fee of 1.00%; maximum        $  313,489,899     N/A
                          annual performance adjustment
                          of +/-0.75%
AIM Opportunities II      Base fee of 1.50%; maximum        $  195,743,587     N/A
Fund                      annual performance adjustment
                          of +/-1.00%
AIM Opportunities III     Base fee of 1.50%; maximum        $  197,568,312     N/A
Fund                      annual performance adjustment
                          of +/-1.00%
AIM Basic Value Fund      0.725% of first $500 million;     $4,554,929,266     Waive advisory fees at the
                          0.70% of next $500 million;                          annual rate of 0.025% for each
                          0.675% of next $500 million;                         $5 billion increment, up to a
                          0.65% of excess over $1.5                            maximum waiver of 0.175% on
                          billion                                              net assets in excess of $35
                                                                               billion
AIM Basic Value II Fund   0.75% of first $1 billion;        $      913,123     Waive advisory fee and/or
                          0.70% of next $1 billion;                            reimburse expenses on Class A,
                          0.65% of excess over $2                              Class B and Class C to extent
                          billion                                              necessary to limit Total
                                                                               Operating Expenses (excluding
                                                                               interest, taxes, dividends on
                                                                               short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any) of Class
                                                                               A shares to 1.75%
AIM Mid Cap Core Equity   0.725% on first $500 million;     $1,741,929,034     N/A
Fund                      0.70% on next $500 million;
                          0.675% on next $500 million;
                          0.65% on excess over $1.5
                          billion
AIM Small Cap Growth      0.725% on first $500 million;     $  989,137,111     N/A
Fund                      0.70% on next $500 million;
                          0.675% on next $500 million;
                          0.65% of excess over $1.5
                          billion
AIM Global Financial      0.975% on first $500 million;     $  226,268,642     N/A
Services Fund             0.95% on next $500 million;
                          0.925% on next $500 million;
                          0.90% of excess over $1.5
                          billion

                                                           TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                                             FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                          ANNUAL RATE (BASED ON AVERAGE   RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                    DAILY NET ASSETS)            FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------              -----------------------------   ------------------   ------------------------------
AIM Global Health Care    0.975% on first $500 million;     $  767,768,706     N/A
Fund                      0.95% on next $500 million;
                          0.925% on next $500 million;
                          0.90% of excess over $1.5
                          billion
AIM Global Energy Fund    0.975% on first $500 million;     $   29,897,155     Expense limitation - Limit
                          0.95% on next $500 million;                          Total Annual Operating
                          0.925% on next $500 million;                         Expenses (excluding interest,
                          0.90% of excess over $1.5                            taxes, dividend expense on
                          billion                                              short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any):
                                                                               Class A, 2.00%
                                                                               Class B, 2.50%
                                                                               Class C, 2.50%
AIM Global Science and    0.975% on first $500 million;     $  398,857,248     Expense limitation - Limit
Technology Fund           0.95% on next $500 million;                          Total Annual Operating
                          0.925% on next $500 million;                         Expenses (excluding interest,
                          0.90% of excess over $1.5                            taxes, dividend expense on
                          billion                                              short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any):
                                                                               Class A, 2.00%
                                                                               Class B, 2.50%
                                                                               Class C, 2.50%
AIM Libra Fund            0.85% of first $1 billion;        $   5,304,209*     Expense limitation -- Limit
                          0.80% of excess over $1                              Total Annual Operating
                          billion                                              Expenses (excluding interest,
                                                                               taxes, dividend expense on
                                                                               short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any):
                                                                               Class A, 1.80%
                                                                               Class B, 2.45%
                                                                               Class C, 2.45%

                                                           TOTAL NET ASSETS         FEE WAIVERS, EXPENSE
                                                             FOR THE MOST        LIMITATIONS AND/OR EXPENSE
                          ANNUAL RATE (BASED ON AVERAGE   RECENTLY COMPLETED    REIMBURSEMENTS FOR THE MOST
NAME OF FUND                    DAILY NET ASSETS)            FISCAL YEAR       RECENTLY COMPLETED FISCAL YEAR
------------              -----------------------------   ------------------   ------------------------------
AIM Global Trends Fund    0.975% on first $500 million;     $  126,915,517     Expense limitation -- Limit
                          0.95% on next $500 million;                          Total Annual Operating
                          0.925% on next $500 million;                         Expenses (excluding interest,
                          0.90% of excess over $1.5                            taxes, dividend expense on
                          billion                                              short sales, extraordinary
                                                                               items and increases in
                                                                               expenses due to expense offset
                                                                               arrangements, if any):
                                                                               Class A, 2.00%
                                                                               Class B, 2.50%
                                                                               Class C, 2.50%

---------------

* As of semi-annual report, 4/30/03. The fund commenced operations 11/1/02.

                                   EXHIBIT L

                 PROPOSED COMPENSATION TO A I M ADVISORS, INC.

     The following table provides information with respect to the annual advisory fee rates proposed to be paid to A I M Advisors, Inc. by your Fund under the proposed advisory agreement.

                                                                       ANNUAL RATE
NET ASSETS                                                 (BASED ON AVERAGE DAILY NET ASSETS)
----------                                                 -----------------------------------
First $350 Million......................................                   0.75%
Next $350 Million.......................................                   0.65%
From $700 Million.......................................                   0.55%
From $2 Billion.........................................                   0.45%
From $4 Billion.........................................                   0.40%
From $6 Billion.........................................                  0.375%
From $8 Billion.........................................                   0.35%

                                   EXHIBIT M

          SHARES OUTSTANDING OF EACH CLASS OF YOUR FUND ON RECORD DATE

     As of July 25, 2003, there were the following number of shares outstanding of each class of your Fund:

CLASS A SHARES

     619,227.05

CLASS B SHARES

     9,526.87

CLASS C SHARES

     138,626.09

CLASS K SHARES

     48,846.84

INVESTOR CLASS SHARES

     20,255,066.78

                                   EXHIBIT N

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" your Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                                                         PERCENT
                                                           CLASS OF        NUMBER OF     OWNED OF
NAME AND ADDRESS                                            SHARES       SHARES OWNED    RECORD*
----------------                                        --------------   -------------   --------
Charles Schwab & Co. Inc..............................  Investor Class    7,367,552.05    36.37%
  Special Custody Acct. for the
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Nat'l Financial Services Corp.........................  Investor Class    1,479,778.03     7.31%
  The Exclusive Benefit of Cust.
  One World Financial Center
  200 Liberty St. 5th Floor
  Attn: Kate Recon
  New York, NY 10281-5500
UBS Financial Services Inc. FBO.......................  Class A             114,503.82    18.49%
  Mazzard Group LLC
  666 Fifth Ave. #423
  New York, NY 10103-0001
Pershing LLC..........................................  Class A             114,395.89    18.47%
  P.O. Box 2052
  Jersey City, NJ 07303-2052
NFSC FEBO # WS 3-000469...............................  Class A              96,401.03    15.57%
  Fortnight LLC
  666 5th Ave. #423
  New York, NY 10103-0001
BNY Clearing Services LLC.............................  Class A              47,557.84     7.68%
  FBO VENOP Investments LLC #1
  111 E. Kilbourn Ave.
  Milwaukee, WI 53202-6633
BNY Clearing Services LLC.............................  Class A              38,560.41     6.23%
  FBO VENOP Investments LLC #5
  111 E. Kilbourn Ave.
  Milwaukee, WI 53202-6633
BNY Clearing Services LLC.............................  Class A              32,133.68     5.19%
  FBO Bryce Investments LLC #3
  111 E. Kilbourn Ave.
  Milwaukee, WI 53202-6633
BNY Clearing Services LLC.............................  Class A              32,133.68     5.19%
  Bryce Investments LLC
  111 E. Kilbourn Ave.
  Milwaukee, WI 53202-6633

                                                                                         PERCENT
                                                           CLASS OF        NUMBER OF     OWNED OF
NAME AND ADDRESS                                            SHARES       SHARES OWNED    RECORD*
----------------                                        --------------   -------------   --------
BNY Clearing Services LLC.............................  Class A              31,806.62     5.14%
  FBO Bryce Investments LLC #2
  111 E. Kilbourn Ave.
  Milwaukee, WI 53202-6633
Merrill Lynch.........................................  Class B               5,503.52    57.77%
  Security #97MN6
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6486
American Enterprise Investment Svcs...................  Class B               2,694.61    28.28%
  FBO 184949971
  P.O. Box 9446
  Minneapolis, MN 55440-9446
American Enterprise Investment Svcs...................  Class B                 664.37     6.97%
  FBO 203783521
  P.O. Box 9446
  Minneapolis, MN 55440-9446
American Enterprise Investment Svcs...................  Class B                 664.37     6.97%
  FBO 203783941
  P.O. Box 9446
  Minneapolis, MN 55440-9446
Barre Hazleton LC.....................................  Class C              31,005.22    22.37%
  918 16th Ave. NW
  Calgary, Alberta
  Canada T2M0K3
Saxon & Co............................................  Class K              16,383.50    33.54%
  FBO 20-01-302-9912426
  P.O. Box 7780-1888
  Philadelphia, PA 19182-0001
NFSC FEBO # 162-256757................................  Class K              13,338.76    27.31%
  FMT CO Cust. IRA Rollover
  FBO Gary L. Winarski
  842 Gardener Rd.
  Rockledge, FL 32955-8137
Circle Trust Company Cust.............................  Class K               4,465.17     9.14%
  GoldK Omnibus Account
  Metro Center
  1 Station Pl.
  Stamford, CT 06902-6800
PFPC Wrap Services....................................  Class K               2,585.24     5.29%
  FBO American Skandia
  760 Moore Rd.
  King of Prussia, PA 19406-1212

---------------

* Company has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                   EXHIBIT O

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

             NAME AND ADDRESS OF                                      NUMBER OF SHARES   PERCENT OF CLASS
                 RECORD OWNER                      FUND (CLASS)       OWNED OF RECORD    OWNED OF RECORD*
             -------------------                   ------------       ----------------   ----------------

Citigroup Global Markets House Acct...........  Class A                 1,572,945.84           8.57%
Attn: Cindy Tempesta
7th Fl
333 West 34th St.
New York, NY 10001-2402
Merrill Lynch Pierce Fenner & Smith...........  Class A                 1,394,504.88           7.60%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6484
Citigroup Global Markets House Acct...........  Class B                   499,778.87           8.61%
Attn: Cindy Tempesta
7th Fl.
333 West 34th St.
New York, NY 10001-2402
Merrill Lynch Pierce Fenner & Smith...........  Class B                   342,179.08           5.89%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6484
Merrill Lynch Pierce Fenner & Smith...........  Class C                   321,982.83          18.31%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246-6484
Citigroup Global Markets House Acct...........  Class C                   117,795.10           6.70%
Attn: Cindy Tempesta
7th Fl
333 West 34th St.
New York, NY 10001-2402
AMVESCAP Natl Tr Co FBO Equator...............  Class R                    19,033.48          31.10%
Technologies, Inc. 401(K) Retirement Plan
PO Box 105779
Atlanta, GA 30348-5779
BNY Clearing Services LLC.....................  Class R                    16,457.90          26.89%
A'Delia Inc Sub #5
111 East Kilbourn Avenue
Milwaukee, WI 53202-6633

             NAME AND ADDRESS OF                                      NUMBER OF SHARES   PERCENT OF CLASS
                 RECORD OWNER                      FUND (CLASS)       OWNED OF RECORD    OWNED OF RECORD*
             -------------------                   ------------       ----------------   ----------------
BNY Clearing Services LLC.....................  Class R                    16,287.78          26.61%
Oak Lawn LLC Sub #4
111 East Kilbourn Avenue
Milwaukee WI 53202-6633
NFSC
J Turk & M Morse TTEES........................  Class R                     4,350.37           7.11%
Western Management Inc.
PSP and 401K U/A 12/23/81
14577 Lorain Ave
Cleveland, OH 44111-3156

---------------

* Buyer has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                                                      APPENDIX I

                                   AGREEMENT
                                      AND
                             PLAN OF REORGANIZATION
                                      FOR
                             INVESCO EUROPEAN FUND,
                            A SEPARATE PORTFOLIO OF
                       INVESCO INTERNATIONAL FUNDS, INC.
                                AUGUST 13, 2003

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
ARTICLE 1  DEFINITIONS........................................................   I-1
SECTION 1.1.      Definitions.................................................   I-1

ARTICLE 2  TRANSFER OF ASSETS.................................................   I-4
SECTION 2.1.      Reorganization of Selling Fund..............................   I-4
SECTION 2.2.      Computation of Net Asset Value..............................   I-4
SECTION 2.3.      Valuation Date..............................................   I-4
SECTION 2.4.      Delivery....................................................   I-5
SECTION 2.5.      Termination of Series and Redemption of Selling Fund
                  Shares......................................................   I-5
SECTION 2.6.      Issuance of Buying Fund Shares..............................   I-5
SECTION 2.7.      Investment Securities.......................................   I-5
SECTION 2.8.      Liabilities.................................................   I-6

ARTICLE 3  REPRESENTATIONS AND WARRANTIES OF SELLER...........................   I-6
SECTION 3.1.      Organization; Authority.....................................   I-6
SECTION 3.2.      Registration and Regulation of Seller.......................   I-6
SECTION 3.3.      Financial Statements........................................   I-6
SECTION 3.4.      No Material Adverse Changes; Contingent Liabilities.........   I-6
SECTION 3.5.      Selling Fund Shares; Business Operations....................   I-6
SECTION 3.6.      Accountants.................................................   I-7
SECTION 3.7.      Binding Obligation..........................................   I-7
SECTION 3.8.      No Breaches or Defaults.....................................   I-7
SECTION 3.9.      Authorizations or Consents..................................   I-7
SECTION 3.10.     Permits.....................................................   I-8
SECTION 3.11.     No Actions, Suits or Proceedings............................   I-8
SECTION 3.12.     Contracts...................................................   I-8
SECTION 3.13.     Properties and Assets.......................................   I-8
SECTION 3.14.     Taxes.......................................................   I-8
SECTION 3.15.     Benefit and Employment Obligations..........................   I-9
SECTION 3.16.     Brokers.....................................................   I-9
SECTION 3.17.     Voting Requirements.........................................   I-9
SECTION 3.18.     State Takeover Statutes.....................................   I-9
SECTION 3.19.     Books and Records...........................................   I-9
SECTION 3.20.     Prospectus and Statement of Additional Information..........   I-9
SECTION 3.21.     No Distribution.............................................   I-9
SECTION 3.22.     Liabilities of Selling Fund.................................   I-9
SECTION 3.23.     Value of Shares.............................................  I-10
SECTION 3.24.     Shareholder Expenses........................................  I-10
SECTION 3.25.     Intercompany Indebtedness; Consideration....................  I-10

ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF BUYER............................  I-10
SECTION 4.1.      Organization; Authority.....................................  I-10
SECTION 4.2.      Registration and Regulation of Buyer........................  I-10
SECTION 4.3.      Financial Statements........................................  I-10

                                                                                PAGE
                                                                                ----
SECTION 4.4.      No Material Adverse Changes; Contingent Liabilities.........  I-10
SECTION 4.5.      Registration of Buying Fund Shares..........................  I-11
SECTION 4.6.      Accountants.................................................  I-11
SECTION 4.7.      Binding Obligation..........................................  I-11
SECTION 4.8.      No Breaches or Defaults.....................................  I-11
SECTION 4.9.      Authorizations or Consents..................................  I-12
SECTION 4.10.     Permits.....................................................  I-12
SECTION 4.11.     No Actions, Suits or Proceedings............................  I-12
SECTION 4.12.     Taxes.......................................................  I-12
SECTION 4.13.     Brokers.....................................................  I-13
SECTION 4.14.     Representations Concerning the Reorganization...............  I-13
SECTION 4.15.     Prospectus and Statement of Additional Information..........  I-13
SECTION 4.16.     Value of Shares.............................................  I-13
SECTION 4.17.     Intercompany Indebtedness; Consideration....................  I-13

ARTICLE 5  COVENANTS..........................................................  I-14
SECTION 5.1.      Conduct of Business.........................................  I-14
SECTION 5.2.      Announcements...............................................  I-14
SECTION 5.3.      Expenses....................................................  I-14
SECTION 5.4.      Further Assurances..........................................  I-14
SECTION 5.5.      Notice of Events............................................  I-14
SECTION 5.6.      Access to Information.......................................  I-15
SECTION 5.7.      Consents, Approvals and Filings.............................  I-15
SECTION 5.8.      Submission of Agreement to Shareholders.....................  I-15
SECTION 5.9.      Delay of Consummation of Reorganization.....................  I-15

ARTICLE 6  CONDITIONS PRECEDENT TO THE REORGANIZATION.........................  I-15
SECTION 6.1.      Conditions Precedent of Buyer...............................  I-15
SECTION 6.2.      Mutual Conditions...........................................  I-16
SECTION 6.3.      Conditions Precedent of Seller..............................  I-17
SECTION 6.4.      Reorganization Conditional..................................  I-17

ARTICLE 7  TERMINATION OF AGREEMENT...........................................  I-17
SECTION 7.1.      Termination.................................................  I-17
SECTION 7.2.      Survival After Termination..................................  I-18

ARTICLE 8  MISCELLANEOUS......................................................  I-18
SECTION 8.1.      Survival of Representations, Warranties and Covenants.......  I-18
SECTION 8.2.      Governing Law...............................................  I-18
SECTION 8.3.      Binding Effect, Persons Benefiting, No Assignment...........  I-18
SECTION 8.4.      Obligations of Buyer and Seller.............................  I-18
SECTION 8.5.      Amendments..................................................  I-18
SECTION 8.6.      Enforcement.................................................  I-18
SECTION 8.7.      Interpretation..............................................  I-18
SECTION 8.8.      Counterparts................................................  I-19
SECTION 8.9.      Entire Agreement; Exhibits and Schedules....................  I-19

                                                                                PAGE
                                                                                ----
SECTION 8.10.     Notices.....................................................  I-19
SECTION 8.11.     Representations by Seller Investment Adviser................  I-19
SECTION 8.12.     Representations by Buyer Investment Adviser.................  I-19
SECTION 8.13.     Successors and Assigns; Assignment..........................  I-20


Exhibit A         Excluded Liabilities of Selling Fund
Schedule 2.1      Classes of Shares of Selling Fund and Corresponding Classes
                  of Shares of Buying Fund
Schedule 3.4      Certain Contingent Liabilities of Selling Fund
Schedule 3.5(d)   Permitted Restructurings and Redomestications of Funds
Schedule 4.4      Certain Contingent Liabilities of Buying Fund
Schedule 4.5(a)   Portfolios of Buyer
Schedule 4.5(b)   Classes of Shares of Buying Fund and Number of Shares of
                  Each Class Buyer is Authorized to Issue
Schedule 5.1      Permitted Combinations of Funds
Schedule 6.2(f)   Tax Opinions

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of August 13, 2003 (this "Agreement"), by and among INVESCO International Funds, Inc., a Maryland corporation ("Seller"), acting on behalf of INVESCO European Fund ("Selling Fund"), a separate series of Seller, AIM International Funds, Inc., a Maryland corporation ("Buyer"), acting on behalf of AIM European Growth Fund ("Buying Fund"), a separate series of Buyer, A I M Advisors, Inc., a Delaware corporation, and INVESCO Funds Group, Inc., a Delaware corporation.

                                   WITNESSETH

     WHEREAS, Seller is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, for sale to the public; and

     WHEREAS, Buyer is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Buying Fund, for sale to the public; and

     WHEREAS, Buyer Investment Adviser (as defined below) provides investment advisory services to Buyer; and

     WHEREAS, Seller Investment Adviser (as defined below) provides investment advisory services to Seller; and

     WHEREAS, Selling Fund desires to provide for its reorganization through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Buyer of shares of Buying Fund in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Seller, Buyer, Buyer Investment Adviser and Seller Investment Adviser agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

     "Applicable Law" means the applicable laws of the state in which each of Buyer and Seller has been organized and shall include, as applicable, the Maryland General Corporation Law and the Delaware Statutory Trust Act.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Seller on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Seller.

     "Buyer" means AIM International Funds, Inc., a Maryland corporation.

     "Buyer Counsel" means Ballard Spahr Andrews & Ingersoll, LLP.

     "Buyer Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Buying Fund.

     "Buyer Investment Adviser" means A I M Advisors, Inc.

     "Buyer Registration Statement" means the registration statement on Form N-1A of Buyer, as amended, 1940 Act Registration No. 811-06463.

     "Buying Fund" means AIM European Growth Fund, a separate series of Buyer.

     "Buying Fund Auditors" means PricewaterhouseCoopers LLP.

     "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended October 31, 2002 and the unaudited financial statements of Buying Fund for the period ended April 30, 2003.

     "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Agreement.

     "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Agreement.

     "Closing Date" means October 27, 2003, or such other date as the parties may mutually agree upon.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

     "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Exchangeability Date" means the first date on which Buyer Investment Adviser determines that shares of retail mutual funds advised by Buyer Investment Adviser and shares of retail mutual funds advised by Seller Investment Adviser generally may be exchanged for shares of the same or a similar class of each other.

     "Governing Documents" means the organic documents which govern the business and operations of each of Buyer and Seller and shall include, as applicable, the Charter, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading

Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "NYSE" means the New York Stock Exchange.

     "Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Buyer of Buying Fund Shares directly to Selling Fund Shareholders as described in this Agreement, and the termination of Selling Fund's status as a designated series of shares of Seller.

     "Required Shareholder Vote" means the lesser of (a) the affirmative vote of 67% or more of the voting securities of Selling Fund present or represented by proxy at the Shareholders Meeting, if the holders of more than 50% of the outstanding voting securities of Selling Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of Selling Fund.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Seller" means INVESCO International Funds, Inc., a Maryland corporation.

     "Seller Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Selling Fund.

     "Seller Investment Adviser" means INVESCO Funds Group, Inc.

     "Seller Registration Statement" means the registration statement on Form N-1A of Seller, as amended, 1940 Act Registration No. 811-07758.

     "Selling Fund" means INVESCO European Fund, a separate series of Seller.

     "Selling Fund Auditors" means PricewaterhouseCoopers LLP.

     "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended October 31, 2002 and the unaudited financial statements of Selling Fund for the period ended April 30, 2003.

     "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

     "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

     "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Seller to consider and vote upon the approval of this Agreement.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Termination Date" means December 31, 2003, or such later date as the parties may mutually agree upon.

     "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

     "Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Buyer Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2.  Computation of Net Asset Value.

     (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

     (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Buyer Registration Statement.

     (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Selling Fund as described in the Seller Registration Statement.

     (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Agreement shall be made by agreement of Seller and Buyer. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

     SECTION 2.4.  Delivery.

     (a) No later than three (3) business days preceding the Closing Date, Seller shall instruct Seller Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Buyer Custodian. Such assets shall be delivered by Seller to Buyer Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Buyer Custodian.

     (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Buyer shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Buyer Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Buyer or Buyer Custodian, including brokers' confirmation slips.

     SECTION 2.5.  Termination of Series and Redemption of Selling Fund
Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing Date, the status of Selling Fund as a designated series of Seller shall be terminated and Seller shall redeem the outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Charter and the Maryland General Corporation Law; provided, however, that the termination of Selling Fund as a designated series of Seller and the redemption of the outstanding shares of Selling Fund shall not be required if the Reorganization shall not have been consummated.

     SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date. All issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Seller. Seller shall provide instructions to the transfer agent of Buyer with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Buyer shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Buyer shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Buyer for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Buyer.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Seller shall deliver a list setting forth the securities Selling Fund then owned together with the respective Federal income tax bases thereof and holding periods therefor. Seller shall provide to Buyer on or before the Valuation Date detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Seller prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or the auditors of Buyer upon reasonable request.

     SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller, on behalf of Selling Fund, represents and warrants to Buyer as follows:

     SECTION 3.1. Organization; Authority. Seller is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of Seller. Seller is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Seller to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Seller Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Selling Fund Financial Statements previously delivered to Buyer present fairly in all material respects the financial position of Selling Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Seller. Except as set forth on Schedule 3.4, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.

     SECTION 3.5.  Selling Fund Shares; Business Operations.

     (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of

Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

     (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Selling Fund will have conducted its historic business within the meaning of
Section 1.368-1(d)(2) of the Treasury Regulations in a substantially unchanged manner. In anticipation of its Reorganization, Selling Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d)(3) of the Treasury Regulations) being transferred to Buying Fund; provided, however, that this Section 3.5(d) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (e) Seller does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Selling Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Seller on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by Buyer and approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Seller on behalf of Selling Fund and performance by Seller of its obligations hereunder has been duly authorized by all necessary corporate or trust action, as applicable, on the part of Seller, other than approval by the shareholders of Selling Fund, and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Seller and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Seller is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Seller or any property of Selling Fund. Seller is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with

Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Seller in connection with the due execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

     SECTION 3.10. Permits. Seller has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Seller there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Seller, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Seller before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Seller, threatened in writing or, if probable of assertion, orally, against Seller affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Seller's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Seller is not, and has not been, to the knowledge of Seller, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund.

     SECTION 3.12. Contracts. Seller is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Seller there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

     SECTION 3.14.  Taxes.

     (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Selling Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Seller will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended October 31, 2002 and for the short taxable year beginning on November 1, 2002 and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended October 31, 2002 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 3.15. Benefit and Employment Obligations. As of the Closing Date, Selling Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and will have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any action taken by it.

     SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Agreement.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of Seller relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject. The total adjusted basis of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 3.24. Shareholder Expenses. Selling Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.25. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization.

                                   ARTICLE 4

                    REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer, on behalf of Buying Fund, represents and warrants to Seller as follows:

     SECTION 4.1. Organization; Authority. Buyer is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of Buyer. Buyer is duly registered with the SEC as an investment company under the Investment Company Act. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Buyer Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Buying Fund Financial Statements previously delivered to Seller present fairly in all material respects the financial position of Buying Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Buyer. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on
Schedule 4.4, no contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5.  Registration of Buying Fund Shares.

     (a) The shares of Buyer are divided into those portfolios, including Buying Fund, that are set forth on Schedule 4.5(a).

     (b) Buying Fund currently has those classes of shares that are set forth on
Schedule 4.5(b). Under its Governing Documents, Buyer is authorized to issue the number of shares of each such class that is set forth on Schedule 4.5(b).

     (c) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Buyer then in effect.

     (d) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (e) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Buyer's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by Seller for inclusion in the Combined Proxy Statement/Prospectus.

     (f) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Buyer Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Buyer to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Buying Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Buyer on behalf of Buying Fund and, assuming this Agreement has been duly executed and delivered by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by Buyer on behalf of Buying Fund and performance by Buyer of its obligations hereunder have been duly authorized by all necessary corporate or trust action, as applicable, on the part of Buyer and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Buyer and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Buyer or any property of Buying Fund. Buyer is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Buyer in connection with the due execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

     SECTION 4.10. Permits. Buyer has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Buyer there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Buyer, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Buyer before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Buyer, threatened in writing or, if probable of assertion, orally, against Buyer, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Buyer's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Buyer is not, and has not been, to the knowledge of Buyer, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund.

     SECTION 4.12.  Taxes.

     (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Buying Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by it.

     SECTION 4.14.  Representations Concerning the Reorganization.

     (a) Buyer has no plan or intention to reacquire any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.14(b) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.14(c) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund or any person related to Buying Fund to acquire or redeem any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1.  Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Seller shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(a) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d) or any of the combinations of funds set forth on
Schedule 5.1.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Buyer shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d) or any of the combinations of funds set forth on
Schedule 5.1.

     SECTION 5.2. Announcements. Seller and Buyer shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither Seller nor Buyer shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 5.3. Expenses. AMVESCAP PLC, on behalf of either Buyer Investment Adviser or Seller Investment Adviser, shall bear the costs and expenses incurred in connection with this Agreement and the Reorganization and other transactions contemplated hereby; provided that any such expenses incurred by or on behalf of Buying Fund or Selling Fund shall not be reimbursed or paid for by another Person unless those expenses are solely and directly related to the Reorganization.

     SECTION 5.4. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.5. Notice of Events. Buyer shall give prompt notice to Seller, and Seller shall give prompt notice to Buyer, of (a) the occurrence or non-occurrence of any event which to the knowledge of Buyer or to the knowledge of Seller, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of Seller, Sections 6.1 and 6.2 or (ii) in the case of Buyer, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.6.  Access to Information.

     (a) Seller will, during regular business hours and on reasonable prior notice, allow Buyer and its authorized representatives reasonable access to the books and records of Seller pertaining to the assets of Selling Fund and to officers of Seller knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Seller.

     (b) Buyer will, during regular business hours and on reasonable prior notice, allow Seller and its authorized representatives reasonable access to the books and records of Buyer pertaining to the assets of Buying Fund and to officers of Buyer knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Buyer.

     SECTION 5.7. Consents, Approvals and Filings. Each of Seller and Buyer shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Maryland General Corporation Law, the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of Seller and Buyer shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of Seller and Buyer shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.8. Submission of Agreement to Shareholders. Seller shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Seller shall, through its Board of Directors/Trustees, recommend to the shareholders of Selling Fund approval of this Agreement. Seller shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable after the date hereof.

     SECTION 5.9. Delay of Consummation of Reorganization. The parties acknowledge and agree that if the Exchangeability Date has not occurred prior to the Closing Date, consummation of the Reorganization shall not occur on the Closing Date but instead shall be postponed until a mutually acceptable date occurring subsequent to the Exchangeability Date; provided, however, that in no event shall the consummation of the Reorganization occur on a date subsequent to the Termination Date. In the case of such postponement of the consummation of the Reorganization, the parties agree that the term "Closing Date" in this Agreement shall mean in each instance such mutually acceptable date subsequent to the Exchangeability Date as the parties may choose to consummate the Reorganization.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of Buyer. The obligation of Buyer to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Buyer.

     (a) The representations and warranties of Seller on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Seller shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Buyer shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Seller, in such individual's capacity as an officer of Seller and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Seller certifying as to the accuracy and completeness of the attached Governing Documents of Seller, and resolutions, consents and authorizations of or regarding Seller with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     (e) Buyer shall have received from Seller confirmations or other adequate evidence as to the tax costs and holding periods of the assets and property of Selling Fund transferred to Buying Fund in accordance with the terms of this Agreement.

     (f) To the extent applicable, Seller Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by Seller Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between Seller Investment Adviser and Selling Fund.

     SECTION 6.2. Mutual Conditions. The obligations of Seller and Buyer to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Seller and Buyer, but only if and to the extent that such waiver is mutual.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Seller and Buyer shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

     (c) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Selling Fund held immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by Buyer with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) Seller and Buyer shall have received on or before the Closing Date an opinion of Buyer Counsel in form and substance reasonably acceptable to Seller and Buyer, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, Buyer Counsel may request and rely upon representations contained in certificates of officers of Seller, Buyer and others, and the officers of Seller and Buyer shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of Seller. The obligation of Seller to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Seller.

     (a) The representations and warranties of Buyer on behalf of Buying Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Buyer shall have complied with and satisfied in all material respects all agreements and conditions relating to Buying Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Seller shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Buyer, in such individual's capacity as an officer of Buyer and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Buyer certifying as to the accuracy and completeness of the attached Governing Documents of Buyer and resolutions, consents and authorizations of or regarding Buyer with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     SECTION 6.4. Reorganization Conditional. The parties acknowledge and agree that consummation of the Reorganization and the transactions contemplated by this Agreement is conditioned upon consummation of the reorganization of AIM International Core Equity Fund, a separate series of AIM Advisor Funds, a Delaware statutory trust, into INVESCO International Blue Chip Value Fund, a separate series of Seller, on or prior to the Closing Date. Accordingly, if the reorganization of AIM International Core Equity Fund into INVESCO International Blue Chip Value Fund has not been consummated on or prior to the Closing Date, the parties will be absolved of their obligations under this Agreement to consummate the Reorganization and the transactions contemplated by this Agreement.

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

     (a) by mutual written consent of Seller and Buyer; or

     (b) at the election of Seller or Buyer, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

          (i) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

          (ii) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

          (iii) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4.  Obligations of Buyer and Seller.

     (a) Seller and Buyer hereby acknowledge and agree that Buying Fund is a separate investment portfolio of Buyer, that Buyer is executing this Agreement on behalf of Buying Fund, and that any amounts payable by Buyer under or in connection with this Agreement shall be payable solely from the revenues and assets of Buying Fund.

     (b) Seller and Buyer hereby acknowledge and agree that Selling Fund is a separate investment portfolio of Seller, that Seller is executing this Agreement on behalf of Selling Fund and that any amounts payable by Seller under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund.

     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Seller and Buyer.

     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

          (a) If to Seller:

               INVESCO International Funds, Inc.
               4350 South Monaco Street
               Denver, Colorado 80237
               Attn: Glen A. Payne

             with a copy to:

               Kirkpatrick & Lockhart LLP
               1800 Massachusetts Avenue
               N.W., 2nd Floor
               Washington, D.C. 20036-1800
               Attn: Clifford J. Alexander

          (b) If to Buyer:

               AIM International Funds, Inc.
               11 Greenway Plaza, Suite 100
               Houston, Texas 77046-1173
               Attn: Kevin M. Carome

             with a copy to:

               Ballard Spahr Andrews & Ingersoll, LLP
               1735 Market Street, 51st Floor
               Philadelphia, PA 19103-7599
               Attn: Martha J. Hays

     SECTION 8.11. Representations by Seller Investment Adviser. In its capacity as investment adviser to Seller, Seller Investment Adviser represents to Buyer that to the best of its knowledge the representations and warranties of Seller and Selling Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of Seller Investment Adviser who have substantive responsibility for the provision of investment advisory services to Seller do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.12. Representations by Buyer Investment Adviser. In its capacity as investment adviser to Buyer, Buyer Investment Adviser represents to Seller that to the best of its knowledge the representations and warranties of Buyer and Buying Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.12, the best knowledge standard shall be deemed to mean that the officers of Buyer Investment Adviser who have substantive responsibility for the provision of investment advisory services to Buyer do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.13. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, on behalf of Selling Fund, and Buyer, on behalf of Buying Fund, and their respective successors and assigns. The parties hereto expressly acknowledge and agree that this Agreement shall be binding upon and inure to the benefit of those Delaware statutory trusts that are the resulting entities in the permitted restructurings and redomestications of funds set forth on Schedule 3.5(d).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          INVESCO INTERNATIONAL FUNDS, INC.,
                                          acting on
                                          behalf of INVESCO EUROPEAN FUND

                                          BY:   /s/ RAYMOND R. CUNNINGHAM
                                            ------------------------------------

                                          AIM INTERNATIONAL FUNDS, INC., acting
                                          on
                                          behalf of AIM EUROPEAN GROWTH FUND

                                          By:     /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                          A I M ADVISORS, INC.

                                          By:    /s/ MARK H. WILLIAMSON
                                            ------------------------------------

                                          INVESCO FUNDS GROUP, INC.

                                          By:   /s/ RAYMOND R. CUNNINGHAM
                                            ------------------------------------

                                   EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND

     None.

                                  SCHEDULE 2.1

                                                               CORRESPONDING CLASSES OF
CLASSES OF SHARES OF SELLING FUND                               SHARES OF BUYING FUND
---------------------------------                              ------------------------
Class A shares..............................................   Class A shares
Class B shares..............................................   Class B shares
Class C shares..............................................   Class C shares
Class K shares..............................................   Class A shares
Investor Class shares.......................................   Investor Class shares

                                  SCHEDULE 3.4

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

     None.

                                SCHEDULE 3.5(d)

             PERMITTED RESTRUCTURINGS AND REDOMESTICATIONS OF FUNDS

CURRENT FUNDS                                               CORRESPONDING NEW FUNDS
-------------                                               -----------------------
AIM ADVISOR FUNDS................................  AIM INVESTMENT SECURITIES FUNDS
  (DELAWARE STATUTORY TRUST)                         (DELAWARE STATUTORY TRUST)
AIM International Core Equity Fund...............  AIM International Core Equity Fund
AIM Real Estate Fund.............................  AIM Real Estate Fund

AIM INTERNATIONAL FUNDS, INC. ...................  AIM INTERNATIONAL MUTUAL FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
AIM European Growth Fund.........................  AIM European Growth Fund

INVESCO BOND FUNDS, INC. ........................  AIM BOND FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO High Yield Fund..........................  INVESCO High Yield Fund
INVESCO Select Income Fund.......................  INVESCO Select Income Fund
INVESCO Tax-Free Bond Fund.......................  INVESCO Tax-Free Bond Fund
INVESCO U.S. Government Securities Fund..........  INVESCO U.S. Government Securities Fund

INVESCO COMBINATION STOCK & BOND FUNDS, INC. ....  AIM COMBINATION STOCK & BOND FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Balanced Fund............................  INVESCO Balanced Fund
INVESCO Total Return Fund........................  INVESCO Total Return Fund

INVESCO COUNSELOR SERIES FUNDS, INC. ............  AIM COUNSELOR SERIES TRUST
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Advantage Fund...........................  INVESCO Advantage Fund

INVESCO INTERNATIONAL FUNDS, INC. ...............  AIM INTERNATIONAL MUTUAL FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO European Fund............................  INVESCO European Fund
INVESCO International Blue Chip Value Fund.......  INVESCO International Blue Chip Value Fund

INVESCO MONEY MARKET FUNDS, INC. ................  AIM TREASURER'S SERIES TRUST
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Cash Reserves Fund.......................  INVESCO Cash Reserves Fund
INVESCO Tax-Free Money Fund......................  INVESCO Tax-Free Money Fund

INVESCO SECTOR FUNDS, INC. ......................  AIM SECTOR FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Energy Fund..............................  INVESCO Energy Fund
INVESCO Financial Services Fund..................  INVESCO Financial Services Fund
INVESCO Real Estate Opportunity Fund.............  INVESCO Real Estate Opportunity Fund
INVESCO Technology Fund..........................  INVESCO Technology Fund
INVESCO Telecommunications Fund..................  INVESCO Telecommunications Fund
INVESCO Utilities Fund...........................  INVESCO Utilities Fund

INVESCO STOCK FUNDS, INC. .......................  AIM STOCK FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Growth Fund..............................  INVESCO Growth Fund
INVESCO Growth & Income Fund.....................  INVESCO Growth & Income Fund
INVESCO Value Equity Fund........................  INVESCO Value Equity Fund

                                  SCHEDULE 4.4

                 CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

     None.

                                SCHEDULE 4.5(a)

                              PORTFOLIOS OF BUYER

AIM Asia Pacific Growth Fund

AIM European Growth Fund

AIM Global Aggressive Growth Fund

AIM Global Growth Fund

AIM International Growth Fund

                                SCHEDULE 4.5(b)

                                                              NUMBER OF SHARES OF EACH CLASS
CLASSES OF SHARES OF BUYING FUND                               BUYER IS AUTHORIZED TO ISSUE
--------------------------------                              ------------------------------
Class A shares..............................................           240,000,000
Class B shares..............................................           240,000,000
Class C shares..............................................           240,000,000
Class R shares..............................................           240,000,000
Investor Class shares.......................................           240,000,000

                                  SCHEDULE 5.1

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science and Technology Fund into INVESCO
  Technology Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity II Fund into AIM Premier Equity Fund

                                SCHEDULE 6.2(f)

                                  TAX OPINIONS

     (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders; provided that, no opinion is expressed as to the effect of the Reorganization on Selling Fund or any Selling Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

     (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                     APPENDIX II


                       CLASS A, CLASS B, CLASS C, CLASS R
                          AND INVESTOR CLASS SHARES OF

                            AIM EUROPEAN GROWTH FUND

                        Supplement dated August 14, 2003
                      to the Prospectus dated July 21, 2003

Effective August 18, 2003, the following replaces in its entirety the first sentence appearing under the heading "REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS - REDUCED SALES CHARGES - RIGHTS OF ACCUMULATION" on page A-3 of the prospectus:

"You may combine your new purchases of Class A shares of an AIM Fund or an INVESCO Fund with AIM Fund and/or INVESCO Fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases."

PURCHASING SHARES

Effective on or about August 18, 2003, the following information replaces in its entirety the information appearing under the heading "PURCHASING SHARES - MINIMUM INVESTMENTS PER AIM FUND ACCOUNT" on page A-4 of the Prospectus:

"There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM Fund accounts are as follows:

                                                         INITIAL                                    ADDITIONAL
TYPE OF ACCOUNT                                        INVESTMENTS                                  INVESTMENTS
---------------                                        -----------                                  -----------
Employer-Sponsored Retirement Plans                  $     0 ($25 per AIM Fund                       $   50
(includes section 401, 403 and 457 plans,                 investment for salary
and SEP, SARSEP and SIMPLE IRA plans)                     deferrals from Employer-
                                                          Sponsored Retirement
                                                          Plans)
Systematic Purchase Plan                                  50                                             50
IRA, Roth IRA, or Coverdell ESA                          250                                             50
All other accounts                                     1,000                                             50

The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000."

EXCHANGING SHARES

Effective October 1, 2003, exchangeability among like share classes of the AIM Funds and the INVESCO Funds will be permitted. The exchange policy will provide for the following types of exchanges:


              SHAREHOLDERS INVESTED IN THE FOLLOWING CLASSES OF THE
                                 INVESCO FUNDS:

o   Investor Class Shares

o   Class A Shares(1)

o   Class B Shares

o   Class C Shares

o   Institutional Class Shares

o   Class K Shares

                WILL BE OFFERED THE ABILITY TO EXCHANGE INTO THE
                       FOLLOWING CLASSES OF THE AIM FUNDS:

o   Class A Shares of Category I and II AIM Funds and AIM Tax-Exempt Cash Fund

o   Class A3 Shares of all AIM Funds

o   AIM Cash Reserve Shares of AIM Money Market Fund

o   Class B Shares of all AIM Funds, with the exception of AIM Floating Rate
    Fund

o   Class C Shares of all AIM Funds, with the exception of AIM Floating Rate
    Fund

o   Institutional Class Shares of all AIM Retail Funds

o   There is currently no like class of shares offered by the AIM Funds


----------

(1) Class A Shares that are subject to a CDSC will not be exchangeable for shares of AIM Tax-Exempt Cash Fund or AIM Money Market Fund.

              SHAREHOLDERS INVESTED IN THE FOLLOWING CLASSES OF THE
                                   AIM FUNDS:

o Class A Shares of all AIM Funds, with the exception of Class A Shares of Category III Funds purchased at net asset value

o   Class A3 Shares of the AIM Funds

o   AIM Cash Reserve Shares of AIM Money Market Fund

o   Class B Shares of all AIM Funds

o   Class C Shares of all AIM Funds

o   Institutional Class Shares of all AIM Retail Funds

o   Class R Shares

                WILL BE OFFERED THE ABILITY TO EXCHANGE INTO THE
                     FOLLOWING CLASSES OF THE INVESCO FUNDS:

o   Class A Shares of all INVESCO Funds(2)

o   Class B Shares of all INVESCO Funds

o   Class C Shares of all INVESCO Funds

o   Institutional Class Shares of all INVESCO Funds

o   There is currently no like class of shares offered by the INVESCO Funds


REDEEMING SHARES

Effective on or about November 10, 2003, you may be charged a 2% redemption fee (on total redemption proceeds after applicable deferred sales charges) if you redeem, including redeeming by exchange, Class A or Investor Class shares of AIM European Growth Fund (either by selling or exchanging to another AIM Fund or an INVESCO Fund) within 30 days of their purchase.

The redemption fee will be paid to the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted.

The 2% redemption fee will not be charged on transactions involving the following:

    1) a total or partial redemption of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code");

    2) a total or partial redemption of shares held through qualified tuition plans maintained pursuant to Section 529 of the Code;

    3) a total or partial redemption effectuated pursuant to a systematic redemption plan or an automatic rebalancing program in the Funds set up by A I M Fund Services, Inc.;


----------

(2) The shareholder would be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which he or she was exchanging. Neither AIM Cash Reserve Shares of AIM Money Market Fund nor Class A Shares of AIM Tax-Exempt Cash Fund will be exchangeable for Class A Shares of an INVESCO Fund that are subject to a CDSC.

    4) a total or partial redemption requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability; or

    5)  a redemption initiated by a Fund.

                     AIM EUROPEAN GROWTH FUND

                     July 21, 2003




                     Prospectus

                     AIM European Growth Fund seeks to provide long-term growth of capital.

                     --------------------------------------------------------

                     This prospectus contains important information about the Class A, B, C, R and Investor Class shares of the fund. Please read it before investing and keep it for future reference.

                     Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing
                     Shares -- Grandfathered Investors."

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     An investment in the fund:
                     - is not FDIC insured;
                     - may lose value; and
                     - is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             2
------------------------------------------------------
PERFORMANCE INFORMATION                              3
------------------------------------------------------
Annual Total Returns                                 3

Performance Table                                    4

FEE TABLE AND EXPENSE EXAMPLE                        5
------------------------------------------------------
Fee Table                                            5

Expense Example                                      5

FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisor                                          6

Advisor Compensation                                 6

Portfolio Managers                                   6

OTHER INFORMATION                                    6
------------------------------------------------------
Sales Charges                                        6

Dividends and Distributions                          6

FINANCIAL HIGHLIGHTS                                 7
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Purchasing Shares                                  A-4

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                 A-10

Taxes                                             A-11

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Directors without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of European companies. The fund considers various factors when determining whether a company is in Europe, including whether (1) it is organized under the laws of a country in Europe; (2) it has a principal office in a country in Europe; (3) it derives 50% or more of its total revenues from business in a country in Europe; or (4) its equity securities are traded principally on a stock exchange, or in an over-the-counter market, in a country in Europe.

    In complying with the 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund will normally invest in the securities of companies located in at least three European countries. The fund may invest up to 65% of its total assets in European companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

    The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of European companies. The fund may invest up to 20% of its assets in securities of non-European companies. The fund may invest up to 20% of its assets in high-grade short-term securities and in debt securities, including U.S. Government obligations, investment-grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies. The fund's investments may include investments in companies with market capitalizations of less than $1 billion. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on companies that have experienced above-average long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small and micro-cap companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small and micro-cap companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1998...................................................................   40.62%
1999...................................................................   66.62%
2000...................................................................   -3.28%
2001...................................................................  -24.72%
2002...................................................................   -9.71%


    The Class A shares' year-to-date return as of June 30, 2003 was 13.19%.

    During the periods shown in the bar chart, the highest quarterly return was 54.69% (quarter ended December 31, 1999) and the lowest quarterly return was -21.50% (quarter ended March 31, 2001).

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices do not reflect payment of fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------
(for the periods ended                                        SINCE         INCEPTION
December 31, 2002)                     1 YEAR     5 YEARS    INCEPTION(1)      DATE
-----------------------------------------------------------------------------------------
Class A                                                                       11/03/97
  Return Before Taxes                   (14.69)%     7.80%       7.86%
  Return After Taxes on Distributions   (14.69)      7.79        7.86
  Return After Taxes on Distributions
    and Sale of Fund Shares              (9.02)      6.41        6.47
Class B                                                                       11/03/97
  Return Before Taxes                   (14.78)      7.95        8.15
Class C                                                                       11/03/97
  Return Before Taxes                   (11.23)      8.25        8.30
Class R(2)                                                                    11/03/97(2)
  Return Before Taxes                    (9.88)      8.85        8.88
Investor Class(3)                                                             11/03/97(3)
  Return Before Taxes                    (9.71)      9.02        9.05
-----------------------------------------------------------------------------------------
MSCI Europe Index(4)                    (18.38)     (2.26)      (1.21)(5)     10/31/97(5)
MSCI EAFE Index(6)                      (15.94)     (2.89)      (2.83)(5)     10/31/97(5)
MSCI Europe Growth Index(7)             (18.54)     (4.70)      (3.63)(5)     10/31/97(5)
Lipper European Fund Index(8)           (17.43)     (0.37)       0.23(5)      10/31/97(5)
-----------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C, R and Investor Class will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.
(3) The returns shown for these periods are the restated historical performance of the fund's Class A shares at the net asset value and reflect the higher Rule 12b-1 fees applicable to Class A shares. Investor Class shares would have different returns because, although the shares are invested in the same portfolio of securities, the Investor Class has a different expense structure. The inception date shown in the table is that of the fund's Class A shares. As of July 21, 2003, Investor Class shares have not commenced operations.
(4) The Morgan Stanley Capital International Europe Index is an unmanaged index that is designed to represent the performance of developed stock markets in Europe.
(5) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.
(6) The Morgan Stanley Capital International Europe, Australasia and Far East Index measures performance of global stock markets in 20 developed countries.
(7) The Morgan Stanley Capital International Europe Growth Index includes securities from fifteen European countries. The index contains approximately 200 "growth" securities (high P/BV securities).
(8) The Lipper European Fund Index is an equally weighted representation of the 30 largest funds in the Lipper European Region category. The fund concentrates its investments in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(paid directly from                                                                INVESTOR
your investment)                      CLASS A    CLASS B    CLASS C    CLASS R     CLASS
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)     5.50%      None       None       None        None

Maximum Deferred
Sales Charge (Load)
(as a percentage
of original
purchase price
or redemption
proceeds,
whichever is less)                      None(1,2)   5.00%     1.00%      None(3)     None
--------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
------------------------------------------------------------------------------------------
(expenses that are deducted                                                       INVESTOR
from fund assets)                         CLASS A   CLASS B   CLASS C   CLASS R   CLASS
------------------------------------------------------------------------------------------
Management Fees                            0.95%     0.95%     0.95%     0.95%      0.95%

Distribution and/or
Service (12b-1) Fees                       0.35      1.00      1.00      0.50       0.25

Other Expenses(5)                          0.63      0.63      0.63      0.63       0.63

Total Annual Fund
Operating Expenses                         1.93      2.58      2.58      2.08       1.83
------------------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) Other Expenses for Class R shares and Investor Class shares are based on estimated average net assets for the current fiscal year.

You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $735    $1,123    $1,535     $2,680
Class B                                      761     1,102     1,570      2,757
Class C                                      361       802     1,370      2,915
Class R                                      211       652     1,119      2,410
Investor Class                               186       576       990      2,148
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $735    $1,123    $1,535     $2,680
Class B                                      261       802     1,370      2,757
Class C                                      261       802     1,370      2,915
Class R                                      211       652     1,119      2,410
Investor Class                               186       576       990      2,148
--------------------------------------------------------------------------------

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management including the fund's investment decisions and the execution of securities transactions. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 190 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2002, the advisor received compensation of 0.95% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Jason T. Holzer, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996.

- Clas G. Olsson, Senior Portfolio Manager, who has been responsible for the fund since its inception in 1997 and has been associated with the advisor and/or its affiliates since 1994.

    They are assisted by the Europe/Canada Team. More information on the fund's management team may be found on our website (http://www.aiminvestments.com).

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM European Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes any long-term and short-term capital gains, if any, annually.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years 2002 and 2001 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.

                                                                                 CLASS A
                                        -----------------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                        SIX MONTHS                                                                 (DATE SALES
                                          ENDED                         YEAR ENDED OCTOBER 31,                    COMMENCED) TO
                                        APRIL 30,        ----------------------------------------------------      OCTOBER 31,
                                           2003            2002           2001           2000          1999            1998
                                        ----------       --------       --------       --------       -------    ----------------
Net asset value, beginning of period     $  15.60        $  16.52       $  23.59       $  16.42       $ 12.96        $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.04)(a)       (0.07)(a)      (0.06)(a)      (0.21)(a)     (0.11)         (0.08)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           0.78           (0.85)         (7.01)          7.38          3.58           3.04
=================================================================================================================================
    Total from investment operations         0.74           (0.92)         (7.07)          7.17          3.47           2.96
=================================================================================================================================
Less dividends from net investment
  income                                       --              --             --             --         (0.01)            --
=================================================================================================================================
Net asset value, end of period           $  16.34        $  15.60       $  16.52       $  23.59       $ 16.42        $ 12.96
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                              4.74%          (5.57)%       (29.97)%        43.67%        26.81%         29.60%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $308,218        $283,812       $157,651       $273,605       $99,148        $76,686
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                     2.06%(c)        1.93%          1.83%          1.69%         1.88%          1.98%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                     (0.58)%(c)      (0.42)%        (0.32)%        (0.82)%       (0.69)%        (0.58)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                     42%             94%            99%           112%          122%            93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $272,336,302.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%.
(e) Annualized.
(f) Not annualized for periods less than one year.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                 CLASS B
                                         ----------------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                         SIX MONTHS                                                                (DATE SALES
                                           ENDED                        YEAR ENDED OCTOBER 31,                    COMMENCED) TO
                                         APRIL 30,        ---------------------------------------------------      OCTOBER 31,
                                            2003           2002           2001           2000          1999            1998
                                         ----------       -------       --------       --------       -------    ----------------
Net asset value, beginning of period      $ 15.08         $ 16.07       $  23.11       $  16.20       $ 12.87        $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.09)(a)       (0.18)(a)      (0.19)(a)      (0.38)(a)     (0.22)         (0.18)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           0.75           (0.81)         (6.85)          7.29          3.55           3.05
=================================================================================================================================
    Total from investment operations         0.66           (0.99)         (7.04)          6.91          3.33           2.87
=================================================================================================================================
Net asset value, end of period            $ 15.74         $ 15.08       $  16.07       $  23.11       $ 16.20        $ 12.87
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                              4.38%          (6.16)%       (30.46)%        42.65%        25.87%         28.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                $93,248         $97,436       $105,324       $169,614       $67,074        $50,121
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets      2.71%(c)        2.58%          2.50%          2.39%         2.63%          2.72%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                     (1.23)%(c)      (1.07)%        (0.98)%        (1.52)%       (1.44)%        (1.32)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                     42%             94%            99%           112%          122%            93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $92,229,998.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e) Annualized.
(f) Not annualized for periods less than one year.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                 CLASS C
                                          --------------------------------------------------------------------------------------
                                                                                                                NOVEMBER 3, 1997
                                          SIX MONTHS                                                              (DATE SALES
                                            ENDED                       YEAR ENDED OCTOBER 31,                   COMMENCED) TO
                                          APRIL 30,        -------------------------------------------------      OCTOBER 31,
                                             2003           2002          2001          2000          1999            1998
                                          ----------       -------       -------       -------       -------    ----------------
Net asset value, beginning of period       $ 15.09         $ 16.09       $ 23.13       $ 16.21       $ 12.88        $ 10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.09)(a)       (0.18)(a)     (0.19)(a)     (0.38)(a)     (0.23)         (0.18)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.75           (0.82)        (6.85)         7.30          3.56           3.06
================================================================================================================================
    Total from investment operations          0.66           (1.00)        (7.04)         6.92          3.33           2.88
================================================================================================================================
Net asset value, end of period             $ 15.75         $ 15.09       $ 16.09       $ 23.13       $ 16.21        $ 12.88
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                               4.37%          (6.22)%      (30.44)%       42.69%        25.85%         28.80%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $28,020         $27,323       $32,604       $54,164       $11,938        $ 9,639
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets       2.71%(c)        2.58%         2.50%         2.39%         2.63%          2.72%(d)(e)
================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (1.23)%(c)      (1.07)%       (0.98)%       (1.52)%       (1.44)%        (1.32)%(e)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(f)                      42%             94%           99%          112%          122%            93%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $26,146,815.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e) Annualized.
(f) Not annualized for periods less than one year.

                                                                         CLASS R
                                                              ------------------------------
                                                                               JUNE 3, 2002
                                                              SIX MONTHS        (DATE SALES
                                                                ENDED          COMMENCED) TO
                                                              APRIL 30,         OCTOBER 31,
                                                                 2003              2002
                                                              ----------       -------------
Net asset value, beginning of period                            $15.59            $ 18.35
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)(a)          (0.04)(a)
--------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.78              (2.72)
============================================================================================
    Total from investment operations                              0.72              (2.76)
============================================================================================
Net asset value, end of period                                  $16.31            $ 15.59
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                   4.62%            (15.04)%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  403            $    15
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets                           2.21%(c)           2.08%(d)
============================================================================================
Ratio of net investment income (loss) to average net assets      (0.73)%(c)         (0.57)%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate(e)                                          42%                94%
____________________________________________________________________________________________
============================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $104,183.
(d) Annualized.
(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B              CLASS C              CLASS R              INVESTOR CLASS(6)
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(5)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(4)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $250,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM Fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

(6) As of July 21, 2003 Investor Class shares of AIM Blue Chip Fund, AIM European Growth Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Money Market Fund, AIM Municipal Bond Fund, AIM Real Estate Fund and AIM Tax-Exempt Cash Fund have not commenced operations.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

       If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares). The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing plans, 401(k)     $  0 ($25 per AIM Fund investment for           $25
plans, Simplified Employee Pension (SEP) accounts, Salary           salary deferrals from Savings
Reduction (SARSEP) accounts, Savings Incentive Match Plans          Plans)
for Employee IRA (Simple IRA) accounts, 403(b) or 457 plans)

Systematic Purchase Plan                                         50                                             25(1)

IRA, Education IRA or Roth IRA                                  250                                             50

All other accounts                                              500(2)                                          50
-------------------------------------------------------------------------------------------------------------------------


(1) $50 for Investor Class shares.

(2) $1,000 for Investor Class shares.

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, A I M Fund    from your confirmation statement to the
                                       Services, Inc., P.O. Box 4739, Houston,    transfer agent.
                                       TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: A I M Fund
                                       Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line. You may place your order after
                                                                                  you have provided the bank instructions
                                                                                  that will be requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

As of July 21, 2003, Investor Class shares of certain funds that intend to offer such shares have not commenced operations (for a listing of funds that intend to offer Investor Class shares see the "Choosing a Share Class" section of your prospectus). Once operations commence, Investor Class shares of such funds may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) INVESCO Funds directors, employees of AMVESCAP PLC and its subsidiaries.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; and (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

$1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                     Fund(1)                             Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund                              within 18 months of initial
                                                                         purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund                  or II Fund                         within 18 months of initial
                              - Class A shares of Category III     purchase of Category I or II
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund                         within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line. You will be allowed
                                   to redeem by telephone if (1) the proceeds
                                   are to be mailed to the address on record
                                   (if there has been no change communicated to
                                   us within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund);

(7) Investor Class shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
    Fund) or Class A3 shares of an AIM Fund; or

(8) Class A or A3 shares of an AIM Fund for Investor Class shares of any AIM Fund as long as you own Investor Class shares of any AIM Fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM Fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) one another;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (c) Class A shares of another AIM Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003; or

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and
- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--07/03

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aiminvestments.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM EUROPEAN GROWTH FUND
 SEC 1940 Act file number: 811-6463
------------------------------------

AIMinvestments.com               EGR-PRO-1

                                                                    APPENDIX III

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

EUROPEAN MARKETS STRUGGLE AS GLOBAL ECONOMY SLOWS

HOW DID AIM EUROPEAN GROWTH FUND PERFORM DURING THE FISCAL YEAR?

Although European markets traded higher late last year, 2002 has been a difficult and volatile year for European equities. Given this environment, for the year ended October 31, 2002, AIM European Growth Fund returned -5.57% for Class A shares, -6.16% for Class B shares, -6.22% for Class C shares, and -5.71% for Class R shares, excluding sales charges. The fund bettered both the MSCI Europe Index and the Lipper European Fund Index which returned -13.88% and -12.77%, respectively, over the same period. By comparison, U.S. stocks, as represented by the S&P 500 Index, returned -15.10%.

    As you can see from the chart at the bottom of page 5, over the longer term, the fund has produced good results. Since inception, the fund has returned 9.34% for Class A shares, excluding sales charges; while the MSCI Europe Index returned -1.47%.

WHAT WERE MARKET CONDITIONS LIKE IN EUROPE?

After struggling for most of 2001, European markets rallied in the final months and seemed poised for recovery. Economic data also improved during the first few months of 2002. This rebound in European business conditions, however, was short-lived. Weak economic data--declining consumer confidence and rising unemployment coupled with disappointing corporate earnings--weighed heavily on increasingly volatile European markets. Much of the market's volatility can be linked to European life insurance firms. In Europe, insurance companies typically hold 20% of their assets in stocks, while U.S. life insurance companies hold just 1.5% to 2% of their assets in equities. The rapid decline of telecommunications stocks also hit European indexes hard, as the telecommunications sector is a larger percentage of total market cap in Europe than in the United States. That said, European technology shares led a much-needed market rally in October, with the MSCI Europe Index rising 9.67% for the month.

WHAT OTHER TRENDS EMERGED IN EUROPEAN MARKETS? HOW DID THESE TRENDS INFLUENCE THE FUND?

Investors continued to reward companies that had better-than-expected earnings. This fits with the fund's earnings momentum approach and is one reason the fund held up better than its benchmarks. The fund's ability to invest in all capitalization levels also played a role in relative performance. Most European sector funds invest almost exclusively in large-cap securities--a distinct disadvantage during the reporting period as European small-cap/mid-cap stocks were favored. With AIM European Growth Fund's market cap flexibility, however, we were able to fully capitalize on the earnings momentum we found in many of Europe's smaller companies.

WERE THERE ANY SIGNIFICANT MONETARY CHANGES IN THE EURO ZONE?

Although many contend the European Central Bank (ECB) is too focused on fighting inflation, the bank left its key interest rate

PORTFOLIO COMPOSITION

as of 10/31/02, based on total net assets

===================================================================================================================================
TOP 10 HOLDINGS                                               TOP 10 INDUSTRIES                        TOP COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Anglo Irish Bank Corp. PLC (Ireland)            3.1%       1. Banks                         15.5%      [PIE CHART]

 2. Altana A.G. (Germany)                           2.7        2. Pharmaceuticals                7.4   UNITED KINGDOM   24.2%

 3. Eni S.p.A. (Italy)                              2.4        3. Construction & Engineering     5.1   OTHER            13.2%

 4. Grupo Ferrovial, S.A. (Spain)                   2.3        4. Integrated Oil & Gas           5.1   ITALY            12.3%

 5. Banco Popular Espanol S.A. (Spain)              2.2        5. Health Care Supplies           3.4   FRANCE           11.7%

 6. Banco Popolare di Verona e Novara Scrl (Italy)  2.1        6. Automobile Manufacturers       3.3   SPAIN            10.3%

 7. Total Fina Elf S.A. (France)                    2.1        7. Insurance Brokers              3.3   GERMANY           9.9%

 8. Bank of Ireland (Ireland)                       2.0        8. Restaurants                    2.8   IRELAND           9.9%

 9. Merloni Elettrodomestici S.p.A. (Italy)         2.0        9. Tobacco                        2.7   SWEDEN            2.5%

10. Autostrade-Concessioni e Costruzioni                                                               BELGIUM           2.2%
    Autostrade S.p.A. (Italy)                       2.0       10. Highways & Railtracks          2.6
                                                                                                       NETHERLANDS       2.0%

                                                                                                       BERMUDA           1.8%

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=================================================================================================================================

unchanged at 3.25% for the 11th consecutive month in October. Meanwhile, the Bank of England recently left rates unchanged at 4.0%.

    After years of dominance, the U.S. dollar finally began showing signs of weakness in the second quarter of the year. The British pound and the euro both gained ground. In fact, the euro began 2002 at an uninspiring $0.88(U.S.), but finally managed to break through the parity level during the year.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

On a sector basis, we found good growth opportunities in traditionally defensive sectors, such as consumer staples and energy. Conversely, as consumer sentiment declined, we decreased our exposure to health care, financials and information technology.

    On a country basis, over the last quarter we have increased our exposure to France, Italy and the UK. The UK in particular has managed to perform better than most of Europe as consumer spending has remained high and, therefore, economic growth has remained relatively robust. Low interest rates and high employment have also boosted the UK's economy. On the other hand, we have recently decreased our exposure to Germany and Switzerland. Germany, Europe's largest economy, has been one of the worst-performing markets in the world this year. The country has suffered from a combination of high unemployment, industrial weakness and lower consumer spending.

CAN YOU DISCUSS SOME PARTICULAR HOLDINGS?

o Merloni, an Italian appliance manufacturer, benefited the fund. The company has been gaining market share due to a strong emphasis on product innovation and an efficient cost basis, which puts it among the most profitable companies in its sector.

o Munich Re, a German reinsurance company, detracted from fund performance. The company has been hard hit with losses from the September 11, 2001, terrorist attacks in the United States. Massive flooding in Europe has also hampered the company. However, we still find the company attractive as pricing in the property and casualty reinsurance line has increased.

WHAT WERE CONDITIONS LIKE AT THE END OF THE REPORTING PERIOD?

The global downturn and indeed the U.S. recession impacted Europe more than many analysts had predicted. Therefore, the strength of European stocks will undoubtedly continue to depend, at least to some extent, on the outcome of the U.S. economy.

    Nonetheless, euro zone industrial confidence rose two points in October, and France's jobless rate held steady in September for the fourth straight month. And although the ECB has been slow to reduce interest rates, that might actually be good news for Europe's growth prospects as it leaves the door open for future interest rate cuts.

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                           JASON T. HOLZER, CO-MANAGER

                           CLAS G. OLSSON, CO-MANAGER

                         ASSISTED BY EUROPE/CANADA TEAM

                          See important fund and index
                         disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com


FUND PERFORMANCE

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

11/3/97-10/31/02, excluding sales charges

                                   [BAR CHART]

AIM EUROPEAN GROWTH FUND

CLASS A SHARES              9.34%

MSCI EUROPE INDEX          -1.47%

                                                            Source: Lipper, Inc.

The performance of the fund's Class A, Class B, Class C, and Class R shares will differ due to different sales charge structures and class expenses.

    *Index return data is from 10/31/97-10/31/02.

================================================================================

eDELIVERY

                  REDUCE YOUR PAPER MAIL WITH AIM'S EDELIVERY

Sign up for eDelivery by going to aiminvestments.com and you can have your fund reports and prospectuses delivered electronically. At our Web site, select "Your AIM Account," log in, click on the "Account Options" dropdown menu and select "eDelivery." You will no longer receive paper copies of these documents. Instead you'll receive a link to the documents via email. (You can cancel the service at the Web site at any time.)

If you receive account statements, fund reports and prospectuses from your financial advisor rather than from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

                                                                       [GRAPHIC]

                                FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
11/3/97-10/31/02

                                [MOUNTAIN CHART]


                 AIM EUROPEAN    AIM EUROPEAN     AIM EUROPEAN
                  GROWTH FUND    GROWTH FUND        GROWTH FUND   LIPPER EUROPEAN   MSCI EUROPE
DATE            CLASS A SHARES  CLASS B SHARES    CLASS C SHARES    FUND INDEX         INDEX
11/03/97             9450            10000            10000            10000            10000
11/97                9233             9770             9770            10075            10154
12/97                9592            10150            10150            10310            10525
1/98                10026            10600            10600            10694            10962
2/98                10972            11590            11590            11576            11820
3/98                12172            12850            12850            12452            12661
4/98                12910            13609            13609            12738            12907
5/98                13789            14529            14538            13058            13169
6/98                13855            14599            14608            13096            13314
7/98                14535            15298            15308            13346            13577
8/98                12551            13197            13198            11419            11869
9/98                11842            12457            12458            10779            11395
10/98               12248            12867            12878            11533            12306
11/98               12900            13546            13558            12190            12961
12/98               13489            14156            14168            12758            13527
1/99                14322            15025            15038            12985            13441
2/99                13593            14245            14257            12606            13099
3/99                13063            13685            13697            12641            13242
4/99                13195            13815            13818            13003            13637
5/99                12797            13386            13388            12531            12982
6/99                13185            13786            13788            12849            13201
7/99                13904            14526            14538            13065            13324
8/99                14244            14876            14878            13171            13460
9/99                14528            15167            15169            13027            13357
10/99               15530            16196            16209            13469            13848
11/99               18594            19385            19399            14405            14222
12/99               22473            23404            23419            16266            15680
1/00                23676            24644            24669            15742            14563
2/00                29521            30712            30728            17912            15322
3/00                26852            27914            27929            17924            15691
4/00                24130            25064            25088            16953            14999

================================================================================================


             AIM EUROPEAN     AIM EUROPEAN    AIM EUROPEAN
              GROWTH FUND      GROWTH FUND     GROWTH FUND    LIPPER EUROPEAN     MSCI EUROPE
DATE        CLASS A SHARES   CLASS B SHARES   CLASS C SHARES     FUND INDEX          INDEX

5/00             23307            24194            24218            16610            14876
6/00             24043            24944            24968            17004            15196
7/00             24375            25284            25308            16873            14953
8/00             25038            25954            25979            16937            14777
9/00             23921            24775            24799            16063            14085
10/00            22323            23115            23140            15575            13978
11/00            20082            20785            20810            14742            13437
12/00            21737            22475            22500            15849            14363
1/01             21528            22246            22270            15801            14370
2/01             19164            19805            19821            14469            13108
3/01             17064            17617            17640            13199            12130
4/01             18001            18577            18600            14073            12993
5/01             17841            18397            18419            13531            12359
6/01             17377            17917            17939            12980            11892
7/01             16970            17487            17508            12849            11921
8/01             17036            17537            17559            12519            11611
9/01             15135            15568            15589            11114            10453
10/01            15627            16068            16089            11503            10785
11/01            15996            16437            16450            12001            11218
12/01            16365            16807            16830            12257            11505
1/02             15958            16377            16400            11720            10903
2/02             16148            16577            16591            11728            10901
3/02             16753            17187            17201            12315            11492
4/02             17028            17446            17471            12281            11404
5/02             17350            17776            17791            12289            11369
6/02             17350            17765            17780            11959            10974
7/02             15401            15767            15780            10710             9753
8/02             15515            15866            15879            10638             9751
9/02             14001            14306            14320             9320             8468
10/02            14758            14880            15090            10034             9287

                                                                          Source: Lipper, Inc.

==============================================================================================

Past performance cannot guarantee comparable future results.

The chart compares AIM European Growth Fund to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 11/3/97-10/31/02.

    Please note: index performance is for the period 10/31/97-10/31/02. It is important to understand the difference between your fund and an index. A market index, such as the MSCI Europe Index is not managed and incurs no sales charges, expenses or fees. If you could buy all securities that make up a market index, you would incur expenses that would affect your investment return. An index of funds such as the Lipper European Fund Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy. Performance of an index of funds reflects fund expenses.

    Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

    Performance of the fund's Class A, B, C, and R shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.

FUND RETURNS

as of 10/31/02

================================================================================

AVERAGE ANNUAL TOTAL RETURNS
including sales charges

CLASS A SHARES
 Inception (11/3/97)                8.11%
  1 Year                         -10.76

CLASS B SHARES
 Inception (11/3/97)                8.29%
  1 Year                         -10.85

CLASS C SHARES
 Inception (11/3/97)                8.59%
  1 Year                          -7.15

CLASS R SHARES*
 Inception                          9.17%
  1 Year                          -5.71

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/02, the most recent calendar quarter-end, which were: Class A shares, inception (11/3/97), 7.10%, one year, -12.58%; Class B shares, inception (11/3/97), 7.27%; one year, -12.69%. Class C shares, inception (11/3/97), 7.59%.; one year, -9.06%. Class R shares, inception, 8.17%; one year, -7.66%.

    *Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect Class R 12b-1 fees. (The inception date of Class A shares is 11/3/97.) Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

                                                                     APPENDIX IV

                                  [REGISTRANT]

                      MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this   day of           , 200 , by and between
[Registrant], a Delaware statutory trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

     6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect
until           , 200 , and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the

Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                          [REGISTRANT]
                                          (a Delaware statutory trust)
Attest:

-----------------------------------------       By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

Attest:
                                                A I M ADVISORS, INC.

-----------------------------------------
                                                By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

                                   APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                                  EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                                  ------------------------------------
[To Be Added]                                                 [To Be Added]

                                   APPENDIX B
                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

     [To Be Added -- Please see Exhibit L for the annual rates applicable to your Fund]

                                                                      APPENDIX V

                             [NAME OF INVESCO FUND]

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of August 13, 2003, by and between [name of current INVESCO Fund], a Maryland corporation (the "Company"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and [name of new Delaware statutory trust], a Delaware statutory trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A.

                                   BACKGROUND

     The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company currently publicly offers shares of common stock representing interests in one or more separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

     The Board of Directors of the Company has designated one or more classes of common stock that represent interests in each Current Fund. Each of these classes is listed on Schedule B to this Agreement and is referred to in this Agreement as a "Current Fund Class."

     The Company desires to change its form and place of organization by reorganizing as the Trust. In anticipation of such reorganization, the Board of Trustees of the Trust has established a series portfolio corresponding to each of the Current Funds (each a "New Fund"), and has designated one or more classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

     Each Current Fund desires to provide for its Reorganization (each, a "Reorganization" and collectively, the "Reorganizations") through the transfer of all of its assets to the corresponding New Fund in exchange for the assumption by such New Fund of the liabilities of the corresponding Current Fund and the issuance by the Trust to such Current Fund of shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by a Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). Each Current Fund will then distribute the New Fund Shares it has received to its shareholders.

     Each Reorganization of each Current Fund is dependent upon the consummation of the Reorganization of all of the other Current Funds, so that the Reorganizations of all of the Current Funds must be consummated if any of them are to be consummated. For convenience, the balance of this Agreement refers only to a single Reorganization, but the terms and conditions hereof shall apply separately to each Reorganization and to the Current Fund and the corresponding New Fund participating therein, as applicable.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, on its own behalf and on behalf of the Current Funds, and by the Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  DEFINITIONS

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

     1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

     1.2 "Closing" shall mean the consummation of the transfer of Assets, assumption of Liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

     1.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.4 "Current Fund" shall mean each of the series portfolios of the Company as shown on Schedule A.

     1.5 "Current Fund Class" shall mean each class of common stock of the Company representing an interest in a Current Fund as shown on Schedule B.

     1.6 "Current Fund Shares" shall mean the shares of a Current Fund outstanding immediately prior to the Reorganization.

     1.7  "Effective Time" shall have the meaning set forth in Section 3.1.

     1.8 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

     1.9 "New Fund" shall mean each of the series portfolios of the Trust, one of which shall correspond to one of the Current Funds as shown on Schedule A.

     1.10 "New Fund Class" shall mean each class of shares of beneficial interest in a New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

     1.11 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund issued to a Current Fund hereunder.

     1.12 "Registration Statement" shall have the meaning set forth in Section 5.4.

     1.13 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

     1.14  "SEC" shall mean the Securities and Exchange Commission.

     1.15 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

     1.16  "Shareholders Meeting" shall have the meaning set forth in Section
5.1.

     1.17  "Transfer Agent" shall have the meaning set forth in Section 2.2.

     1.18  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2.  PLAN OF REORGANIZATION

     2.1 The Company agrees, on behalf of each Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of each New Fund, agrees in exchange therefor:

          (a) to issue and deliver to the corresponding Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated on Schedule B equal to the number of full and fractional Current Fund Shares of each corresponding Current Fund Class designated on Schedule B; and

          (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $10.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

     2.3 Following receipt of the required shareholder vote and as soon as reasonably practicable after the Closing, the status of each Current Fund as a designated series of the Company shall be terminated; provided, however, that the termination of each Current Fund as a designated series of the Company shall not be required if the Reorganization shall not have been consummated.

     2.4 Following receipt of the required shareholder vote and as soon as reasonably practicable after distribution of the New Fund Shares pursuant to
Section 2.2, the Company and the Trust shall cause Articles of Transfer to be filed with the State Department of Assessments and Taxation of Maryland and, following the filing of Articles of Transfer, the Company shall file Articles of Dissolution with the State Department of Assessments and Taxation of Maryland to dissolve the Company as a Maryland corporation; provided, however, that the filing of Articles of Transfer and Articles of Dissolution as aforesaid shall not be required if the Reorganization shall not have been consummated.

     2.5 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

     2.6 Any reporting responsibility of the Company or each Current Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

3.  CLOSING

     3.1 The Closing shall occur at the principal office of the Company on [date], 2003, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New

Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 The Company shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.  REPRESENTATIONS AND WARRANTIES

     4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:

          (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Maryland Department of Assessments and Taxation;

          (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) Each Current Fund is a duly established and designated series of the Company;

          (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

          (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

          (g) During the five-year period ending on the date of the Reorganization, neither Company nor any person related to Company (as defined in Section 1.368-1(e)(3) of the Federal income tax regulations adopted pursuant to the Code without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of a Current Fund for consideration other than shares of such Current Fund, except for shares redeemed in the ordinary course of such Current Fund's business as an open-end investment company as required by the 1940 Act, or (ii) made distributions with respect to a Current Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in such Current Fund at the Effective Time. There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Company is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

          (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

          (i) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as a series of an open-end diversified management investment company operating under the 1940 Act;

          (k) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders;

          (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

          (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and

          (n) The total adjusted basis of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred assets are subject.

     4.2 The Trust represents and warrants on its own behalf and on behalf of each New Fund as follows:

          (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) The Trust is duly registered as an open-end management investment company under the 1940 Act. At the Effective Time, the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement shall be duly registered under the Securities Act of 1933 by a Registration Statement filed with the SEC;

          (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

          (d) No New Fund has commenced operations nor will it commence operations until after the Closing;

          (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in Section 5.2;

          (f) No consideration other than New Fund Shares (and each New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) The New Fund Shares to be issued and delivered to each corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and nonassessable;

          (h) Each New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of such business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

          (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets, provided, however that this Section 4.2(j) shall not preclude any of the combinations of funds set forth on Schedule C to this Agreement; and

          (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or statutory trust or "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization, provided, however that this Section 4.2(k) shall not preclude any of the combinations of Funds set forth on Schedule C.

     4.3 Each of the Company and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

          (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5.  COVENANTS

     5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its shareholders (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. The Board of Directors of the Company shall recommend that shareholders approve this Agreement and, in connection therewith, sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. Approval by shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.

     5.2 Prior to the Closing, the Company shall acquire one New Fund Share in each New Fund Class of each New Fund for the purpose of enabling the Company to elect the Company's directors as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in Section 5.3.

     5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, if applicable, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement, and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-l of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of each New Fund.

     5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-lA under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which will contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Reorganization, (ii) which will register the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement, and (iii) if applicable, under which the Trust will succeed to the Registration Statement, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

6.  CONDITIONS PRECEDENT

     The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

          6.1 The shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

          6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions.

          6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

             (a) The Reorganization will constitute a reorganization within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

             (b) No gain or loss will be recognized to a Current Fund on the transfer of its Assets to the corresponding New Fund in exchange solely for the New Fund's New Fund Shares and the New Fund's assumption of the Current Fund's Liabilities or on the subsequent distribution of those New Fund Shares to its Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

             (c) No gain or loss will be recognized to a New Fund on its receipt of the corresponding Current Fund's Assets in exchange for New Fund Shares and its assumption of the Current Fund's Liabilities;

             (d) Each New Fund's basis for the corresponding Current Fund's Assets will be the same as the basis thereof in the Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for those Assets will include the Current Fund's holding period therefor;

             (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

             (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for such Current Fund Shares, provided that such Current Fund Shares are held as capital assets by the Shareholder at the Effective Time.

          6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1 and 6.3) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's Shareholders.

7.  EXPENSES

     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8.  ENTIRE AGREEMENT

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9.  AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the shareholders' interests.

10.  TERMINATION

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's shareholders:

          10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2003; or

          10.2  By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.

11.  MISCELLANEOUS

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. The liabilities and obligations of the Trust pursuant to this Agreement shall be enforceable against the assets of the New Funds only and not against the assets of the Trust generally.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                                       [NAME OF MARYLAND CORPORATION],
                                              on behalf of each of its series listed in Schedule A

                                              By:
--------------------------------------------  --------------------------------------------------------

                                              Title:
                                              --------------------------------------------------------
Attest:                                       [NAME OF DELAWARE STATUTORY TRUST],
                                              on behalf of each of its series listed in Schedule A

                                              By:
--------------------------------------------  --------------------------------------------------------

                                              Title:
                                              --------------------------------------------------------

                                   SCHEDULE A

SERIES OF                                                      CORRESPONDING SERIES OF
[MARYLAND CORPORATION]                                        [DELAWARE STATUTORY TRUST]
(EACH A "CURRENT FUND")                                          (EACH A "NEW FUND")
-----------------------                                       --------------------------
[To Be Added]...............................................        [To Be Added]

                                   SCHEDULE B

                                                              CORRESPONDING CLASSES OF
CLASSES OF EACH CURRENT FUND                                       EACH NEW FUND
----------------------------                                  ------------------------
[To Be Added]...............................................       [To Be Added]

                                   SCHEDULE C

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science and Technology Fund into INVESCO
  Technology Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity II Fund into AIM Premier Equity Fund

P.O. BOX 9132
HINGHAM, MA  02043-9132


EACH SHAREHOLDER'S VOTE IS IMPORTANT!  PLEASE VOTE YOUR PROXY TODAY!


VOTING OPTIONS


VOTING BY TELEPHONE
1. Read the accompanying Proxy Statement and Proxy Card.
2. Call the toll-free number 1-888-221-0697.
3. Enter your CONTROL NUMBER listed on the proxy card.
4. Follow the recorded instructions.



VOTING BY INTERNET
1. Read the accompanying Proxy Statement and Proxy Card.
2. Go to Web site www.aiminvestments.com.
3. Click on the My Account tab.
4. Click on the 2003 Proxy Information link.
5. Follow the instructions provided.
6. Enter your CONTROL NUMBER listed on the proxy card.


VOTING BY MAIL
1. Read the accompanying Proxy Statement and Proxy Card.
2. Please mark, sign and date your Proxy Card.

3. Return the Proxy Card in the postage-paid envelope provided or return it to Proxy Tabulator, P.O. Box 9123, Hingham, MA 02043-9723.



CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING.



PROXY CARD                                                            PROXY CARD


***    CONTROL NUMBER:  999  999  999  999  99    ***


PROXY SOLICITED BY THE BOARD OF DIRECTORS (the "Board")

INVESCO EUROPEAN FUND
AN INVESTMENT PORTFOLIO OF INVESCO INTERNATIONAL FUNDS, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2003

The undersigned hereby appoints Bob R. Baker, Glen A. Payne and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on October 21, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF EACH PROPOSAL AND "FOR" EACH NOMINEE.

NOTE: If you vote by phone or on the Internet, please do not return your proxy card.

Proxy must be signed and dated below.

Dated ___________________ 2003



Signature(s) (if held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD.
All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

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Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

FOR         AGAINST    ABSTAIN

1. To approve an Agreement and Plan of Reorganization under which all of the assets of INVESCO European Fund, an investment portfolio of INVESCO International Funds, Inc. ("Company"), will be transferred to AIM European Growth Fund ("Buying Fund"), an investment portfolio of AIM International Funds, Inc. ("Buyer"), Buying Fund will assume the liabilities of INVESCO European Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of INVESCO European Fund.

FOR
ALL

WITHHOLD
AUTHORITY
FOR ALL
NOMINEES

FOR ALL
EXCEPT*

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2. To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified:

(01) Bob R. Baker
(02) Frank S. Bayley
(03) James T. Bunch
(04) Bruce L. Crockett

(05) Albert R. Dowden
(06) Edward K. Dunn, Jr.
(07) Jack M. Fields
(08) Carl Frischling

(09) Robert H. Graham
(10) Gerald J. Lewis
(11) Prema Mathai-Davis
(12) Lewis F. Pennock

(13) Ruth H. Quigley
(14) Louis S. Sklar
(15) Larry Soll, Ph.D.
(16) Mark H. Williamson

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*To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided.

FOR         AGAINST    ABSTAIN

3. To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

4. To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE SIGN ON REVERSE SIDE

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